       As Filed with the Securities and Exchange Commission on December 28, 2001


                           1933 Act File No. 333-7008
                           1940 Act File No. 811-8227
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]


                       POST-EFFECTIVE AMENDMENT NO. 23 [X]

                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]



                              AMENDMENT NO. 29 [X]


                         DEUTSCHE INVESTORS FUNDS, INC.
                      (Formerly Flag Investors Funds, Inc.)

               (Exact Name of Registrant as Specified in Charter)


                                One South Street
                               Baltimore, MD 21202

               (Address of Principal Executive Offices) (Zip Code)



       Registrant's Telephone Number, including Area Code: (800) 730-1313

                             Daniel O. Hirsch, Esq.
                      One South Street Baltimore, MD 21202

                     (Name and address of agent for service)


                         Copy to: Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103

             It is proposed that this filing will become effective:



             _____ immediately upon filing pursuant to paragraph (b)
               X   on January 1, 2002 pursuant to paragraph (b)
             -----

             _____ 60 days after filing pursuant to paragraph (a)(i)
             _____ on________________ pursuant to paragraph (a)(i)
             _____ 75 days after filing pursuant to paragraph (a)(ii)
             _____ on________________ pursuant to paragraph (a)(ii) of Rule
             485.

             If appropriate, check the following box:

             _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                       Deutsche Asset Management

                                                                   Mutual Fund
                                                                      Prospectus
                                                                 January 1, 2002

[GRAPHIC]                                                Class A, B and C Shares

Japanese Equity Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.]

                                                      A member of the
                                                      Deutsche Bank Group [LOGO]

Overview
--------------------------------------------------------------------------------
of Japanese Equity Fund-Class A, B and C Shares


Goal: The Fund seeks high capital appreciation.

Core Strategy: The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located or having a business focus (a majority of its profits or sales made) in Japan.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in the Japanese Equity Portfolio of Deutsche Investors Portfolios Trust (the `Portfolio'), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the Prospectus regarding investments relate to the Fund and the Portfolio.
--------------------------------------------------------------------------------

Japanese Equity Fund--Class A, B and C Shares


Overview of Japanese Equity Fund

Goal ......................................................  3
Core Strategy .............................................  3
Investment Policies and Strategies ........................  3
Principal Risks of Investing in the Fund ..................  4
Who Should Consider Investing in the Fund .................  4
Total Returns, After Fees and Expenses ....................  5
Fees and Expenses of the Fund .............................  6

A Detailed Look at Japanese Equity Fund

Objective .................................................  8
Strategy ..................................................  8
Principal Investments .....................................  8
Investment Process ........................................  8
Other Investments .........................................  8
Risks .....................................................  9
Organizational Structure .................................. 10
Management of the Fund .................................... 10
Administrator ............................................. 11
Calculating the Fund's Share Price ........................ 11
Dividends and Distributions ............................... 12
Tax Considerations ........................................ 12
Buying and Selling Fund Shares ............................ 12
Sales Charges ............................................. 14
How to Choose the Class That Is Right for You ............. 16
Financial Highlights ...................................... 19


--------------------------------------------------------------------------------
                                        3

Overview of Japanese Equity Fund--Class A, B and C Shares


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


 .  Stock prices could decline generally.

 .  The individual stocks chosen by the Advisors could decline in value.


Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

 . As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. The stock market could perform poorly in one or more of the countries in which the Fund has invested. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may underperform the international equities markets.

 . Medium-sized company stock returns could trail stock market returns generally because of risks specific to medium-sized company investing, such as greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.


 . Because the Fund may invest in relatively few issuers, the performance of one or a small number of portfolio holdings could affect overall performance more than if the Fund were diversified.


Further, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

 . Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, it could be particularly susceptible to the effects of political and economic developments in that country or region.

 . Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies.

 . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors. The Fund may seek to hedge against this risk.

WHO SHOULD CONSIDER INVESTING IN THE FUND


You should consider investing in the Fund if you are seeking high capital appreciation and are willing to accept the short-term and long-term risks and uncertainties of investing in the common and preferred stocks of companies in a particular foreign country or region. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes Class A Shares, Class B Shares and Class C Shares of the Fund. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled `Sales Charges'.) The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares directly from the Fund through the Deutsche Asset Management Service Center (the 'Service Center'.)


The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the overall volatility of your investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                       4

                       Overview of Japanese Equity Fund--Class A, B and C Shares


TOTAL RETURNS, AFTER FEES AND EXPENSES

The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is a historical record and does not necessarily indicate how the Fund will perform in the future.

Year-by-Year Returns
Class A Shares*
(each full calendar year since inception)

                               [CHART]

                         1998            4.70%
                         1999          169.29%
                         2000          -34.50%



* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period December 31, 2000 through September 30, 2001 the year-to-date return for Class A Shares was -27.20%. For the period shown in the bar chart, the highest return in any calendar quarter was 33.98% (fourth quarter 1999) and the lowest quarterly return was -18.27% (fourth quarter 2000). Past performance offers no indication of how the Fund will perform in the future.




  Performance For Periods Ended
  December 31, 2000
                              Average Annual Total Returns
                                                     Since
                              1 Year   3 Years   Inception
  Class A shares/1/          -38.10%   20.40%      13.18%/3/
  MSCI Japan Index/2/        -28.16%    6.82%       2.42%/4/
--------------------------------------------------------------------------------
  Class B shares/1/          -39.23%       NA      29.08%/5/
  MSCI Japan Index/2/        -28.16%       --      16.62%/6/
--------------------------------------------------------------------------------


/1/ These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
/2/ The MSCI Japan Index is a broad-based market index of equity securities listed on the Tokyo Stock Exchange. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
/3/ October 20, 1997.
/4/ For the period October 31, 1997 through December 31, 2000.
/5/ August 10, 1998.
/6/ For the period August 31, 1998 through December 31, 2000.

No performance information is provided for the Class C Shares because they have only been offered since May 31, 2000. However, the performance of the Class C Shares is expected to be similar to that of the Fund's other classes and will differ only to the extent that Class C Shares do not have the same expenses.

--------------------------------------------------------------------------------
                                       5

Overview of Japanese Equity Fund--Class A, B and C Shares

FEES AND EXPENSES OF THE FUND

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Class A, B and C shares.

/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within two years. (See 'Sales Charges--Redemption Price.')

/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After seven years, Class B shares automatically convert to Class A shares. (See 'Sales Charges--Automatic Conversion of Class B Shares' and 'How to Choose the Class That is Right for You.')

/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See 'Sales Charges--Redemption Price.')

/4/ Information on the annual fund operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (See the section entitled 'Organizational Structure'.)

/5/ A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.

/6/ The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through December 31, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Total net annual fund operating expenses (after fee waivers and expense reimbursements)'.

    Shareholder Fees:
    (fees paid directly from your investment)

                                     Class A     Class B     Class C
                                      Shares      Shares      Shares
                                     Initial    Deferred    Deferred
                                       Sales       Sales       Sales
                                      Charge      Charge      Charge

    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)       5.50%       None        None
--------------------------------------------------------------------------
    Maximum Deferred Sales
    Charge (Load) (as a percentage
    of original purchase price or
    redemption proceeds,
    whichever is lower)                 1.00%/1/    5.00%/2/    1.00%/3/
--------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Reinvested
    Dividends                           None        None        None
--------------------------------------------------------------------------
    Redemption Fee                      2.00%       None        None
--------------------------------------------------------------------------
    Exchange Fee                        None        None        None
--------------------------------------------------------------------------

    Annual Fund Operating Expenses/4/:
    (expenses paid from Fund assets)

    Management Fees                     0.85%       0.85%       0.85%
--------------------------------------------------------------------------
    Distribution and/or Service
    (12b-1) Fees/5/                     0.25%       1.00%       1.00%
--------------------------------------------------------------------------
    Other Expenses                      6.56%       6.85%       7.07%
--------------------------------------------------------------------------
    Total Annual Fund Operating
    Expenses (before fee
    waivers and expense
    reimbursements)                     7.66%       8.70%       8.92%
--------------------------------------------------------------------------
    Total Fee Waivers and
    Reimbursements of
    Fund Expenses/6/                   (6.06)%     (6.35)%     (6.57)%
--------------------------------------------------------------------------
    Total Net Annual Fund Operating
    Expenses (after fee waivers and
    expense reimbursements)             1.60%       2.35%       2.35%


--------------------------------------------------------------------------------
                                        6

                   Overview of Japanese Equity Fund--Class A, B and C Shares

Expense Example. The example to the right illustrates the expenses incurred on a $10,000 investment in Class A, B and C shares of the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the table reflect the maximum sales charges. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled `Sales Charges.') Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.


  Expense Example
                     1 Year*   3 Years    5 Years   10 Years
  Class A Shares       $704    $2,161     $3,542    $6,685
--------------------------------------------------------------------------------
  Class B Shares       $738    $2,244     $3,731    $7,055
--------------------------------------------------------------------------------
  Class C Shares       $338    $1,998     $3,623    $7,160
--------------------------------------------------------------------------------

  You would pay the following expenses if you did not redeem your shares:
--------------------------------------------------------------------------------
  Class A Shares       $704    $2,161     $3,542    $6,685
--------------------------------------------------------------------------------
  Class B Shares       $238    $1,959     $3,554    $7,055
--------------------------------------------------------------------------------
  Class C Shares       $238    $1,998     $3,623    $7,160
--------------------------------------------------------------------------------


* Based on total net annual fund operating expenses (after fee waivers and expense reimbursements) for year one only.

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at Japanese Equity Fund--Class A, B and C Shares

OBJECTIVE

The Fund seeks high capital appreciation through its investment in the Portfolio. The Fund, through the Japanese Equity Portfolio, seeks to achieve its objective by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located or having a business focus (a majority of its profits or sales made) in Japan.


The Advisors are responsible for managing the Portfolio's investments. (See the section entitled `Management of the Fund.') There can be no guarantee that the Fund will achieve its goals.

STRATEGY

The Advisors seek investments in large and medium-sized companies which have a clearly-defined competitive edge based upon quality of management, product, service, balance sheet, innovation and low costs.

PRINCIPAL INVESTMENTS

The Portfolio invests primarily in common and preferred stocks.

INVESTMENT PROCESS

The Advisors seek to outperform the MSCI Japan Index, although there is no guarantee that the Fund will do so.

In assessing which investments to sell, the Advisors consider the following factors, among others:

 . Whether the company continues to meet the Portfolio's criteria for an initial investment in a security; and

 . Changes in the economy or the company's business that negatively impact the attractiveness of the security as an investment.

The Advisors may also use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances (see the section entitled `Other Investments'). The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

OTHER INVESTMENTS

The Fund may invest in various instruments commonly known as `derivatives' to protect its assets or increase its exposure to an asset class. In particular, the Fund may use futures, options and forward currency transactions. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.


Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.


Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against currency losses, or, where possible, to add to investment returns.

--------------------------------------------------------------------------------

            A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

RISKS

Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Non-Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings could affect the overall performance more than if the Fund were diversified.

Foreign Investing Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the US for reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the US and may present a less complete picture of a foreign company compared to US standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

Medium-Sized Company Risk. To the extent that the Fund invests in medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies since they usually lack a large company's financial resources. Finally, stocks of medium-sized companies are typically less liquid than large company stocks. Particularly when they are performing poorly, a medium-sized company's shares may be more difficult to sell.

Secondary Risks

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

Derivatives Risk. Although not one of its principal investment strategies, the Fund may invest in futures, options, and forward currency transactions, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

--------------------------------------------------------------------------------

A Detailed Look at Japanese Equity Fund--Class A, B and C Shares


 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

 . the risk that the derivatives transaction could expose the Fund to the effect of leverage, which could increase the Fund's exposure to the market and potential losses that it could have if it had not entered into these transactions.


There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.


If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

ORGANIZATIONAL STRUCTURE

The Fund is a 'feeder fund' that invests substantially all of its assets in the Japanese Equity Portfolio. The Fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

MANAGEMENT OF THE FUND


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Mangement, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited.


Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.


Investment Advisor to the Portfolio. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Portfolio's advisor. The address for the Advisor is One South Street, Baltimore, MD 21202. Prior to May 7, 2001, ICCC's affiliate, Deutsche Fund Management, Inc. ('DFM'), was the Portfolio's advisor. The Advisor is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. ICCC provides the same services that DFM provided to the Portfolio and is entitled to receive the same rate of compensation that DFM received. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of September 30, 2001, funds managed by ICCC totaled approximately $10.7 billion in net assets.


Investment Sub-Advisor to the Portfolio. The Advisor has delegated daily management of the Portfolio's assets to the sub-advisor, DWS International Portfolio Management GmbH ('DWS International' or 'Sub-Advisor'). The address for DWS International is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.


The Advisor is entitled to receive an annual fee of 0.85% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has contractually agreed to waive its fee and reimburse expenses of the Fund and the Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through December 31, 2002: 1.60% for Class A Shares; 2.35% for Class B Shares; and 2.35% for Class C Shares.


ICCC and DWS International are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance.

DWS International is a direct wholly owned subsidiary of Deutsche Asset Management Europe GmbH ('DeAM Europe'). DWS Investment GmbH ('DWS Investment') is also a direct wholly owned subsidiary of DeAM Europe. The portfolio managers for the Portfolio are also portfolio managers for DWS Investment.

Other DeAM Europe subsidiaries include subsidiaries based in Luxembourg, Austria, Switzerland, France, Poland and Italy. DeAM Europe and its subsidiaries are known in the financial markets as 'DWS Group', an Investment Group of Deutsche Bank.

--------------------------------------------------------------------------------
                                       10

                A Detailed Look at Japanese Equity Fund--Class A, B and C Shares


DeAM Europe subsidiaries have been widely recognized in Europe for the investment performance of the funds they manage. For example, DWS Group has received numerous awards from Standard & Poor's ('S&P')/Micropal for the performance of its mutual funds company as a whole as well as the performance of both its individual funds and portfolio managers. In Germany, these awards include: 2000, best-performing mutual fund company for five-year period; 1999, best-performing mutual fund company for one- and five-year periods; 1998, best-performing mutual fund company for one-, three- and five-year periods; 1997, best-performing mutual fund company for three- and five-year periods; 1996, best-performing mutual fund company for three- and five-year periods; 1995, best-performing mutual fund company for one-, three- and five-year periods; and 1994, best-performing mutual fund company for one-, three- and five-year periods. For the year 2000, these awards were given to fund managers with above-average performance and at least 15 funds (including those that invest in European and North American equities) registered for sale in Germany.

DWS Group was also named by S&P/Micropal as the 'best-performing mutual fund company' in three other European countries: Austria (2000, five- and 10-year periods; 1999, one-, five- and 10-year periods; 1998, three- and five-year periods); France (2000, five-year period; 1999, one-, five- and 10-year periods; 1997, five-year period), and Switzerland (2000, five-year period). Deutsche Asset Management (United Kingdom) was also named the 'best-performing unit trust/OEIC company' in the United Kingdom in 1999 for the one- and five-year periods.

In March 2000, S&P/Micropal selected Klaus Kaldemorgen, an 18-year veteran of DWS Group and its head of international equities, as its 'best international asset manager' for the second year in a row. At the same time, S&P/Micropal honored the DWS Vermogensbildungsfonds I fund, a mutual fund that invests internationally in promising sectors and corporations, as its 'best international equity fund,' also for the second consecutive year.

Portfolio Managers

DWS International uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS International portfolio management team has three members, and includes Klaus Kaldemorgen and Klaus Martini, who each have over 16 years of experience as an investment manager.

ADMINISTRATOR

Investment Company Capital Corp. ('ICCC') provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.


CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

The Fund may charge a short-term redemption fee equal to 2.00% of the value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets-the market value of the securities it holds, plus its cash reserves and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.


--------------------------------------------------------------------------------
                                       11

A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gain at least annually.

The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:

  Transaction                    Tax Status

  Income dividends               Ordinary income
--------------------------------------------------------------------------------
  Short-term capital gains       Ordinary income
  distributions*
--------------------------------------------------------------------------------
  Long-term capital gains        Long-term capital gains
  distributions*
--------------------------------------------------------------------------------

  * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:

  Transaction                    Tax Status

  Your sale of shares owned      Generally, long-term capital
  for more than one year         gains or losses
--------------------------------------------------------------------------------
  Your sale of shares owned      Generally, short-term capital
  for one year or less           gains or losses subject to
                                 special rules
--------------------------------------------------------------------------------

By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund. The Fund will provide you with the necessary information to reflect a credit (or deduction) for foreign taxes on your individual income tax return if this election is made.

BUYING AND SELLING FUND SHARES

To Purchase Shares

You may buy any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter and pay for your order. You may also buy shares by contacting the Service Center directly. Contact the Service Center at 1-800-730-1313 for details.


--------------------------------------------------------------------------------
                                       12

                A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

Minimum Account Investments

Initial investment in Class A, B or C Shares                              $2,000
Subsequent investments                                                    $  100
IRA account, initial investment (there is no minimum for subsequent
investments)                                                              $1,000
Initial investment for shareholders of other Deutsche Asset
Management Funds' Class A, B and C Shares                                 $  500
Automatic investing plan, initial investment                              $  250
  Weekly, semi-monthly or monthly plan subsequent investments             $  100
  Quarterly plan subsequent investments                                   $  250
  Semi-annual or annual plan subsequent investments                       $  500
Minimum investment for qualified retirement plans
(such as 401(k), pension or profit sharing plans)                         $    0

Account Balance:
  Non-retirement account                                                  $  500
  IRA account                                                             $    0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimum.

Automatic Investing Plan. You may elect to make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice. You may discontinue your plan, change the plan's dollar amount, frequency or investment date by contacting the Service Center. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the application or contact your service agent or the Service Center.

To Redeem Shares

You may redeem any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or by telephone. Refer to the section entitled `Telephone Transactions' for more information on this method of redemption.

Your service agent or the Service Center may require the following documents before redeeming your shares:

 .  A letter of instruction, if you are redeeming shares worth more than
   -----------------------
   $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.

 . A signature guarantee, if you are redeeming shares and the amount is more than $100,000 or you request that the check be mailed to an address other than the one on record. You can obtain one from most banks or service agents.

 .  Any stock certificates representing the shares you are redeeming. The
       ------------------
   certificates must be properly endorsed or accompanied by a duly executed stock power.

 .  Any additional documents that may be required if your account is in the name
       --------------------
   of a corporation, partnership, trust or fiduciary.

Short-Term Redemption Fee

The Fund may charge a short-term redemption fee equal to 2.00% of the net asset value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. This fee compensates the Fund for expenses directly related to short-term redemption of Class A Shares, discourages short-term investments in Class A Shares and facilitates portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Fund. The short-term redemption fee does not apply to Shares:

 .  purchased before August 13, 2001;

 .  acquired through reinvestment of dividends and other distributions;

 . in an account which is closed because the account fails to meet minimum balance requirements; and

 .  held by 401(k) plans, individual retirement accounts or profit sharing plans.

The short-term redemption fee applies to Class A Shares held through omnibus accounts. With regard to these accounts, the Fund reserves the right, in its sole discretion to impose (or not to impose) the short-term redemption fee in the future. The Fund will make this determination after considering, among


--------------------------------------------------------------------------------
                                       13

A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Fund will use the 'first-in, first out' method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

Other Redemption Information

Systematic Withdrawal Plan. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. The miniumum withdrawal amount is $100. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions, except as noted under 'Waiver of Sales Charge'. Contact your service agent or the Service Center for information on this plan.

Telephone Transactions. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the account application or at any time thereafter by completing and returning documentation supplied by the Service Center. You may contact the Service Center during its regular hours, which are normally 8:30 am to 7:00 pm (Eastern Time), every business day.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

If you request your redemption proceeds by check, you may redeem shares worth up to $100,000. If you request your redemption proceeds by wire, you may redeem shares in any amount.

If you hold shares in certificate form, may not exchange or redeem them by telephone.

SALES CHARGES

Purchase Price

The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends of distributions paid by the Fund.

Shares are subject to sales charges according to the following schedule:

                        Class A Sales Charge
                              as a % of

                                        Net   Class B  Class C
     Amount of           Offering    Amount     Sales    Sales
     ---------
     Purchase               Price  Invested    Charge   Charge

     Less than  $ 50,000    5.50%     5.82%      None     None
   ---------------------------------------------------------------
     $ 50,000 - $ 99,999    4.50%     4.71%      None     None
   ---------------------------------------------------------------
     $100,000 - $249,999    3.50%     3.63%      None     None
   ---------------------------------------------------------------
     $250,000 - $499,999    2.50%     2.56%      None     None
   ---------------------------------------------------------------
     $500,000 - $999,999    2.00%     2.04%      None     None
   ---------------------------------------------------------------
     $1,000,000 and over     None      None      None     None
   ---------------------------------------------------------------


Although you do not pay an initial sales charge when you invest $1 million or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled 'Redemption Price' for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A Shares of any other Deutsche Asset Management fund or if you already have investments in Class A Shares, you may combine the value of your purchases with the value of your existing Class A share


--------------------------------------------------------------------------------
                                       14

                A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A Shares of this Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax advisor for more information.

2) If you are exchanging an investment in Class A Shares of certain other Deutsche Asset Management funds for an investment in this Fund (see 'Purchases by Exchange' for a description of the conditions).

3) If you are a current or retired Director or Trustee of this or any affiliated fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.

4) If you are buying shares in any of the following types of accounts:

   (i)   A qualified retirement plan;

   (ii)  A Deutsche Asset Management fund payroll savings program;

   (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

You may exchange Class A, B, or C shares of certain other Deutsche Asset Management funds for an equal dollar amount of Class A, B, or C Shares, respectively, without payment of the sales charges described above or any other charge up to four times a calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. (See the section entitled 'Important Information about buying and Selling Shares.')

You may request an exchange through your service agent. Contact them for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center.

Please note the following:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, if your account has the exchange by phone feature, otherwise make the exchange by letter.

 . Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.

 . If your shares are in a taxable account, you may have to pay taxes on the exchange.


--------------------------------------------------------------------------------
                                       15

A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

 . Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price

The amount of any applicable sales charge will be deducted from your redemption price according to the following schedule:


                                Sales Charge as a Percentage
                                    of the Dollar Amount
                                      Subject to Charge
                           (as a % of the Lesser of Cost or Value)

                              Class A     Class B     Class C
     Years Since Purchase      Shares      Shares      Shares

     First                     1.00%*       5.00%       1.00%
   -------------------------------------------------------------
     Second                    1.00%*       4.00%        None
   -------------------------------------------------------------
     Third                       None       3.00%        None
   -------------------------------------------------------------
     Fourth                      None       3.00%        None
   -------------------------------------------------------------
     Fifth                       None       2.00%        None
   -------------------------------------------------------------
     Sixth                       None       1.00%        None
   -------------------------------------------------------------
     Thereafter                  None        None        None
   -------------------------------------------------------------


*You will pay a deferred sales charge when you redeem Class A Shares only if your shares were purchased at net asset value (ie, without any sales charge) because they were part of an investment of $1 million or more.

Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

 . No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

 . If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

 .  If you acquired your shares through an exchange of shares of another Deutsche
   Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge in effect at the time of your original purchase.

 . The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

   (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

   (ii) Either you or your representative notifies your service agent or the Service Center that such circumstances exist.

Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your Class B Shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and, under current US tax laws, will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower


--------------------------------------------------------------------------------
                                       16

                A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

expenses than Class B or C shares while you hold the shares. For investments of $1 million or more in Class A Shares, you pay no sales charge when you buy your shares, but will pay a deferred sales charge if you redeem your shares within two years of purchase.

If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a deferred sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares. At the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses from that point on.

If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares, and there is no conversion to Class A Shares at the end of seven years. Therefore, the higher expenses continue for as long as you own your shares.

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's advisor or administrator may provide significant compensation to securities dealers and service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plans and Shareholder Servicing

The Fund has adopted plans under Rule 12b-1 that allow it to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay a distribution fee equal to 0.25% annually of average daily net assets. Class B and C Shares pay a distribution fee equal to 0.75% annually of average daily net assets and a shareholder servicing fee equal to 0.25% annually of average daily net assets. Because these fees are paid out of the Fund's net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information about Buying and Selling Shares

 .  You may buy and sell shares of the Fund through authorized service agents.
   The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

 . After the Fund or your service agent receives your order, you will buy or sell your shares at the next net asset value calculated on a day the New York Stock Exchange is open for business adjusted for any applicable sales charge.

 . The Fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

 . The payment of redemption proceeds (including exchanges) for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

 . Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

 . Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

 . The Fund reserves the right to close your account on 60 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares `in-kind,' which means that the Fund may give you a portion of your redemption in portfolio securities.

 . The Fund issues share certificates only for Class A Shares and only upon request.


--------------------------------------------------------------------------------
                                       17

A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

 . You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail or facsimile.

 .  The Fund will not accept purchase and sale orders on any day the New York
   Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

 . The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

 . Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

 . Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.


--------------------------------------------------------------------------------
                                       18

                A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

The financial highlights tables are intended to help you understand the Fund's financial performance since the inception of the Fund's Class A, Class B and Class C Shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions.


This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report which is available upon request.

The following financial information is for the fiscal year ended August 31, 2001. The financial information for the fiscal year ended August 31, 2000 includes results for the Fund when it was known as Flag Investors Japanese Equity Fund. The financial information for fiscal year ended August 31, 1999 includes results for the Fund when it was known as Deutsche Japanese Equity Fund.

    Financial Highlights
    (for a share outstanding throughout each period)


                                                                                     Class A Shares
                                                                                                                For the Period
                                                           For the Year      For the Year       For the Year       October 20,
                                                                  Ended             Ended              Ended              1997/1/
                                                             August 31,        August 31,         August 31,     to August 31,
                                                                   2001              2000               1999              1998
    Per share operating performance:
    Net asset value, beginning of period                       $  19.85           $ 20.12           $   9.85           $ 12.50
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
    Net investment (expenses in excess of) income                 (0.12)/2/         (0.28)              0.00/3/          (0.07)
------------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on
      investments and foreign currencies                          (6.12)             5.82              10.27             (2.58)
------------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                              (6.24)             5.54              10.27             (2.65)
------------------------------------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
    Net realized gains                                            (4.14)            (5.81)                --                --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           (4.14)            (5.81)                --                --
------------------------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                             $   9.47           $ 19.85           $  20.12           $  9.85
------------------------------------------------------------------------------------------------------------------------------------
    Total investment return/4/                                   (37.79)%           25.57%            104.26%           (21.20)%
------------------------------------------------------------------------------------------------------------------------------------
    Supplemental data and ratios:
    Net assets, end of period (000s omitted)                   $  1,207           $ 3,262           $ 11,010           $    14
------------------------------------------------------------------------------------------------------------------------------------
    Ratios to average net assets:
    Expenses in excess of income                                  (0.88)%           (1.23)%            (1.29)%           (1.00)%/5/
------------------------------------------------------------------------------------------------------------------------------------
    Expenses after waivers and/or reimbursements,
      including expenses of the Japanese Equity Portfolio          1.60%             1.60%              1.60%             1.60%/5/
------------------------------------------------------------------------------------------------------------------------------------
    Expenses before waivers and/or reimbursements,
      including expenses of the Japanese Equity Portfolio          7.66%             4.32%              5.88%           454.24%/5/
------------------------------------------------------------------------------------------------------------------------------------



/1/ Commencement of operations.
/2/ Calculated using the average shares method.
/3/ Amount rounded to less than $0.01.
/4/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
/5/ Annualized.


--------------------------------------------------------------------------------
                                       19

A Detailed Look at Japanese Equity Fund--Class A, B and C Shares


    Financial Highlights
    (for a share outstanding throughout each period)


                                                                                     Class B Shares
                                                                                                               For the Period
                                                           For the Year      For the Year      For the Year        August 10,
                                                                  Ended             Ended             Ended              1998/1/
                                                             August 31,        August 31,        August 31,     to August 31,
                                                                   2001              2000              1999              1998
    Per share operating performance:
    Net asset value, beginning of period                        $ 24.85           $ 24.58           $ 12.11          $  12.50
----------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
    Expenses in excess of income                                  (0.27)/2/         (0.63)            (0.12)            (0.01)
----------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on
      investments and foreign currencies                          (7.97)             6.71             12.59             (0.38)
----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                              (8.24)             6.08             12.47             (0.39)
----------------------------------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
    Net realized gains                                            (4.14)            (5.81)               --                --
----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                           (4.14)            (5.81)               --                --
----------------------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                              $ 14.53           $ 24.85           $ 24.58          $  12.11
----------------------------------------------------------------------------------------------------------------------------------
    Total investment return (based on net asset value)/3/        (38.32)%           22.66%           102.97%            (3.12)%
----------------------------------------------------------------------------------------------------------------------------------
    Supplemental data and ratios:
    Net assets, end of period (000s omitted)                    $ 3,134           $ 5,621           $ 4,604          $    283
----------------------------------------------------------------------------------------------------------------------------------
    Ratios to average net assets:
    Expenses in excess of income                                  (1.62)%           (1.90)%           (1.74)%           (1.25)%/4/
----------------------------------------------------------------------------------------------------------------------------------
    Expenses after waivers and/or reimbursements,
      including expenses of the Japanese Equity Portfolio          2.35%             2.35%             2.35%             2.35%/4/
----------------------------------------------------------------------------------------------------------------------------------
    Expenses before waivers and/or reimbursements,
      including expenses of the Japanese Equity Portfolio          8.70%             5.35%            14.99%           454.99%/4/
----------------------------------------------------------------------------------------------------------------------------------



/1/ Commencement of operations.
/2/ Calculated using the average shares method.
/3/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
/4/ Annualized.


--------------------------------------------------------------------------------
                                       20

                A Detailed Look at Japanese Equity Fund--Class A, B and C Shares


    Financial Highlights
    (for a share outstanding throughout each period)


                                                                                                   Class C Shares
                                                                                           For the Year    For the Period
                                                                                                  Ended      May 31, 2000/1/
                                                                                             August 31,     to August 31,
                                                                                                   2001              2000
    Per Share Operating Performance:
    Net asset value, beginning of period                                                       $  24.85            $24.10
-----------------------------------------------------------------------------------------------------------------------------------
    Income from Investment Operations:
    Expenses in excess of income                                                                  (0.26)/2/         (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments and foreign currencies                 (7.97)             0.79
-----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                                              (8.23)             0.75
-----------------------------------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
    Net realized gains                                                                            (4.14)               --
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                                           (4.14)               --
-----------------------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                                                             $  14.53            $24.85
-----------------------------------------------------------------------------------------------------------------------------------
    Total investment return/3/                                                                   (38.27)%            3.11%
-----------------------------------------------------------------------------------------------------------------------------------
    Supplemental data and ratios:
    Net assets, end of period (000s omitted)                                                   $    281            $  110
-----------------------------------------------------------------------------------------------------------------------------------
    Ratios to average net assets:
    Expenses in excess of income                                                                  (1.70)%           (2.07)%/4/
-----------------------------------------------------------------------------------------------------------------------------------
    Expenses after waivers and/or reimbursements,
      including expenses of the Japanese Equity Portfolio                                          2.35%             2.35%/4/
-----------------------------------------------------------------------------------------------------------------------------------
    Expenses before waivers and/or reimbursements,
      including expenses of the Japanese Equity Portfolio                                          8.92%             8.74%/4/
-----------------------------------------------------------------------------------------------------------------------------------



/1/ Commencement of operations.
/2/ Calculated using the average shares method.
/3/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
/4/ Annualized.


--------------------------------------------------------------------------------
                                       21

                       This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 1, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                   Deutsche Asset Management Service Center
                   PO Box 219210
                   Kansas City, MO64121-9210
or call toll-free: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090.










Japanese Equity Fund
Class A Shares                                                   CUSIP#251555777
Class B Shares                                                         251555769
Class C Shares                                                         251555751
                                                               BDJEFPRO(01/02)
                                                               811-8227


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                                                       Deutsche Asset Management


                                                               Mutual Fund
                                                                    Prospectus

                                                             January 1, 2002

                                                         Class A, B and C Shares

Top 50 Asia Fund



[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.]

                                                                 A Member of the
                                                      Deutsche Bank Group [LOGO]

Overview
--------------------------------------------------------------------------------

of Top 50 Asia Fund--Class A, B and C Shares


Goals: The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income.

Core Strategy: The Fund seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located or having a business focus (a majority of its profits or sales made) in Asian countries.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in the Top 50 Asia Portfolio of Deutsche Investors Portfolios Trust (the `Portfolio'), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the Prospectus regarding investments relate to the Fund and the Portfolio.

The Fund generally owns equity securities of 50 companies. The Portfolio's investment advisor and sub-advisor (the `Advisors') seek investments in companies considered to be of outstanding quality in their particular field.

Top 50 Asia Fund--Class A, B and C Shares


Overview of Top 50 Asia Fund
Goals ...................................................................    3
Core Strategy ...........................................................    3
Investment Policies and Strategies ......................................    3
Principal Risks of Investing in the Fund ................................    4
Who Should Consider Investing in the Fund ...............................    4
Total Returns, After Fees and Expenses ..................................    5
Fees and Expenses of the Fund ...........................................    6

A Detailed Look at Top 50 Asia Fund

Objectives ..............................................................    8
Strategy ................................................................    8
Principal Investments ...................................................    8
Investment Process ......................................................    8
Other Investments .......................................................    9
Risks ...................................................................    9
Organizational Structure ................................................   10
Management of the Fund ..................................................   10
Administrator ...........................................................   12
Calculating the Fund's Share Price ......................................   12
Dividends and Distributions .............................................   12
Tax Considerations ......................................................   12
Buying and Selling Fund Shares ..........................................   14
Sales Charges ...........................................................   15
How to Choose the Class That is Right for You ...........................   18
Financial Highlights ....................................................   20

--------------------------------------------------------------------------------

Overview of the Top 50 Asia Fund--Class A, B and C Shares


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .  Stock prices could generally decline.

 .  The individual stocks chosen by the Advisors could decline in value.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

 . As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. The stock market could perform poorly in one or more of the countries in which the Fund has invested. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may underperform the international equities markets.

 . Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings could affect overall performance more than if the Fund were diversified.

Further, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

 . Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, it could be particularly susceptible to the effects of political and economic developments in that country or region.

 . Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies.

 . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors. The Fund may seek to hedge against this risk.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking high capital appreciation and, secondarily, reasonable dividend income and are willing to accept the short-term and long-term risks and uncertainties of investing in the common and preferred stocks of companies with a business focus in Asian countries. There is, of course, no guarantee that the Fund will realize its goals. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes Class A Shares, Class B Shares and Class C Shares of the Fund. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled `Sales Charges'.) The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares directly from the Fund through the Deutsche Asset Management Service Center (the `Service Center').

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the overall volatility of your investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

                       Overview of the Top 50 Asia Fund--Class A, B and C Shares

TOTAL RETURNS, AFTER FEES AND EXPENSES

The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is a historical record and does not necessarily indicate how the Fund will perform in the future.

  Year-by-Year Returns
  Class A Shares*
  (each full calendar year since inception)

  1998                   9.12%

  1999                 122.03%

  2000                 -35.80


*The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period December 31, 2000 through September 30, 2001 the year-to-date return for Class A Shares was -28.88%. For the period shown in the bar chart, the highest return in any calendar quarter was 38.86% (fourth quarter 1999) and the lowest quarterly return was -19.84% (second quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

Performance For Periods Ended
December 31, 2000

                                                 Average Annual Total Returns
                                                                        Since
                                           1 Year       3 Years     Inception

  Class A shares/1/                       -39.33%        13.70%        7.00%/3/

  MSCI Pacific ex-Japan Index/2/          -15.56%         3.97%        2.79%/4/
  ----------------------------------------------------------------------------
  Class B shares/1/                       -39.45%          NA         14.67%/5/

  MSCI Pacific ex-Japan Index/2/          -15.56%          --          4.68%/6/
  ------------------------------------------------------------------------------

  /1/ These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
  /2/ The MSCI Pacific ex-Japan Index is a broad-based market index of Asia-Pacific (except Japan) equity securities. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
  /3/ October 14, 1997.
  /4/ For the period October 31, 1997 through December 31, 2000.
  /5/ May 5, 1998.
  /6/ For the period April 30, 1998 through December 31, 2000.

No performance information is provided for the Class C Shares because they have only been offered since May 31, 2000. However, the performance of the Class C Shares is expected to be similar to that of the Fund's other classes and will differ only to the extent that Class C Shares do not have the same expenses.

--------------------------------------------------------------------------------

Overview of the Top 50 Asia Fund--Class A, B and C Shares

FEES AND EXPENSES OF THE FUND

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Class A, B and C shares.


/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within two years. (See `Sales Charges--Redemption Price.')

/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After seven years, Class B shares automatically convert to Class A shares. (See `Sales Charges--Automatic Conversion of Class B Shares' and `How to Choose the Class That is Right for You.')

/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See `Sales Charges--Redemption Price.')

/4/ Information on the annual fund operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (See the section entitled `Organizational Structure'.)

/5/ A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.

/6/ The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through December 31, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as `Total net annual fund operating expenses (after fee waivers and expense reimbursements).'

--------------------------------------------------------------------------------
  Shareholder Fees:
  (fees paid directly from your investment)

                                           Class A     Class B     Class C
                                            Shares      Shares      Shares
                                           Initial    Deferred    Deferred
                                             Sales       Sales       Sales
                                            Charge      Charge      Charge
--------------------------------------------------------------------------------
  Maximum Sales Charge (Load)
  Imposed on Purchases (as
  percentage of offering price)             5.50%       None        None
--------------------------------------------------------------------------------
  Maximum Deferred Sales
  Charge (Load) (as a percentage
  of original purchase price or
  redemption proceeds,
  whichever is lower)                       1.00%/1/    5.00%/2/    1.00%/3/
--------------------------------------------------------------------------------
  Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends                                 None        None        None
--------------------------------------------------------------------------------
  Redemption Fee                            2.00%       None        None
--------------------------------------------------------------------------------
  Exchange Fee                              None        None        None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   Annual Fund Operating Expenses/4/:
   (expenses paid from Fund assets)
--------------------------------------------------------------------------------
  Management Fees                           1.00%       1.00%       1.00%
--------------------------------------------------------------------------------
  Distribution and/or Service
  (12b-1) fees/5/                           0.25%       1.00%       1.00%
--------------------------------------------------------------------------------
  Other Expenses                            1.87%       1.86%       1.99%
--------------------------------------------------------------------------------
  Total Annual Fund Operating
  Expenses (before fee
  waivers and expense
  reimbursements)                           3.12%       3.86%       3.99%
--------------------------------------------------------------------------------
  Total Fee Waivers and
  Reimbursements of
  Fund Expenses/6/                         (1.52)%     (1.51)%     (1.64)%
--------------------------------------------------------------------------------
  Total Net Annual Fund Operating
  Expenses (after fee waivers and
  expense reimbursements)                   1.60%       2.35%       2.35%


--------------------------------------------------------------------------------

                       Overview of the Top 50 Asia Fund--Class A, B and C Shares

Expense Example. The example to the right illustrates the expenses incurred on a $10,000 investment in Class A, B and C shares of the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the table reflect the maximum sales charges. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled `Sales Charges.') Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.


  Expense Example
                     1 Year*   3 Years    5 Years   10 Years
  Class A Shares       $704    $1,325     $1,970    $3,691
--------------------------------------------------------------------------------
  Class B Shares       $738    $1,355     $2,074    $3,992
--------------------------------------------------------------------------------
  Class C Shares       $338    $1,066     $1,910    $4,096
--------------------------------------------------------------------------------

     You would pay the following expenses if you did not redeem your shares:
--------------------------------------------------------------------------------
  Class A Shares       $704    $1,325     $1,970    $3,691
--------------------------------------------------------------------------------
  Class B Shares       $238    $1,040     $1,860    $3,992
--------------------------------------------------------------------------------
  Class C Shares       $238    $1,066     $1,910    $4,096
--------------------------------------------------------------------------------

     *Based on total net annual fund operating expenses (after fee waivers and expense reimbursements) for year one only.

-------------------------------------------------------------------------------

A detailed look
-------------------------------------------------------------------------------

at Top 50 Asia Fund--Class A, B and C Shares

OBJECTIVES

The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through its investments in the Top 50 Asia Portfolio. The Fund, through the Portfolio, invests at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located in or having a business focus (a majority of its profits or sales made) in Asian countries, including China, Hong Kong, India, Indonesia, Japan, South Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. The Fund also invests in companies located in Australia. Some of the countries in which the Fund invests may be considered emerging market countries.

The Advisors are responsible for managing the Portfolio's investments. (See the section entitled `Management of the Fund'.) There can be no guarantee that the Fund will achieve its goals.

STRATEGY

The Fund generally owns equity securities of 50 companies. The Advisors seek companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:

 .  Strong market position within their market;

 . Profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

 . High quality management with an orientation toward strong, long-term earnings;

 .  Long-range strategic plans in place; and

 . Generally publicly-held with broad distribution of financial information related to their operations.

These companies may have one or more of the following attributes:

 .  Strong prospects for medium-term growth;

 .  Solid market position, with favorable financial performance and indicators;
   and

 . High quality management with an aim toward strong, long-term earnings with a strategic view of their companies and markets.

PRINCIPAL INVESTMENTS

Currently, a majority of the Fund's investments are in Japanese, Korean, Taiwanese, Hong Kong and Singapore companies. Consistent with the Fund's investment strategy, the Fund may invest in other Asian companies. Although the Fund invests primarily in common and preferred stocks, the Advisors may purchase other securities with equity characteristics, including securities convertible into common stock and bonds with warrants. The Fund invests principally in securities of companies that are listed on a stock exchange or trade on a recognized, regulated market open to the public.

INVESTMENT PROCESS

The Advisors monitor the companies selected for the Fund to assess risk by analyzing possible changes in the earnings outlook and/or financial condition. In order to assess risks, the Advisors monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analyses, and maintain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Advisors assess macroeconomic and stock market conditions in the various countries in which the companies held by the Fund are domiciled or have their primary stock market listings.

The Advisors consider the geographic market focus of a company when considering it for investment.

In assessing which investments to sell, the Advisors consider the following factors, among others:

 . Whether the company continues to meet the Portfolio's criteria for an initial investment in a security; and

 . Changes in the economy or the company's business that negatively impact the attractiveness of the security as an investment.

The Advisors may use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances (see the section entitled `Other Investments'). The Fund's ability to hedge may be limited by

--------------------------------------------------------------------------------

                A Detailed Look at the Top 50 Asia Fund--Class A, B and C Shares

the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

OTHER INVESTMENTS

The Fund may invest in various instruments commonly known as `derivatives' to protect its assets or increase its exposure to an asset class. In particular, the Fund may use futures, options and forward currency transactions. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

RISKS

Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Non-Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings could affect the overall performance more than if the Fund were diversified.

Foreign Investing Risk. From time to time, foreign capital markets have exhibited more volatility than those in the US. Trading stocks on some foreign exchanges is inherently more difficult than trading in the US for reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the US and may present a less complete picture of a foreign company compared to US standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect


--------------------------------------------------------------------------------
Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against currency losses, or, where possible, to add to investment returns.

--------------------------------------------------------------------------------

A Detailed Look at the Top 50 Asia Fund--Class A, B and C Shares

  the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular Asian country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

Emerging Markets Risk. To the extent that the Fund invests in emerging markets, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and more vulnerable to capital flight.

Secondary Risks

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

Derivatives Risk. Although not one of its principal investment strategies, the Fund may invest in futures, options, and forward currency transactions, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

 . the risk that the derivatives transaction could expose the Fund to the effect of leverage, which could increase the Fund's exposure to the market and potential losses that it could have if it had not entered into these transactions.

There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.



ORGANIZATIONAL STRUCTURE

The Fund is a "feeder fund" that invests substantially all of its assets in the Top 50 Asia Portfolio. The Fund and the Portfolio have the same investment objectives. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited.

Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor to the Portfolio. Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Portfolio's advisor. The address for the Advisor is One South Street, Baltimore, MD 21202. Prior to May 7, 2001, ICCC's affiliate, Deutsche Fund

--------------------------------------------------------------------------------

                A Detailed Look at the Top 50 Asia Fund--Class A, B and C Shares

Management, Inc. (`DFM') was the Portfolio's advisor. The Advisor is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. ICCC provides the same services that DFM provided to the Portfolio and is entitled to receive the same rate of compensation that DFM received. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of September 30, 2001, funds managed by ICCC totaled approximately $10.7 billion in net assets.

Investment Sub-Advisor to the Portfolio. The Advisor has delegated daily management of the Portfolio's assets to the sub-advisor, DWS International Portfolio Management GmbH (`DWS International' or `Sub-Advisor'). The address for DWS International is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

The Advisor is entitled to receive an annual fee of 1.00% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has contractually agreed to waive its fee and reimburse expenses of the Fund and the Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through December 31, 2002: 1.60% for Class A Shares; 2.35% for Class B Shares; and 2.35% for Class C Shares.

ICCC and DWS International are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance.

DWS International is a direct wholly owned subsidiary of Deutsche Asset Management Europe GmbH (`DeAM Europe'). DWS Investment GmbH (`DWS Investment') is also a direct wholly owned subsidiary of DeAM Europe. The portfolio managers for the Portfolio are also portfolio managers for DWS Investment.

Other DeAM Europe subsidiaries include subsidiaries based in Luxembourg, Austria, Switzerland, France, Poland and Italy. DeAM Europe and its subsidiaries are known in the financial markets as `DWS Group', an Investment Group of Deutsche Bank.

DeAM Europe subsidiaries have been widely recognized in Europe for the investment performance of the funds they manage. For example, DWS Group has received numerous awards from Standard & Poor's (`S&P')/Micropal for the performance of its mutual funds company as a whole as well as the performance of both its individual funds and portfolio managers. In Germany, these awards include: 2000, best-performing mutual fund company for five-year period; 1999, best-performing mutual fund company for one- and five-year periods; 1998, best-performing mutual fund company for one-, three- and five-year periods; 1997, best-performing mutual fund company for three- and five-year periods; 1996, best-performing mutual fund company for three- and five-year periods; 1995, best-performing mutual fund company for one-, three- and five-year periods; and 1994, best-performing mutual fund company for one-, three- and five-year periods. For the year 2000, these awards were given to fund managers with above-average performance and at least 15 funds (including those that invest in European and North American equities) registered for sale in Germany.

DWS Group was also named by S&P/Micropal as the `best-performing mutual fund company' in three other European countries: Austria (2000, five- and 10-year periods; 1999, one-, five- and 10-year periods; 1998, three- and five-year periods); France (2000, five-year period; 1999, one-, five- and 10-year periods; 1997, five-year period), and Switzerland (2000, five-year period). Deutsche Asset Management (United Kingdom) was also named the `best-performing unit trust/OEIC company' in the United Kingdom in 1999 for the one- and five-year periods.

In March 2000, S&P/Micropal selected Klaus Kaldemorgen, an 18-year veteran of DWS Group and its head of international equities, as its `best international asset manager' for the second year in a row. At the same time, S&P/Micropal honored the DWS Vermogensbildungsfonds I fund, a mutual fund that invests internationally in promising sectors and corporations, as its `best international equity fund,' also for the second consecutive year.

Portfolio Managers

DWS International uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS International portfolio management team has three members, and includes Klaus Kaldemorgen and Klaus Martini, who each have over 16 years of experience as an investment manager.


--------------------------------------------------------------------------------

A Detailed Look at the Top 50 Asia Fund--Class A, B and C Shares

ADMINISTRATOR

Investment Company Capital Corp. ("ICCC") provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.


CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the "net asset value" or "NAV") in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

The Fund may charge a short-term redemption fee equal to 2.00% of the value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets-the market value of the securities it holds, plus its cash reserves and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gain at least annually.

The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

________________________________________________________________________________

                A Detailed Look at the Top 50 Asia Fund--Class A, B and C Shares

Dividends and distributions usually have the following tax status:

   Transaction                    Tax Status
   -----------                    ----------
  Income dividends               Ordinary income

  Short-term capital gains       Ordinary income
  distributions*

  Long-term capital gains        Long-term capital gains
  distributions*

* Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:

   Transaction                    Tax Status
   -----------                    ----------
  Your sale of shares owned      Generally, long-term capital
  for more than one year         gains or losses

  Your sale of shares owned      Generally, short-term capital
  for one year or less           gains or losses subject to special rules

By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund. The Fund will provide you with the necessary information to reflect a credit (or deduction) for foreign taxes on your individual income tax return if this election is made.

BUYING AND SELLING FUND SHARES

To Purchase Shares

You may buy any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter and pay for your order. You may also buy shares by contacting the Service Center directly. Contact the Service Center at 1-800-730-1313 for details.

Minimum Account Investments

Initial investment in Class A, B or C Shares                              $2,000

Subsequent investments                                                    $  100

IRA account, initial investment (there is no minimum for subsequent
investments)                                                              $1,000

Initial investment for shareholders of other Deutsche Asset
Management Funds' Class A, B and C Shares                                 $  500

Automatic investing plan, initial investment                              $  250

  Weekly, semi-monthly or monthly plan subsequent investments             $  100

  Quarterly plan subsequent investments                                   $  250

  Semi-annual or annual plan subsequent investments                       $  500

Minimum investment for qualified retirement plans
(such as 401(k), pension or profit sharing plans)                         $    0

Account Balance:
  Non-retirement account                                                  $  500

  IRA account                                                             $    0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimum.

Automatic Investing Plan. You may elect to make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice. You may discontinue your plan, change the plan's dollar amount, frequency or investment date by contacting the Service Center. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the application or contact your service agent or the Service
Center.

To Redeem Shares

You may redeem any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or by telephone. Refer to the section entitled `Telephone Transactions' for more information on this method of redemption.

________________________________________________________________________________

A Detailed Look at the Top 50 Asia Fund--Class A, B and C Shares

Your service agent or the Service Center may require the following documents before redeeming your shares:

 .  A letter of instruction, if you are redeeming shares worth more than
     ---------------------
   $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.

 .  A signature guarantee, if you are redeeming shares and the amount is more
     -------------------
   than $100,000 or you request that the check be mailed to an address other than the one on record. You can obtain one from most banks or service agents.

 .  Any stock certificates representing the shares you are redeeming. The
       ------------------
   certificates must be properly endorsed or accompanied by a duly executed stock power.

 .  Any additional documents that may be required if your account is in the name
       --------------------
   of a corporation, partnership, trust or fiduciary.

Short-Term Redemption Fee

The Fund may charge a short-term redemption fee equal to 2.00% of the net asset value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. This fee compensates the Fund for expenses directly related to short-term redemption of Class A Shares, discourages short-term investments in Class A Shares and facilitates portfolio management.

The short-term redemption fee is withheld from redemption proceeds.
This fee is not a deferred sales charge and is not a commission. The fee is paid to the Fund. The short-term redemption fee does not apply to Shares:

 . purchased before August 13, 2001;

 . acquired through reinvestment of dividends and other distributions;

 . in an account which is closed because the account fails to meet minimum balance requirements; and

 . held by 401(k) plans, individual retirement accounts  or profit sharing plans.

The short-term redemption fee applies to Class A Shares held through omnibus accounts. With regard to these accounts, the Fund reserves the right, in its sole discretion to impose (or not to impose) the short-term redemption fee in the future. The Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Fund will use the `first-in, first out' method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

Other Redemption Information

Systematic Withdrawal Plan. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. The miniumum withdrawal amount is $100. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions, except as noted under `Waiver of Sales Charge'. Contact your service agent or the Service Center for information on this plan.


Telephone Transactions. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the account application or at any time thereafter by completing and returning documentation supplied by the Service Center. You may contact the Service Center during its regular hours, which are normally 8:30 am to 7:00 pm (Eastern Time), every business day.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

________________________________________________________________________________

                A Detailed Look at the Top 50 Asia Fund--Class A, B and C Shares

If you request your redemption proceeds by check, you may redeem shares worth up to $100,000. If you request your redemption proceeds by wire, you may redeem shares in any amount.

If you hold shares in certificate form, may not exchange or redeem them by telephone.

SALES CHARGES

Purchase Price

The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends of distributions paid by the Fund.

Shares are subject to sales charges according to the following schedule:

                      Class A Sales Charge
                            as a % of

                                     Net   Class B  Class C
  Amount of           Offering    Amount     Sales    Sales
   Purchase              Price  Invested    Charge   Charge
  Less than $ 50,000    5.50%     5.82%      None     None
-----------------------------------------------------------
  $ 50,000 - $ 99,999   4.50%     4.71%      None     None
-----------------------------------------------------------
  $100,000 - $249,999   3.50%     3.63%      None     None
-----------------------------------------------------------
  $250,000 - $499,999   2.50%     2.56%      None     None
-----------------------------------------------------------
  $500,000 - $999,999   2.00%     2.04%      None     None
-----------------------------------------------------------
  $1,000,000 and over    None      None      None     None
-----------------------------------------------------------

Although you do not pay an initial sales charge when you invest $1 million or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled `Redemption Price' for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A Shares of any other Deutsche Asset Management fund or if you already have investments in Class A Shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A Shares of this Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax advisor for more information.

2) If you are exchanging an investment in Class A Shares of certain other Deutsche Asset Management funds for an investment in this Fund (see `Purchases by Exchange' for a description of the conditions).

3) If you are a current or retired Director or Trustee of this or any affiliated fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.

4) If you are buying shares in any of the following types of accounts:

   (i)  A qualified retirement plan;

   (ii) A Deutsche Asset Management fund payroll savings program;

________________________________________________________________________________

A Detailed Look at the Top 50 Asia Fund--Class A, B and C Shares

   (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

You may exchange Class A, B, or C shares of certain other Deutsche Asset Management funds for an equal dollar amount of Class A, B, or C Shares, respectively, without payment of the sales charges described above or any other charge up to four times a calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. (See the section entitled "Important Information about Buying and Selling Shares.")

You may request an exchange through your service agent. Contact them for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center.

Please note the following:

 .    The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 .    You may make the exchange by phone, if your account has the exchange by phone feature, otherwise make the exchange by letter.

 .    Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.

 .    If your shares are in a taxable account, you may have to pay taxes on the exchange.

 .    Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price

The amount of any applicable sales charge will be deducted from your redemption price according to the following schedule:

                           Sales Charge as a Percentage
                               of the Dollar Amount
                                 Subject to Charge
                      (as a % of the Lesser of Cost or Value)

                            Class A     Class B     Class C
  Years Since Purchase       Shares      Shares      Shares
--------------------------------------------------------------------------------
  First                     1.00%*       5.00%       1.00%
--------------------------------------------------------------------------------
  Second                    1.00%*       4.00%        None
--------------------------------------------------------------------------------
  Third                       None       3.00%        None
--------------------------------------------------------------------------------
  Fourth                      None       3.00%        None
--------------------------------------------------------------------------------
  Fifth                       None       2.00%        None
--------------------------------------------------------------------------------
  Sixth                       None       1.00%        None
--------------------------------------------------------------------------------
  Thereafter                  None        None        None
--------------------------------------------------------------------------------

*You will pay a deferred sales charge when you redeem Class A Shares only if your shares were purchased at net asset value (ie, without any sales charge) because they were part of an investment of $1 million or more.

Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:


 .    No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

 .    If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

 .    If you acquired your shares through an exchange of shares of another
     Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge in effect at the time of your original purchase.

 .    The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation.

--------------------------------------------------------------------------------

        A Detailed Look at the Top 50 Asia Fund--Class A, B and C Shares

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

     (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

     (ii) Either you or your representative notifies your service agent or the Service Center that such circumstances exist.

Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your Class B Shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and, under current US tax laws, will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses than Class B or C shares while you hold the shares. For investments of $1 million or more in Class A Shares, you pay no sales charge when you buy your shares, but will pay a deferred sales charge if you redeem your shares within two years of purchase.

If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a deferred sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares. At the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses from that point on.

If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares, and there is no conversion to Class A Shares at the end of seven years. Therefore, the higher expenses continue for as long as you own your shares.

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's advisor or administrator may provide significant compensation to securities dealers and service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.


Distribution Plans and Shareholder Servicing

The Fund has adopted plans under Rule 12b-1 that allow it to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay a distribution fee equal to 0.25% annually of average daily net assets. Class B and C Shares pay a distribution fee equal to 0.75% annually of average daily net assets and a shareholder servicing fee equal to 0.25% annually of average daily net assets. Because these fees are paid out of the Fund's net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
                                       17

A Detailed Look at the Top 50 Asia Fund--Class A, B and C Shares


Important Information about Buying and Selling Shares

 .  You may buy and sell shares of the Fund through authorized service agents.
   The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

 . After the Fund or your service agent receives your order, you will buy or sell your shares at the next net asset value calculated on a day the New York Stock Exchange is open for business adjusted for any applicable sales charge.

 . The Fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

 . The payment of redemption proceeds (including exchanges) for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

 . Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

 . Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

 . The Fund reserves the right to close your account on 60 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares `in-kind,' which means that the Fund may give you a portion of your redemption in portfolio securities.

 . The Fund issues share certificates only for Class A Shares and only upon request.

 . You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail or facsimile.

 .  The Fund will not accept purchase and sale orders on any day the New York
   Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

 . The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

 . Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

 . Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.


--------------------------------------------------------------------------------
                                       18

                A Detailed Look at the Top 50 Asia Fund--Class A, B and C Shares


The financial highlights tables are intended to help you understand the Fund's financial performance since the inception of the Fund's Class A, Class B and Class C Shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.


This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report which is available upon request.

The following financial information is for the fiscal year ended August 31, 2001. The financial information for the fiscal year ended August 31, 2000 includes results for the Fund when it was known as Flag Investors Top 50 Asia. The financial information for the fiscal year ended August 31, 1999 includes results for the Fund when it was known as Deutsche Top 50 Asia Fund.



   Financial Highlights
   (for a share outstanding throughout each period)


                                                                                    Class A Shares

                                                                                                                  For the Period
                                                            For the Year       For the Year       For the Year       October 14,
                                                                   Ended              Ended              Ended             1997/1/
                                                              August 31,         August 31,         August 31,     to August 31,
                                                                    2001               2000               1999              1998
  Per share operating performance:
  Net asset value, beginning of period                           $ 21.06            $ 18.79           $   8.18           $ 12.50
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
  Net investment (expenses in excess of) income                    (0.02)/2/          (0.10)             (0.10)             0.01
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments and foreign currencies                          (7.59)              3.46              10.72             (4.33)
------------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                 (7.57)              3.36              10.62             (4.32)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders:
  Net investment income                                               --              (0.26)             (0.01)               --
  Net realized gains                                               (2.64)             (0.83)                --                --
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                              (2.64)             (1.09)             (0.01)               --
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                 $ 10.85            $ 21.06           $  18.79           $  8.18
------------------------------------------------------------------------------------------------------------------------------------
  Total investment return/3/                                      (38.70)%            17.54%            130.00%           (34.56)%
------------------------------------------------------------------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets, end of period (000s omitted)                       $ 5,718            $30,120           $ 23,954           $    41
------------------------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets:
  Net investment (expenses in excess of) income                     0.13%             (0.58)%            (0.34)%            0.15%/4/
------------------------------------------------------------------------------------------------------------------------------------
  Expenses after waivers and/or reimbursements,
    including expenses of the Top 50 Asia Portfolio                 1.60%              1.60%              1.60%             1.60%/4/
------------------------------------------------------------------------------------------------------------------------------------
  Expenses before waivers and/or reimbursements,
    including expenses of the Top 50 Asia Portfolio                 3.12%              2.28%              3.50%           247.05%/4/
------------------------------------------------------------------------------------------------------------------------------------


/1/ Commencement of operations.
/2/ Calcuated using the average shares method.
/3/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
/4/ Annualized.


--------------------------------------------------------------------------------
                                       19

A Detailed Look at the Top 50 Asia Fund--Class A, B and C Shares













  Financial Highlights
  (for a share outstanding throughout each period)


                                                                                    Class B Shares
                                                                                                               For the Period
                                                          For the Year      For the Year       For the Year            May 5,
                                                                 Ended             Ended              Ended             1998/1/
                                                            August 31,        August 31,         August 31,     to August 31,
                                                                  2001              2000               1999              1998
    Per share operating performance:
    Net asset value, beginning of period                      $ 23.78            $21.21           $  9.28           $ 12.50
----------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
    Expenses in excess of income                                (0.10)/2/         (0.45)            (0.12)            (0.02)
----------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss)
      on investments and foreign currencies                     (8.62)             4.05             12.06             (3.20)
----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                            (8.72)             3.60             11.94             (3.22)
----------------------------------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
    Net investment income                                          --             (0.20)            (0.01)               --
    Net realized gains                                          (2.64)            (0.83)               --                --
----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                         (2.64)            (1.03)            (0.01)               --
----------------------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                            $ 12.42            $23.78           $ 21.21           $  9.28
----------------------------------------------------------------------------------------------------------------------------------
    Total investment return/3/                                 (39.16)%           16.68%           128.65%           (25.76)%
----------------------------------------------------------------------------------------------------------------------------------
    Supplemental data and ratios:
    Net assets, end of period (000s omitted)                  $ 1,353            $4,867           $ 3,667           $    50
----------------------------------------------------------------------------------------------------------------------------------
    Ratios to average net assets:
    Expenses in excess of income                                (0.62)%           (1.31)%           (1.32)%           (0.51)%/4/
----------------------------------------------------------------------------------------------------------------------------------
    Expenses after waivers and/or reimbursements,
      including expenses of the Top 50 Asia Portfolio            2.35%             2.35%             2.35%             2.35%/4/
----------------------------------------------------------------------------------------------------------------------------------
    Expenses before waivers and/or reimbursements,
      including expenses of the Top 50 Asia Portfolio            3.86%             3.02%             3.75%           247.80%/4/
----------------------------------------------------------------------------------------------------------------------------------



/1/ Commencement of operations.
/2/ Calcuated using the average shares method.
/3/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
/4/ Annualized.


--------------------------------------------------------------------------------

                A Detailed Look at the Top 50 Asia Fund--Class A, B and C Shares




   Financial Highlights
   (for a share outstanding throughout each period)
                                                                                                 Class C Shares

                                                                                                 For the Year    For the Period
                                                                                                 ------------           May 31,
                                                                                                        Ended             2000/1/
                                                                                                   August 31,     to August 31,
                                                                                                         2001              2000
  Per share operating performance:
  Net asset value, beginning of period                                                               $23.79            $23.33
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
  Expenses in excess of income                                                                        (0.10)/2/         (0.02)
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currencies                                                                (8.62)             0.48
------------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                    (8.72)             0.46
------------------------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders:
  Net realized gains                                                                                  (2.64)              ---
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                                 (2.64)              ---
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                                                     $15.09            $23.79
------------------------------------------------------------------------------------------------------------------------------------
  Total investment return/3/                                                                         (39.14)             1.97%
------------------------------------------------------------------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets, end of period (000s omitted)                                                              $92              $124
------------------------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets:
  Expenses in excess of income
                                                                                                      (0.60)%           (0.99)%/4/
------------------------------------------------------------------------------------------------------------------------------------
  Expenses after waivers and/or reimbursements,
    including expenses of the Top 50 Asia Portfolio                                                    2.35%             2.35%/4/
------------------------------------------------------------------------------------------------------------------------------------
  Expenses before waivers and/or reimbursements,
    including expenses of the Top 50 Asia Portfolio                                                    3.99%             3.54%/4/



/1/ Commencement of operations.

/2/ Calcuated using the average shares method.

/3/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.

/4/ Annualized.

--------------------------------------------------------------------------------
                                       21

                       This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 1, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                    Deutsche Asset Management Service Center
                    PO Box 219210
                    Kansas City, MO64121-9210
or call toll-free:  1-800-730-1313


You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090.





Top 50 Asia Fund
Class A Shares                                                   CUSIP#251555744
Class B Shares                                                         251555736
Class C Shares                                                         251555728
                                                              BDTOP50APRO(01/02)
                                                                        811-8227

Distributed by:
ICCDistributors, Inc.
Two Portland Square
Portland, ME04101

                                                       Deutsche Asset Management



                                                                 Mutual Fund
                                                                    Prospectus

                                                               January 1, 2002

                                                         Class A, B and C Shares

European Mid-Cap Fund



[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

                                                                          [LOGO]

Overview
of European Mid-Cap Fund--Class A, B and C Shares




Goals: The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income.

Core Strategy: The Fund seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of European companies with market capitalizations of between $115 million and $19 billion.


INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in the European Mid-Cap Portfolio of Deutsche Investors Portfolios Trust (the `Portfolio'), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the Prospectus regarding investments relate to the Fund and its corresponding Portfolio. The Portfolio's investment advisor and sub-advisor (the `Advisors') seek investments in companies believed to have higher than average growth rates for European companies.
--------------------------------------------------------------------------------

European Mid-Cap Fund--Class A, B and C Shares


Overview of European Mid-Cap Fund
Goals .....................................................................   3
Core Strategy .............................................................   3
Investment Policies and Strategies ........................................   3
Principal Risks of Investing in the Fund ..................................   4
Who Should Consider Investing in the Fund .................................   4
Total Returns, After Fees and Expenses ....................................   5
Fees and Expenses of the Fund .............................................   6

A Detailed Look at European Mid-Cap Fund
Objectives ................................................................   8
Strategy ..................................................................   8
Principal Investments .....................................................   8
Investment Process ........................................................   8
Other Investments .........................................................   8
Risks .....................................................................   9
Organizational Structure ..................................................  10
Management of the Fund ....................................................  10
Administrator .............................................................  11
Calculating the Fund's Share Price ........................................  12
Dividends and Distributions ...............................................  12
Tax Considerations ........................................................  12
Buying and Selling Fund Shares ............................................  13
Sales Charges .............................................................  14
How to Choose the Class That Is Right for You .............................  17
Financial Highlights ......................................................  19

--------------------------------------------------------------------------------

Overview of the European Mid-Cap Fund--Class A, B and C Shares


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


 .    Stock prices could decline generally.

 .    The individual stocks chosen by the Advisors could decline in value.


Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

 .    As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. The stock market could perform poorly in one or more of the countries in which the Fund has invested. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may underperform the international equities markets.

 .    Small or medium-sized company stock returns could trail stock market returns generally because of risks specific to small or medium-sized company investing such as greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.


 .    Because the Fund may invest in relatively few issuers, the performance of one or a small number of portfolio holdings could affect overall performance more than if the Fund were diversified.


Further, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 .    Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

 .    Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, it could be particularly susceptible to the effects of political and economic developments in that country or region.

 .    Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies.

 .    The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors. The Fund may seek to hedge against this risk.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking high capital appreciation and, secondarily, reasonable dividend income and are willing to accept the short-term and long-term risks and uncertainties of investing in the common and preferred stocks of European companies in a particular foreign country or region. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes Class A Shares, Class B Shares and Class C Shares of the Fund. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled `Sales Charges'.) The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares directly from the Fund through the Deutsche Asset Management Service Center (the `Service Center').


The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the overall volatility of your investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------

                  Overview of the European Mid-Cap Fund--Class A, B and C Shares



TOTAL RETURNS, AFTER FEES AND EXPENSES

The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

     Year-by-Year Returns
     Class A Shares*
     (each full calendar year since inception)

                   1998          24.98%
                   1999          28.83%
                   2000         -11.06%


* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period December 31, 2000 through September 30, 2001 the year-to-date return for Class A Shares was -36.26%. For the period shown in the bar chart, the highest return in any calendar quarter was 27.24% (first quarter 2000) and the lowest quarterly return was -18.68% (fourth quarter 2000). Past performance offers no indication of how the Fund will perform in the future.



     Performance For Periods Ended
     December 31, 2000

                                 Average Annual Total Returns

                                                        Since
                                 1 Year   3 Years   Inception
--------------------------------------------------------------------------------
     Class A shares/1/          -15.95%   10.61%      8.22%/5/

     MSCI Europe Index/2/        -8.14%   11.23%     12.43%/6/

     Dow Jones STOXX(SM)

     Mid 200 Index/3/            -7.38%    9.39%      9.34%/6/

     Midcap Index/4/              6.63%    3.02%      1.82%/6/
--------------------------------------------------------------------------------
     Class B shares/1/          -16.36%      NA       5.21%/7/

     MSCI Europe Index/2/        -8.14%      --       4.99%/8/

     Dow Jones STOXX(SM)

     Mid 200 Index/3/            -7.38%      --       2.83%/8/

     Midcap Index/4/              6.63%      --      -2.03%/8/
--------------------------------------------------------------------------------

     Class C shares/1/          -12.78%      NA       8.09%/9/

     MSCI Europe Index/2/        -8.14%      --       8.83%/10/

     Dow Jones STOXX(SM)

     Mid 200 Index/3/            -7.38%      --       7.03%/10/

     Midcap Index/4/              6.63%      --      -0.09%/10/
--------------------------------------------------------------------------------

/1/ These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
/2/ The MSCI Europe Index is a broad-based market index of European equity securities. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results. On June 25, 2001 the Board of Directors approved the MSCI Europe Index as the Fund's primary benchmark, replacing the Midcap Index. The MSCI Europe Index may be a better comparison for the performance of the Fund than the Midcap Index since it more closely reflects the sectors in which the Fund invests.
/3/ The Dow Jones STOXXSM Mid 200 Index is a subset of the Dow Jones STOXXSM Total Managed Index (`TMI'), which represents the top 70% of the free float market capitalization of the European equity market. The STOXX Mid 200 Index is comprised of campanies that fall in the second tier of the TMI, ie companies whose market capitalization are between the top 70% and 90% of the TMI. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
/4/ The Midcap Index (`MDAX') is a broad-based market index of 70 mid-sized German companies with established operating histories. The index does not factor in the costs of buying, selling and holding shares--costs which are reflected in the Fund's results.
/5/  October 17, 1997.
/6/  For the period October 31, 1997 through December 31, 2000.
/7/  March 30, 1998.
/8/  For the period March 31, 1998 through December 31, 2000.
/9/  September 2, 1998.
/10/ For the period August 31, 1998 through December 31, 2000.




--------------------------------------------------------------------------------

Overview of the European Mid-Cap Fund--Class A, B and C Shares


FEES AND EXPENSES OF THE FUND

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Class A, B and C shares.

1 Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within two years.
  (See `Sales Charges--Redemption Price.')
2 Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After seven years, Class B shares automatically convert to Class A shares. (See `Sales Charges--Automatic Conversion of Class B Shares' and `How to Choose the Class That is Right for You.')
3 You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See `Sales Charges--Redemption Price.')
4 Information on the annual fund operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (For further discussion of the relationship between the Fund and the Portfolio, see the section entitled `Organizational Structure'.)
5 A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.
6 The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through December 31, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as `Total net annual fund operating expenses (after fee waivers and expense reimbursements).'


--------------------------------------------------------------------------
   Shareholder Fees:
   (fees paid directly from your investment)

                                      Class A     Class B     Class C
                                       Shares      Shares      Shares
                                      Initial    Deferred    Deferred
                                        Sales       Sales       Sales
                                       Charge      Charge      Charge
--------------------------------------------------------------------------
  Maximum Sales Charge (Load)
  Imposed on Purchases (as
  percentage of offering price)          5.50%        None        None
--------------------------------------------------------------------------
  Maximum Deferred Sales
  Charge (Load) (as a percentage
  of original purchase price or
  redemption proceeds,
  whichever is lower)                   1.00%/1/     5.00%/2/    1.00%/3/
--------------------------------------------------------------------------
  Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends                               None        None        None
--------------------------------------------------------------------------
  Maximum Short-term Redemption
  Fee (as a percentage of amount
  redeemed, as applicable)               2.00%        None        None
  Exchange Fee                            None        None        None
--------------------------------------------------------------------------


--------------------------------------------------------------------------
  Annual Fund Operating Expenses/4/:
  (expenses paid from Fund assets)
--------------------------------------------------------------------------
  Management Fees                        0.85%       0.85%       0.85%
--------------------------------------------------------------------------
  Distribution and/or Service
  (12b-1) fees/5/                        0.25%       1.00%       1.00%
--------------------------------------------------------------------------
  Other Expenses                         1.60%       1.65%       1.66%
--------------------------------------------------------------------------
  Total Annual Fund Operating
  Expenses (before fee
  waivers and expense
  reimbursements)                        2.70%       3.50%       3.51%
--------------------------------------------------------------------------
  Total Fee Waivers and
  Reimbursements of
  Fund Expenses/6/                     (1.10)%     (1.15)%     (1.16)%
--------------------------------------------------------------------------
  Total Net Annual Fund Operating
  Expenses (after fee waivers and
  expense reimbursements)                1.60%       2.35%       2.35%
--------------------------------------------------------------------------

Overview of the European Mid-Cap Fund--Class A, B and C Shares






Expense Example. The example to the right illustrates the expenses incurred on a $10,000 investment in Class A, B and C shares of the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the table reflect the maximum sales charges. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled `Sales Charges.') Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.


---------------------------------------------------------------------------
Expense Example
                     1 Year*   3 Years    5 Years   10 Years
---------------------------------------------------------------------------
  Class A Shares       $704    $1,244     $1,809    $3,339
---------------------------------------------------------------------------
  Class B Shares       $738    $1,285     $1,937    $3,698
---------------------------------------------------------------------------
  Class C Shares       $338      $969     $1,723    $3,707
---------------------------------------------------------------------------

  You would pay the following expenses if you did not redeem your shares:
---------------------------------------------------------------------------
  Class A Shares       $704    $1,244     $1,809    $3,339
---------------------------------------------------------------------------
  Class B Shares       $238      $967     $1,719    $3,698
---------------------------------------------------------------------------
  Class C Shares       $238      $969     $1,723    $3,707
---------------------------------------------------------------------------

* Based on total net annual fund operating expenses (after fee waivers and expense reimbursements) for year one only.

A detailed look


at European Mid-Cap Fund--Class A, B and C Shares

OBJECTIVES

The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through its investment in the European Mid-Cap Portfolio. The Fund, through the Portfolio, seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of European companies with market capitalizations of between $115 million and $19 billion. European countries include those that are members of the European Union, the Convention on the European Economic Area
(CEEA), Poland, Switzerland, Slovakia, the Czech Republic and Hungary.


The Advisors are responsible for managing the Portfolio's investments. (See the section entitled `Management of the Fund'.) There can be no guarantee that the Fund will achieve its goals.

STRATEGY

The Advisors seek investments in companies believed to have higher than average growth rates for European companies. The Fund invests in companies with ideas and plans for new products, services or markets that offer the potential for fast growth with diversifiable risks.

PRINCIPAL INVESTMENTS


The Portfolio invests primarily in common and preferred stocks. The Portfolio tends to have a heavier weighting of its assets in German issuers, although this could change. The Portfolio may also invest in securities in the initial public offering (`IPO') market.

INVESTMENT PROCESS


The Portfolio invests in companies that are characterized as small and medium-sized and are seeking equity capital to finance their growth.

In assessing which investments to sell, the Advisors consider the following factors, among others:

 .    Whether the company continues to meet the Portfolio's criteria for an initial investment in a security; and

 .    Negative changes in the economy or the company's business that impact the attractiveness of the security as an investment.

The Advisors may also use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances (see the section entitled `Other Investments'). The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

OTHER INVESTMENTS

The Fund may invest in various instruments commonly known as `derivatives' to protect its assets or increase its exposure to an asset class. In particular, the Fund may use futures, options and forward currency transactions. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

----------

Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.


Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against currency losses, or, where possible, to add to investment returns.

           A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

RISKS

Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

Primary Risks
Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Non-Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings could affect the overall performance more than if the Fund were diversified.

Foreign Investing Risk. From time to time, foreign capital markets have exhibited more volatility than those in the US. Trading stocks on some foreign exchanges is inherently more difficult than trading in the US for reasons including:

 .    Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 .    Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the US and may present a less complete picture of a foreign company compared to US standards.

 .    Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 .    Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 .    Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular European country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

Small and Medium-Sized Company Risk. To the extent that the Fund invests in small and medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industry-wide reversals may have a greater impact on small and medium-sized companies since they usually lack a large company's financial resources. Finally, stocks of small and medium-sized companies are typically less liquid than large company stocks. Particularly when they are performing poorly, a small or medium-sized company's shares may be more difficult to sell.

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the Fund so long as the Fund has a small asset base. The Fund may not experience a similar impact on its performance as its assets grow because it is unlikely the Fund will be able to obtain proportionately larger IPO allocations.

Emerging Markets Risk. To the extent that the Fund invests in emerging markets, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and more vulnerable to capital flight.

A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

Secondary Risks

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

Derivatives Risk. Although not one of its principal investment strategies, the Fund may invest in futures, options, and forward currency transactions, which are types of derivatives. Risks associated with derivatives include:

 .    the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 .    derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;


 .    the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

 .    the risk that the derivatives transaction could expose the Fund to the effect of leverage, which could increase the Fund's exposure to the market and potential losses that it could have if it had not entered into these transactions.

There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.



ORGANIZATIONAL STRUCTURE

The Fund is a `feeder fund' that invests substantially all of its assets in the European Mid-Cap Portfolio. The Fund and the Portfolio have the same investment objectives. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio or take other action.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited.

Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor to the Portfolio. Investment Company Capital Corp. (`ICCC' or the `Advisor') is the Portfolio's advisor. The address for the Advisor is One South Street, Baltimore, MD 21202. Prior to May 7, 2001, ICCC's affiliate, Deutsche Fund Management, Inc. (`DFM') was the Portfolio's advisor. The Advisor is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. ICCC provides the same services that DFM provided to the Portfolio and is

      A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares


entitled to receive the same compensation that DFM received. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of September 30, 2001, funds managed by ICCC totaled approximately $10.7 billion in net assets.

Investment Sub-Advisor to the Portfolio. The Advisor has delegated daily management of the Portfolio's assets to the sub-advisor. DWS International Portfolio Management GmbH (`DWS International' or `Sub-Advisor'). The address for DWS International is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

The Advisor is entitled to receive an annual fee of 0.85% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has contractually agreed to waive its fee and reimburse expenses of the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the share classes through December 31, 2002: 1.60% for Class A Shares; 2.35% for Class B Shares; and 2.35% for Class C Shares.


ICCC and DWS International are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance.

DWS International is a direct wholly owned subsidiary of Deutsche Asset Management Europe GmbH (`DeAM Europe'). DWS Investment GmbH (`DWS Investment') is also a direct wholly owned subsidiary of DeAM Europe. The portfolio managers for the Fund are also portfolio managers for DWS Investment.

Other DeAM Europe subsidiaries include subsidiaries based in Luxembourg, Austria, Switzerland, France, Poland and Italy. DeAM Europe and its subsidiaries are known in the financial markets as `DWS Group', an Investment Group of Deutsche Bank.

DeAM Europe subsidiaries have been widely recognized in Europe for the investment performance of the funds they manage. For example, DWS Group has received numerous awards from Standard & Poor's (`S&P')/Micropal for the performance of its mutual funds company as a whole as well as the performance of both its individual funds and portfolio managers. In Germany, these awards include: 2000, best-performing mutual fund company for five-year period; 1999, best-performing mutual fund company for one- and five-year periods; 1998, best-performing mutual fund company for one-, three- and five-year periods; 1997, best-performing mutual fund company for three- and five-year periods; 1996, best-performing mutual fund company for three- and five-year periods; 1995, best-performing mutual fund company for one-, three- and five-year periods; and 1994, best-performing mutual fund company for one-, three- and five-year periods. For the year 2000, these awards were given to fund managers with above-average performance and at least 15 funds (including those that invest in European and North American equities) registered for sale in Germany.

DWS Group was also named by S&P/Micropal as the `best-performing mutual fund company' in three other European countries: Austria (2000, five- and 10-year period; 1999, one-, five- and 10-year periods; 1998, three- and five-year periods); France (2000, five-year period; 1999, one-, five- and 10-year periods; 1997, five-year period), and Switzerland (2000, five-year period). Deutsche Asset Management (United Kingdom) was also named the `best-performing unit trust/OEIC company' in the United Kingdom in 1999 for the one- and five-year periods.

In March 2000, S&P/Micropal selected Klaus Kaldemorgen, an 18-year veteran of DWS Group and its head of international equities, as its `best international asset manager' for the second year in a row. At the same time, S&P/Micropal honored the DWS Vermogensbildungsfonds I fund, a mutual fund that invests internationally in promising sectors and corporations, as its `best international equity fund,' also for the second consecutive year.

Portfolio Managers

DWS International uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS International portfolio management team has five members, and includes Klaus Kaldemorgen and Klaus Martini, who each have over 16 years of experience as an investment manager.

ADMINISTRATOR

Investment Company Capital Corp. (`ICCC') provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.

A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

CALCULATING THE FUND'S SHARE PRICE


The Fund calculates the price of its shares (also known as the `net asset value' or `NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

The Fund may charge a short-term redemption fee equal to 2.00% of the value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets-the market value of the securities it holds, plus its cash reserves and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.

DIVIDENDS AND DISTRIBUTIONS
If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gain at least annually.

The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

TAX CONSIDERATIONS
The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:

   Transaction                     Tax Status
   -----------                     ----------

  Income dividends               Ordinary income
--------------------------------------------------------------------------------
  Short-term capital gains       Ordinary income
  distributions*
--------------------------------------------------------------------------------
  Long-term capital gains        Long-term capital gains
  distributions*


  * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:

      A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares


  Transaction                    Tax Status
  -----------                    ----------

  Your sale of shares owned      Generally, long-term capital
  for more than one year         gains or losses
--------------------------------------------------------------------------------
  Your sale of shares owned      Generally, short-term capital
  for one year or less           gains or losses subject to special rules
--------------------------------------------------------------------------------


By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.


If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund. The Fund will provide you with the necessary information to reflect a credit (or deduction) for foreign taxes on your individual income tax return if this election is made.


BUYING AND SELLING FUND SHARES


To Purchase Shares


You may buy any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter and pay for your order. You may also buy shares by contacting the Service Center directly. Contact the Service Center at 1-800-730-1313 for details.


Minimum Account Investments

Initial investment in Class A, B or C Shares                            $2,000

Subsequent investments                                                  $  100


IRA account, initial investment (there is no minimum for subsequent
investments)                                                            $1,000


Initial investment for shareholders of other Deutsche Asset
Management Funds' Class A, B and C Shares                                $ 500
Automatic investing plan, initial investment                             $ 250


  Weekly, semi-monthly or monthly plan subsequent investments            $ 100


  Quarterly plan subsequent investments                                  $ 250


  Semi-annual or annual plan subsequent investments                      $ 500


Minimum investment for qualified retirement plans
(such as 401(k), pension or profit sharing plans)                        $   0

Account Balance:

  Non-retirement account                                                 $ 500

  IRA account                                                            $   0


Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimum.

Automatic Investing Plan. You may elect to make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice. You may discontinue your plan, change the plan's dollar amount, frequency or investment date by contacting the Service Center. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the application or contact your service agent or the Service Center.

To Redeem Shares

You may redeem any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or by telephone. Refer to the section entitled `Telephone Transactions' for more information on this method of redemption.

Your service agent or the Service Center may require the following documents before redeeming your shares:

 .  A letter of instruction, if you are redeeming shares worth more than
     ---------------------
   $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.

 .  A signature guarantee, if you are redeeming shares and the amount is more
     -------------------
   than $100,000 or you request that the check be mailed to an address other than the one on record. You can obtain one from most banks or service agents.

 .  Any stock certificates representing the shares you are redeeming. The
       ------------------
   certificates must be properly endorsed or accompanied by a duly executed stock power.

A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

 . Any additional documents that may be required if your account is in the name
      --------------------
  of a corporation, partnership, trust or fiduciary.


Short-Term Redemption Fee

The Fund may charge a short-term redemption fee equal to 2.00% of the net asset value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. This fee compensates the Fund for expenses directly related to short-term redemption of Class A Shares, discourages short-term investments in Class A Shares and facilitates portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Fund. The short-term redemption fee does not apply to Shares:

 .  purchased before August 13, 2001;

 .  acquired through reinvestment of dividends and other distributions;

 . in an account which is closed because the account fails to meet minimum balance requirements; and

 . held by 401(k) plans, individual retirement accounts or profit sharing plans.

The short-term redemption fee applies to Class A Shares held through omnibus accounts. With regard to these accounts, the Fund reserves the right, in its sole discretion to impose (or not to impose) the short-term redemption fee in the future. The Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Fund will use the `first-in, first out' method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

Other Redemption Information

Systematic Withdrawal Plan. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. The miniumum withdrawal amount is $100. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions, except as noted under `Waiver of Sales Charge'. Contact your service agent or the Service Center for information on this plan.

Telephone Transactions. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the account application or at any time thereafter by completing and returning documentation supplied by the Service Center. You may contact the Service Center during its regular hours, which are normally 8:30 am to 7:00 pm (Eastern Time), every business day.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

If you request your redemption proceeds by check, you may redeem shares worth up to $100,000. If you request your redemption proceeds by wire, you may redeem shares in any amount.

If you hold shares in certificate form, you may not exchange or redeem them by telephone.


SALES CHARGES

Purchase Price


The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends of distributions paid by the Fund.

      A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares


Shares are subject to sales charges according to the following schedule:


                      Class A Sales Charge
                            as a % of
                                     Net   Class B  Class C
  Amount of           Offering    Amount     Sales    Sales
   Purchase              Price  Invested    Charge   Charge

  Less than  $ 50,000   5.50%     5.82%      None     None
--------------------------------------------------------------------------------

  $ 50,000 - $ 99,999   4.50%     4.71%      None     None

  $100,000 - $249,999   3.50%     3.63%      None     None

  $250,000 - $499,999   2.50%     2.56%      None     None

  $500,000 - $999,999   2.00%     2.04%      None     None


$1,000,000 and over        None     None    None     None



Although you do not pay an initial sales charge when you invest $1 million or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled `Redemption Price' for details. Your service agent may be paid a commission at the time of your purchase.


The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A Shares of any other Deutsche Asset Management fund or if you already have investments in Class A Shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A Shares of this Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.


Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax advisor for more information.


2) If you are exchanging an investment in Class A Shares of certain other Deutsche Asset Management funds for an investment in this Fund (see `Purchases by Exchange' for a description of the conditions).


3) If you are a current or retired Director or Trustee of this or any affiliated fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.


4) If you are buying shares in any of the following types of accounts:

   (i)   A qualified retirement plan;

   (ii)  A Deutsche Asset Management fund payroll savings program;

   (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange


You may exchange Class A, B, or C shares of certain other Deutsche Asset Management funds for an equal dollar amount of Class A, B, or C Shares, respectively, without payment of the sales charges described above or any other charge up to four times a calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined

A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

that your purchase would be detrimental to the interests of the Fund's shareholders. (See the section entitled `Important Information about Buying and Selling Shares.')

You may request an exchange through your service agent. Contact them for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center.

Please note the following:

 .    The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 .    You may make the exchange by phone, if your account has the exchange by phone feature, otherwise make the exchange by letter.

 .    Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.

 .    If your shares are in a taxable account, you may have to pay taxes on the exchange.

 .    Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price

The amount of any applicable sales charge will be deducted from your redemption price according to the following schedule:

                            Sales Charge as a Percentage
                                of the Dollar Amount
                                  Subject to Charge
                        (as a % of the Lesser of Cost or Value)

                            Class A     Class B     Class C
   Years Since Purchase      Shares      Shares      Shares

  First                     1.00%*       5.00%       1.00%

  Second                    1.00%*       4.00%        None

  Third                       None       3.00%        None

  Fourth                      None       3.00%        None

  Fifth                       None       2.00%        None

  Sixth                       None       1.00%        None
--------------------------------------------------------------------------------
  Thereafter                  None        None        None


  *You will pay a deferred sales charge when you redeem Class A Shares only if your shares were purchased at net asset value (ie, without any sales charge) because they were part of an investment of $1 million or more.

Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

 .    No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

 .    If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

 .    If you acquired your shares through an exchange of shares of another
     Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge in effect at the time of your original purchase.

 .    The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

   (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

   (ii) Either you or your representative notifies your service agent or the Service Center that such circumstances exist.

          A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your Class B Shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and, under current US tax laws, will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses than Class B or C shares while you hold the shares. For investments of $1 million or more in Class A Shares, you pay no sales charge when you buy your shares, but will pay a deferred sales charge if you redeem your shares within two years of purchase.

If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a deferred sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares. At the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses from that point on.

If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares, and there is no conversion to Class A Shares at the end of seven years. Therefore, the higher expenses continue for as long as you own your shares.

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's advisor or administrator may provide significant compensation to securities dealers and service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plans and Shareholder Servicing

The Fund has adopted plans under Rule 12b-1 that allow it to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay a distribution fee equal to 0.25% annually of average daily net assets. Class B and C Shares pay a distribution fee equal to 0.75% annually of average daily net assets and a shareholder servicing fee equal to 0.25% annually of average daily net assets. Because these fees are paid out of the Fund's net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information about Buying and Selling Shares

 .    You may buy and sell shares of the Fund through authorized service agents.
     The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service
     Center.

 .    After the Fund or your service agent receives your order, you will buy or sell your shares at the next net asset value calculated on a day the New York Stock Exchange is open for business adjusted for any applicable sales charge.

 .    The Fund accepts payment for shares only in US dollars by check, bank or
     Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

 .    The payment of redemption proceeds (including exchanges) for shares of the
     Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

 .    Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

 .    Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

 .    The Fund reserves the right to close your account on 60 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 .    The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares `in-kind,' which means that the Fund may give you a portion of your redemption in portfolio securities.

 .    The Fund issues share certificates only for Class A Shares and only upon request.

 .    You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail or facsimile.

 .    The Fund will not accept purchase and sale orders on any day the New York
     Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

 .    The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

 .    Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

 .    Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.

           A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

The financial highlights tables are intended to help you understand the Fund's financial performance since the inception of the Fund's Class A, Class B and Class C Shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate an investor would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

The following financial information is for the ficsal year ended August 31, 2001. The financial information for the fiscal year ended August 31, 2000 includes results for the Fund when it was known as the Flag Investors European Mid-Cap Fund. The financial information for the fiscal year ended August 31, 1999 includes results for the Fund when it was known as Deutsche European Mid-Cap Fund.

     Financial Highlights
     (for a share outstanding throughout each period)


                                                                                      Class A Shares
                                                                                                                 For the Period
                                                            For the Year      For the Year       For the Year       October 17,
                                                                   Ended             Ended              Ended             1997/1/
                                                              August 31,        August 31,         August 31,     to August 31,
                                                                    2001              2000               1999              1998

  Per share operating performance:

  Net asset value, beginning of period                          $ 22.09           $ 15.28           $ 14.22           $ 12.50
------------------------------------------------------------------------------------------------------------------------------------

  Income from investment operations:
  Net investment (expenses in excess of) income                   (0.01)            (0.14)            (0.01)             0.01

  Net realized and unrealized gain
    on investments and foreign currencies                         (9.59)             7.09              1.26              1.71

  Total from investment operations                                (9.58)             6.95              1.25              1.72
------------------------------------------------------------------------------------------------------------------------------------

  Distributions to shareholders:

  Net investment income                                           (0.16)               --                --                --

  Net realized gains                                              (0.47)            (0.14)            (0.19)               --
------------------------------------------------------------------------------------------------------------------------------------

  Total distributions                                             (0.63)            (0.14)            (0.19)               --
------------------------------------------------------------------------------------------------------------------------------------

  Net asset value, end of period                                $ 11.88           $ 22.09           $ 15.28           $ 14.22
------------------------------------------------------------------------------------------------------------------------------------

  Total investment return/2/                                     (44.09)%           45.73%             8.86%            13.76%
------------------------------------------------------------------------------------------------------------------------------------

  Supplemental data and ratios:
  Net assets, end of period (000s omitted)                      $ 4,704           $23,536           $13,907           $ 2,402
------------------------------------------------------------------------------------------------------------------------------------

  Ratios to average net assets:
  Net investment (expenses in excess of) income                    0.02%            (0.78)%           (0.10)%            0.23%/3/
------------------------------------------------------------------------------------------------------------------------------------

  Expenses after waivers and/or reimbursements,
    including expenses of the European Mid-Cap Portfolio           1.60%             1.60%             1.60%             1.60%/3/
------------------------------------------------------------------------------------------------------------------------------------

  Expenses before waivers and/or reimbursements,
    including expenses of the European Mid-Cap Portfolio           2.70%             2.52%             4.12%            18.86%/3/


/1/  Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
/3/  Annualized.

A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

   Financial Highlights
   (for a share outstanding throughout each period)


                                                                                     Class B Shares
                                                                                                                 For the Period
                                                            For the Year      For the Year       For the Year         March 30,
                                                                   Ended             Ended              Ended           1998/1/
                                                              August 31,        August 31,         August 31,     to August 31,
                                                                    2001              2000               1999              1998
  Per share operating performance:
  Net asset value, beginning of period                          $ 19.12           $ 13.37            $12.55            $12.50
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
  Expenses in excess of income                                    (0.13)            (0.20)            (0.11)            (0.02)
  Net realized and unrealized gain
    on investments and foreign currencies                         (8.24)             6.09              1.12              0.07
  Total from investment operations                                (8.37)             5.89              1.01              0.05
------------------------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders:
  Net investment income                                           (0.05)               --                --                --
  Net realized gains                                              (0.47)            (0.14)            (0.19)               --
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                             (0.52)            (0.14)            (0.19)               --
  Net asset value, end of period                                $ 10.23           $ 19.12            $13.37            $12.55
  Total investment return/2/                                     (44.48)%           44.32%             8.12%             0.40%
  Supplemental data and ratios:
  Net assets, end of period (000s omitted)                      $ 5,339           $12,656            $6,940            $4,287
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses in excess of income                                      (0.72)%           (1.53)%           (1.06)%           (0.70)%/3/
  Expenses after waivers and/or reimbursements,
    including expenses of the European Mid-Cap Portfolio           2.35%             2.35%             2.35%             2.35%/3/
------------------------------------------------------------------------------------------------------------------------------------
  Expenses before waivers and/or reimbursements,
    including expenses of the European Mid-Cap Portfolio           3.50%             3.28%             4.37%            19.61%/3/

1 Commencement of operations.
2 Total return would have been lower had certain expenses not been reimbursed by the Advisors.  Total return excludes the effect of sales charges.
3 Annualized.
                                       20

           A Detailed Look at the European Mid-Cap Fund--Class A, B and C Shares

   Financial Highlights
   (for a share outstanding throughout each period)


                                                                                               Class C Shares

                                                                                                                 For the Period
                                                                              For the Year       For the Year      September 2,
                                                                                     Ended              Ended             1998/1/
                                                                                August 31,         August 31,     to August 31,
                                                                                      2001               2000              1999
  Per share operating performance:

  Net asset value, beginning of period                                             $19.43            $13.57            $12.50
  ---------------------------------------------------------------------------------------------------------------------------

  Income from investment operations:

  Expenses in excess of income                                                      (0.11)            (0.18)            (0.06)

  Net realized and unrealized gain
    on investments and foreign currencies                                           (8.40)             6.18              1.32

  Total from investment operations                                                  (8.51)             6.00              1.26
  ---------------------------------------------------------------------------------------------------------------------------

  Distributions to shareholders:

  Net investment income                                                             (0.05)               --                --

  Net realized gains                                                                (0.47)            (0.14)            (0.19)
  ---------------------------------------------------------------------------------------------------------------------------

  Total distributions                                                               (0.52)            (0.14)            (0.19)
  ---------------------------------------------------------------------------------------------------------------------------

  Net asset value, end of period                                                   $10.40            $19.43            $13.57
  ---------------------------------------------------------------------------------------------------------------------------

  Total investment return/2/                                                       (44.46)%           44.42%            10.15%
  ---------------------------------------------------------------------------------------------------------------------------

  Supplemental data and ratios:

  Net assets, end of period (000s omitted)                                         $1,598            $3,598            $1,698
  ---------------------------------------------------------------------------------------------------------------------------

  Ratios to average net assets:

  Expenses in excess of income                                                      (0.67)%           (1.52)%           (0.73)%/3/
  ---------------------------------------------------------------------------------------------------------------------------

  Expenses after waivers and/or reimbursements,
    including expenses of the European Mid-Cap Portfolio                             2.35%             2.35%             2.35%/3/
  ---------------------------------------------------------------------------------------------------------------------------

  Expenses before waivers and/or reimbursements,
    including expenses of the European Mid-Cap Portfolio                             3.51%             3.28%             4.89%/3/
  ---------------------------------------------------------------------------------------------------------------------------


1  Commencement of operations.
2 Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
3  Annualized.

                       This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 1, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                                Deutsche Asset Management Service Center
                                P.O. Box 219210
                                Kansas City, MO64121 9210
or call our toll-free number:   1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090.




European Mid-Cap Fund

Class A Shares                                               CUSIP#251555819
Class B Shares                                                     251555793
Class C Shares                                                     251555785

                                                            EMCPRO(01/02)
                                                            811-8227
Distributed by:
ICCDistributors, Inc.
Two Portland Square
Portland, ME04101

                                                       Deutsche Asset Management


                                                                    Mutual Fund
                                                                      Prospectus

                                                                 January 1, 2002


                                                         Class A, B and C Shares

Top 50 World Fund



[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

                                                      A Member of the
                                                      Deutsche Bank Group [LOGO]

Overview
--------------------------------------------------------------------------------

of Top 50 World Fund--Class A, B and C Shares


Goals: The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income.

Core Strategy: The Fund seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) with significant emphasis on North America, Europe and Asia.

INVESTMENT POLICIES AND STRATEGIES

The Fund invests all of its assets in the Top 50 World Portfolio of Deutsche Investors Portfolios Trust (the `Portfolio'), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the Prospectus regarding investments relate to the Fund and its corresponding Portfolio. The Fund generally owns equity securities of 50 companies which are large, creditworthy companies renowned for the quality and wide acceptance of their products or services (`Blue Chip companies'). The Portfolio's investment advisor and sub-advisor (the `Advisors') seek investments in companies considered to be of outstanding quality in their particular field.


Top 50 World Fund--Class A, B and C Shares

Overview of Top 50 World Fund

Goals .....................................................  3
Core Strategy .............................................  3
Investment Policies and Strategies ........................  3
Principal Risks of Investing in the Fund ..................  4
Who Should Consider Investing in the Fund .................  4
Total Returns, After Fees and Expenses ....................  5
Fees and Expenses of the Fund .............................  6

A Detailed Look at Top 50 World Fund

Objectives ................................................  8
Strategy ..................................................  8
Principal Investments .....................................  8
Investment Process ........................................  8
Other Investments .........................................  9
Risks .....................................................  9
Organizational Structure .................................. 11
Management of the Fund .................................... 11
Administrator ............................................. 12
Calculating the Fund's Share Price ........................ 12
Dividends and Distributions ............................... 12
Tax Considerations ........................................ 13
Buying and Selling Fund Shares ............................ 13
Sales Charges ............................................. 14
How to Choose the Class That Is Right for You ............. 17
Financial Highlights ...................................... 19


--------------------------------------------------------------------------------
                                        3

Overview of the Top 50 World Fund--Class A, B and C Shares

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . Stock prices could decline generally.

 . The individual stocks chosen by the Advisors could decline in value.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

 . As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. The stock market could perform poorly in one or more of the countries in which the Fund has invested. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may underperform the international equities markets.

 . Medium-sized company stock returns could trail stock market returns generally because of risks specific to medium-sized company investing such as greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.

 . Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings could affect overall performance more than if the Fund were diversified.

Further, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

 . Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, it could be particularly susceptible to the effects of political and economic developments in that country or region.

 . Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies.

 . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors. The Fund may seek to hedge against this risk.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking high capital appreciation and, secondarily, reasonable dividend income and are willing to accept the short-term and long-term risks and uncertainties of investing in the common and preferred stocks of companies throughout the world. There is, of course, no guarantee that the Fund will realize its goals. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes Class A Shares, Class B Shares and Class C Shares of the Fund. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Sales Charges'.) The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares directly from the Fund through the Deutsche Asset Management Service Center (the 'Service Center').

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the overall volatility of your investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                                       4

                      Overview of the Top 50 World Fund--Class A, B and C Shares

TOTAL RETURNS, AFTER FEES AND EXPENSES

The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

  Year-by-Year Returns
  Class A Shares*
  (each full calendar year since inception)


             [GRAPH APPEARS HERE]


      1998          27.71%
      1999          30.50%
      2000         -17.77%


* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period December 31, 2000 through September 30, 2001 the year-to-date return for Class A Shares was -27.66%. For the period shown in the bar chart, the highest return in any calendar quarter was 23.20% (fourth quarter 1998) and the lowest quarterly return was -11.89% (third quarter ended
1998). Past performance offers no indication of how the Fund will perform in the future.

  Performance For Periods Ended
  December 31, 2000

                              Average Annual Total Returns
                                                     Since
                              1 Year   3 Years   Inception

  Class A shares/1/          -22.29%    9.00%     7.75%/3/
  MSCIWorld Index/2/         -13.18%   10.49%     8.80%/4/
  ---------------------------------------------------------
  Class B shares/1/          -22.45%      NA      5.70%/5/
  MSCIWorld Index/2/         -13.18%      --      6.01%/6/
  ---------------------------------------------------------

  /1/ These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
  /2/ The MSCI World Index is a broad-based market index of foreign equity securities. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
  /3/ October 2, 1997.
  /4/ For the period September 30, 1997 through December 31, 2000.
  /5/ May 4, 1998.
  /6/ For the period April 30, 1998 through December 31, 2000.

No performance information is provided for the Class C Shares because they have only been offered since May 31, 2000. However, the performance of the Class C Shares is expected to be similar to that of the Fund's other classes and will differ only to the extent that Class C Shares do not have the same expenses.

--------------------------------------------------------------------------------
                                        5

Overview of the Top 50 World Fund--Class A, B and C Shares

FEES AND EXPENSES OF THE FUND

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Class A, B and C shares.
--------------------------------------------------------------------------------
/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within two years. (See `Sales Charges--Redemption Price.')
/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After seven years, Class B shares automatically convert to Class A shares. (See `Sales Charges--Automatic Conversion of Class B Shares' and 'How to Choose the Class That is Right for You.')
/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See 'Sales Charges--Redemption Price.')
/4/ Information on the annual fund operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (See the section entitled `Organizational Structure'.)
/5/ A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.

/6/ The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through December 31, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as `Total net annual fund operating expenses (after fee waivers and expense reimbursements).'

Shareholder Fees:
(fees paid directly from your investment)

                                    Class A     Class B     Class C
                                     Shares      Shares      Shares
                                    Initial    Deferred    Deferred
                                      Sales       Sales       Sales
                                     Charge      Charge      Charge
  Maximum Sales Charge (Load)
  Imposed on Purchases (as
  percentage of offering price)       5.50%        None        None
  -----------------------------------------------------------------------
  Maximum Deferred Sales
  Charge (Load) (as a percentage
  of original purchase price or
  redemption proceeds,
  whichever is lower)                 1.00%/1/     5.00%/2/    1.00%/3/
  -----------------------------------------------------------------------
  Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends                           None         None        None
  -----------------------------------------------------------------------

  Redemption Fee                      None         None        None
  -----------------------------------------------------------------------
  Exchange Fee                        None         None        None
-------------------------------------------------------------------------


  Annual Fund Operating Expenses/4/
  (expenses paid from Fund assets)
-------------------------------------------------------------------------

  Management Fees                     1.00%        1.00%       1.00%
  -----------------------------------------------------------------------
  Distribution and/or Service
  (12b-1) fees/5/                     0.25%        1.00%       1.00%
  -----------------------------------------------------------------------

  Other Expenses                      5.27%        5.24%       5.36%
  -----------------------------------------------------------------------

  Total Annual Fund Operating
  Expenses (before fee
  waivers and expense
  reimbursements)                     6.52%        7.24%       7.36%
  -----------------------------------------------------------------------

  Total Fee Waivers and
  Reimbursements of
  Fund Expenses/6/                   (4.92)%      (4.89)%     (5.01)%
  -----------------------------------------------------------------------
  Total Net Annual Fund Operating
  Expenses (after fee waivers and
  expense reimbursements)             1.60%        2.35%       2.35%
  -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        6

                      Overview of the Top 50 World Fund--Class A, B and C Shares

Expense Example. The example to the right illustrates the expenses incurred on a $10,000 investment in Class A, B and C shares of the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the table to the right reflect the maximum sales charges. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled `Sales Charges.') Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.

  Expense Example
                     1 Year*   3 Years    5 Years  10 Years

  Class A Shares       $704    $1,959     $3,176    $6,060
  -----------------------------------------------------------------------------
  Class B Shares       $738    $1,986     $3,268    $6,289
  -----------------------------------------------------------------------------
  Class C Shares       $338    $1,714     $3,120    $6,357
  -----------------------------------------------------------------------------

  You would pay the following expenses if you did not redeem your shares:
  -----------------------------------------------------------------------------

  Class A Shares       $704    $1,959     $3,176    $6,060
  -----------------------------------------------------------------------------
  Class B Shares       $238    $1,691     $3,080    $6,289
  -----------------------------------------------------------------------------
  Class C Shares       $238    $1,714     $3,120    $6,357
  -----------------------------------------------------------------------------

  *Based on total net annual fund operating expenses (after fee waivers and expense reimbursements) for year one only.

--------------------------------------------------------------------------------
                                        7

A detailed look
--------------------------------------------------------------------------------

at Top 50 World Fund--Class A, B and C Shares

OBJECTIVES

The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through its investment in the Top 50 World Portfolio. The Fund, through the Portfolio, seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of Blue Chip companies with significant emphasis on North America, Europe and Asia. European countries include those that are members of the European Union, the Convention on the European Economic Area
(CEEA), Poland, Switzerland, Slovakia, the Czech Republic and Hungary. Asian equity securities are those of companies domiciled or with a business focus (a majority of its profits or sales made) in Asian countries, including China, Hong Kong, India, Indonesia, Japan, South Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. Some of the countries in which the Fund invests may be considered emerging market countries.

The Advisors are responsible for managing the Portfolio's investments. (See the section entitled `Management of the Fund'.) There can be no guarantee that the Fund will achieve its goals.

STRATEGY

The Fund generally owns equity securities of 50 companies. The Advisors seek companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:

 . Strong market position within their market;

 . Profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

 . High quality management with an orientation toward strong, long-term earnings;

 . Long-range strategic plans in place; and

 . Publicly-held with broad distribution of financial information related to their operations.

PRINCIPAL INVESTMENTS

Although the Fund invests primarily in common and preferred stocks, the Advisors may purchase other securities with equity characteristics, including securities convertible into common stock, and bonds with warrants. The Fund invests principally in securities of companies that are listed on a stock exchange or trade on a recognized, regulated market open to the public.

INVESTMENT PROCESS

The Fund seeks global diversification, although there is no specific percentage limit on investments in a single country. The Fund invests in companies with a strong market position that are globally competitive, have outstanding growth potential and offer above-average opportunities to take advantage of one or more of the following global future trends (`megatrends'):

 . Strong population growth in emerging markets;

 . Aging population in industrialized nations, leading to growing demands for the products and services of healthcare and related industries;

 . Transition to an information and communications society;

 . Growing demand for brand names;

 . Growing oil/energy consumption worldwide.

The Advisors monitor the companies selected for the Fund to assess risk by analyzing possible changes in their earnings outlook and/or financial condition. In order to assess risks, the Advisors monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analyses, and maintain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Advisors assess macroeconomic and stock market conditions in the various countries in which the companies held by the Fund are domiciled or have their primary stock market listings. The Advisors will consider the geographic market focus of a company when considering it for investment.

In assessing which investments to sell, the Advisors consider the following factors, among others:

 . Whether the company continues to meet the Fund's criteria for an initial investment in a security; and

--------------------------------------------------------------------------------
                                        8

               A Detailed Look at the Top 50 World Fund--Class A, B and C Shares

 . Changes in the economy or the company's business that negatively impact the attractiveness of the security as an investment.

The Advisors may use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances (see the section entitled `Other Investments'). The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

OTHER INVESTMENTS

The Fund may invest in various instruments commonly known as `derivatives' to protect its assets or increase its exposure to an asset class. In particular, the Fund may use futures, options and forward currency transactions. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.
--------------------------------------------------------------------------------

Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

RISKS

Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Non-Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings could affect the overall performance more than if the Fund were diversified.

Foreign Investing Risk. From time to time, foreign capital markets have exhibited more volatility than those in the US. Trading stocks on some foreign exchanges is inherently more difficult than trading in the US for reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the US and may present a less complete picture of a foreign company compared to US standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

--------------------------------------------------------------------------------
                                        9

A Detailed Look at the Top 50 World Fund--Class A, B and C Shares


 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

Medium-Sized Company Risk. To the extent that the Fund invests in medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies since they usually lack a large company's financial resources. Finally, stocks of medium-sized companies are typically less liquid than large company stocks. Particularly when they are performing poorly, a medium-sized company's shares may be more difficult to sell.

Emerging Markets Risk. To the extent that the Fund invests in emerging markets, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and more vulnerable to capital flight.

Secondary Risks

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.


Derivatives Risk. Although not one of its principal investment strategies, the Fund may invest in futures, options, and forward currency transactions, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

 . the risk that the derivatives transaction could expose the Fund to the effect of leverage, which could increase the Fund's exposure to the market and potential losses that it could have if it had not entered into these transactions.

There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.



--------------------------------------------------------------------------------
                                       10

               A Detailed Look at the Top 50 World Fund--Class A, B and C Shares



ORGANIZATIONAL STRUCTURE

The Fund is a 'feeder fund' that invests substantially all of its assets in the Top 50 World Portfolio. The Fund and the Portfolio have the same investment objectives. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited.

Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor to the Portfolio. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Portfolio's advisor. The address for the Advisor is One South Street, Baltimore, MD 21202. Prior to May 7, 2001, ICCC's affiliate, Deutsche Fund Management, Inc. ('DFM') was the Portfolio's advisor. The Advisor is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. ICCC provides the same services that DFM provided to the Portfolio and is entitled to receive the same rate of compensation that DFM received. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of September 30, 2001, funds managed by ICCC totaled approximately $10.7 billion in net assets.

Investment Sub-Advisor to the Portfolio. The Advisor has delegated daily management of the Portfolio's assets to the sub-advisor, DWS International Portfolio Management GmbH ('DWS International' or 'Sub-Advisor'). The address for DWS International is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

The Advisor is entitled to receive an annual fee of 1.00% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has contractually agreed to waive its fee and reimburse expenses of the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the share classes through December 31, 2002: 1.60% for Class A Shares; 2.35% for Class B Shares; 2.35% for Class C Shares.

ICCC and DWS International are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance.

DWS International is a direct wholly owned subsidiary of Deutsche Asset Management Europe GmbH ('DeAM Europe'). DWS Investment GmbH ('DWS Investment') is also a direct wholly owned subsidiary of DeAM Europe. The portfolio managers for the Funds are also portfolio managers for DWS Investment.

Other DeAM Europe subsidiaries include subsidiaries based in Luxembourg, Austria, Switzerland, France, Poland and Italy. DeAM Europe and its subsidiaries are known in the financial markets as `DWS Group', an Investment Group of Deutsche Bank.

DeAM Europe subsidiaries have been widely recognized in Europe for the investment performance of the funds they manage. For example, DWS Group has received numerous awards from Standard & Poor's ('S&P')/Micropal for the performance of its mutual funds company as a whole as well as the performance of both its individual funds and portfolio managers. In Germany, these awards include: 2000, best-performing mutual fund company for five-year period; 1999, best-performing mutual fund company for one- and five-year periods; 1998, best-performing mutual fund company for one-, three- and five-year periods; 1997, best-performing mutual fund company for three- and five-year periods; 1996, best-performing mutual fund company for three- and five-year periods; 1995, best-performing mutual fund company for one-, three- and five-year periods, and 1994, best-performing mutual fund company for one-, three- and five-year periods. For the year 2000, these awards were given to fund managers with above-average performance and at least 15 funds (including those that invest in European and North American equities) registered for sale in Germany.

--------------------------------------------------------------------------------
                                       11

A Detailed Look at the Top 50 World Fund--Class A, B and C Shares


DWS Group was also named by S&P/Micropal as the `best-performing mutual fund company' in three other European countries: Austria (2000, five- and 10-year period; 1999, one-, five- and 10-year periods, 1998, three- and five-year periods); France (2000, five-year period; 1999, one-, five- and 10-year periods; 1997, five-year period), and Switzerland (2000, five-year period). Deutsche Asset Management (United Kingdom) was also named the `best-performing unit trust/OEIC company' in the United Kingdom in 1999 for the one- and five-year periods.

In March 2000, S&P/Micropal selected Klaus Kaldemorgen, an 18-year veteran of DWS Group and its head of international equities, as its `best international asset manager' for the second year in a row. At the same time, S&P/Micropal honored the DWS Vermogensbildungsfonds I fund, a mutual fund that invests internationally in promising sectors and corporations, as its `best international equity fund,' also for the second consecutive year.

Portfolio Managers

DWS International uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS International portfolio management team has five members, and includes Klaus Kaldemorgen and Klaus Martini, who each have over 16 years of experience as an investment manager.

ADMINISTRATOR

Investment Company Capital Corp. ('ICCC') provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.

CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets-the market value of the securities it holds, plus its cash reserves and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gain at least annually.

The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or

--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

--------------------------------------------------------------------------------
                                       12

               A Detailed Look at the Top 50 World Fund--Class A, B and C Shares


distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:

   Transaction                   Tax Status
   -----------                   ----------

  Income dividends               Ordinary income
--------------------------------------------------------------------------------
  Short-term capital gains       Ordinary income
  distributions*
--------------------------------------------------------------------------------
  Long-term capital gains        Long-term capital gains
  distributions*
--------------------------------------------------------------------------------

  * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:

  Transaction                    Tax Status
  -----------                    ----------

  Your sale of shares owned      Generally, long-term capital
  for more than one year         gains or losses
--------------------------------------------------------------------------------
  Your sale of shares owned      Generally, short-term capital
  for one year or less           gains or losses subject to
                                 special rules
--------------------------------------------------------------------------------

By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund. The Fund will provide you with the necessary information to reflect a credit (or deduction) for foreign taxes on your individual income tax return if this election is made.

BUYING AND SELLING FUND SHARES

To Purchase Shares

You may buy any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter and pay for your order. You may also buy shares by contacting the Service Center directly. Contact the Service Center at 1-800-730-1313 for details.

Minimum Account Investments

Initial investment in Class A, B or C Shares                             $2,000
Subsequent investments                                                   $  100
IRA account, initial investment (there is no minimum
for subsequent investments)                                              $1,000
Initial investment for shareholders of other Deutsche
Asset Management Funds' Class A, B and C Shares                          $  500
Automatic investing plan, initial investment                             $  250
  Weekly, semi-monthly or monthly plan subsequent investments            $  100
  Quarterly plan subsequent investments                                  $  250
  Semi-annual or annual plan subsequent investments                      $  500
Minimum investment for qualified retirement plans
(such as 401(k), pension or profit sharing plans)                        $    0


Account Balance:
  Non-retirement account                                                 $  500
  IRA account                                                            $    0


--------------------------------------------------------------------------------
                                       13

A Detailed Look at the Top 50 World Fund--Class A, B and C Shares

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimum.

Automatic Investing Plan. You may elect to make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice. You may discontinue your plan, change the plan's dollar amount, frequency or investment date by contacting the Service Center. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the application or contact your service agent or the Service Center.

To Redeem Shares

You may redeem any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or by telephone. Refer to the section entitled `Telephone Transactions' for more information on this method of redemption.

Your service agent or the Service Center may require the following documents before redeeming your shares:

 . A letter of instruction, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.

 . A signature guarantee, if you are redeeming shares and the amount is more than $100,000 or you request that the check be mailed to an address other than the one on record. You can obtain one from most banks or service agents.

 . Any stock certificates representing the shares you are redeeming. The certificates must be properly endorsed or accompanied by a duly executed stock power.

 . Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

Systematic Withdrawal Plan. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. The miniumum withdrawal amount is $100. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions, except as noted under `Waiver of Sales Charge'. Contact your service agent or the Service Center for information on this plan.

Telephone Transactions. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the account application or at any time thereafter by completing and returning documentation supplied by the Service Center. You may contact the Service Center during its regular hours, which are normally 8:30 am to 7:00 pm (Eastern Time), every business day.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

If you request your redemption proceeds by check, you may redeem shares worth up to $100,000. If you request your redemption proceeds by wire, you may redeem shares in any amount.

If you hold shares in certificate form, you may not exchange or redeem them by telephone.

--------------------------------------------------------------------------------
                                       14

               A Detailed Look at the Top 50 World Fund--Class A, B and C Shares

SALES CHARGES

Purchase Price

The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends of distributions paid by the Fund.

Shares are subject to sales charges according to the following schedule:

                      Class A Sales Charge
                      --------------------
                            as a % of
                            ---------
                                     Net   Class B  Class C
                                     ---   -------  -------
  Amount of           Offering    Amount     Sales    Sales
  ---------           --------    ------     -----    -----
  Purchase               Price  Invested    Charge   Charge
  --------               -----  --------    ------   ------

  Less than $ 50,000     5.50%     5.82%      None     None
--------------------------------------------------------------------------------
  $ 50,000 - $ 99,999    4.50%     4.71%      None     None
--------------------------------------------------------------------------------

  $100,000 - $249,999    3.50%     3.63%      None     None
--------------------------------------------------------------------------------
  $250,000 - $499,999    2.50%     2.56%      None     None
--------------------------------------------------------------------------------
  $500,000 - $999,999    2.00%     2.04%      None     None
--------------------------------------------------------------------------------
  $1,000,000 and over     None      None      None     None
--------------------------------------------------------------------------------

Although you do not pay an initial sales charge when you invest $1 million or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled `Redemption Price' for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A Shares of any other Deutsche Asset Management fund or if you already have investments in Class A Shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A Shares of this Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax advisor for more information.

2) If you are exchanging an investment in Class A Shares of certain other Deutsche Asset Management funds for an investment in this Fund (see `Purchases by Exchange' for a description of the conditions).

3) If you are a current or retired Director or Trustee of this or any affiliated fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.

4) If you are buying shares in any of the following types of accounts:

   (i)   A qualified retirement plan;

   (ii)  A Deutsche Asset Management fund payroll savings program;

   (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.


--------------------------------------------------------------------------------
                                       15

A Detailed Look at the Top 50 World Fund--Class A, B and C Shares

Purchases by Exchange

You may exchange Class A, B, or C shares of certain other Deutsche Asset Management funds for an equal dollar amount of Class A, B, or C Shares, respectively, without payment of the sales charges described above or any other charge up to four times a calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. (See the section entitled `Important Information about Buying and Selling Shares.')

You may request an exchange through your service agent. Contact them for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center.

Please note the following:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, if your account has the exchange by phone feature, otherwise make the exchange by letter.

 . Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.

 . If your shares are in a taxable account, you may have to pay taxes on the exchange.

 . Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price

The amount of any applicable sales charge will be deducted from your redemption price according to the following schedule:

                          Sales Charge as a Percentage
                              of the Dollar Amount
                                Subject to Charge
                     (as a % of the Lesser of Cost or Value)

                            Class A     Class B     Class C
  Years Since Purchase       Shares      Shares      Shares

  First                       1.00%*       5.00%       1.00%
  ------------------------------------------------------------------------------

  Second                      1.00%*       4.00%        None
  ------------------------------------------------------------------------------

  Third                        None        3.00%        None
  ------------------------------------------------------------------------------

  Fourth                       None        3.00%        None
  ------------------------------------------------------------------------------

  Fifth                        None        2.00%        None
  ------------------------------------------------------------------------------

  Sixth                        None        1.00%        None
  ------------------------------------------------------------------------------

  Thereafter                   None         None        None
  ------------------------------------------------------------------------------

  *You will pay a deferred sales charge when you redeem Class A Shares only if your shares were purchased at net asset value (ie, without any sales charge) because they were part of an investment of $1 million or more.

Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

 . No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

 . If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

 . If you acquired your shares through an exchange of shares of another Deutsche
  Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge in effect at the time of your original purchase.

 . The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

--------------------------------------------------------------------------------
                                       16

               A Detailed Look at the Top 50 World Fund--Class A, B and C Shares


3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

   (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

   (ii) Either you or your representative notifies your service agent or the Service Center that such circumstances exist.

Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your Class B Shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and, under current US tax laws, will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses than Class B or C shares while you hold the shares. For investments of $1 million or more in Class A Shares, you pay no sales charge when you buy your shares, but will pay a deferred sales charge if you redeem your shares within two years of purchase.

If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a deferred sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares. At the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses from that point on.

If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares, and there is no conversion to Class A Shares at the end of seven years. Therefore, the higher expenses continue for as long as you own your shares.

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's advisor or administrator may provide significant compensation to securities dealers and service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plans and Shareholder Servicing

The Fund has adopted plans under Rule 12b-1 that allow it to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay a distribution fee equal to 0.25% annually of average daily net assets. Class B and C Shares pay a distribution fee equal to 0.75% annually of average daily net assets and a shareholder servicing fee equal to 0.25% annually of average daily net assets. Because these fees are paid out of the Fund's net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information about Buying and Selling Shares

 .  You may buy and sell shares of the Fund through authorized service agents.
   The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

--------------------------------------------------------------------------------
                                       17

A Detailed Look at the Top 50 World Fund--Class A, B and C Shares

 . After the Fund or your service agent receives your order, you will buy or sell your shares at the next net asset value calculated on a day the New York Stock Exchange is open for business adjusted for any applicable sales charge.

 . The Fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

 . The payment of redemption proceeds (including exchanges) for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

 . Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

 . Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

 . The Fund reserves the right to close your account on 60 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares `in-kind,' which means that the Fund may give you a portion of your redemption in portfolio securities.

 . The Fund issues share certificates only for Class A Shares and only upon request.

 . You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail or facsimile.

 .  The Fund will not accept purchase and sale orders on any day the New York
   Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

 . The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

 . Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

 . Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.

--------------------------------------------------------------------------------
                                       18

               A Detailed Look at the Top 50 World Fund--Class A, B and C Shares


The financial highlights tables are intended to help you understand the Fund's financial performance since the inception of the Fund's Class A, Class B and Class C Shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report which is available upon request.

The following financial information is for the fiscal year ended August 31, 2001. The financial information for the fiscal year ended August 31, 2000 includes results for the Fund when it was known as Flag Investors Top 50 World. The financial information for the year ended August 31, 1999 includes results for the Fund when it was known as the Deutsche Top 50 World Fund. Class C Shares were not offered to the public prior to May 31, 2000.

  Financial Highlights
  (for a share outstanding throughout each period)

                                                                                         Class A Shares

                                                                                                                 For the Period
                                                              For the Year      For the Year     For the Year        October 2,
                                                                     Ended             Ended            Ended             1997/1/
                                                                August 31,        August 31,       August 31,     to August 31,
                                                                      2001              2000             1999              1998
  Per share operating performance:
  Net asset value, beginning of period                              $19.44            $17.35           $12.35            $12.50
  ----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
  Net investment income (expenses in excess of income)               (0.03)/2/         (0.09)            0.01              0.01
  ----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currencies                               (6.21)             2.34             5.18             (0.16)
  ----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                   (6.24)             2.25             5.19             (0.15)
  ----------------------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders:
  Net investment income                                                 --                --             0.00/4/             --
  ----------------------------------------------------------------------------------------------------------------------------------
  Net realized gains                                                 (0.61)            (0.16)           (0.19)               --
  ----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                (0.61)            (0.16)           (0.19)               --
  ----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                    $12.59            $19.44           $17.35            $12.35
  ----------------------------------------------------------------------------------------------------------------------------------
  Total investment return/4/                                        (32.75)%           12.95%           42.19%            (1.20)%
  ----------------------------------------------------------------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets, end of period (000s omitted)                          $2,112            $3,236           $2,776              $181
  ----------------------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets:
  Net investment (expenses in excess of) income                      (0.20)%           (0.49)%           0.13%             0.13%/5/
  ----------------------------------------------------------------------------------------------------------------------------------
  Expenses after waivers and/or reimbursements,
    including expenses of the Top 50 World Portfolio                  1.60%             1.60%            1.60%             1.60%/5/
  ----------------------------------------------------------------------------------------------------------------------------------
  Expenses before waivers and/or reimbursements,
    including expenses of the Top 50 World Portfolio                  6.52%             6.25%           10.56%           127.49%/5/
  ----------------------------------------------------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Calcuated using the average shares method.
/3/ Amount rounded to less than $0.01.
/4/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
/5/ Annualized.

--------------------------------------------------------------------------------
                                       19

A Detailed Look at the Top 50 World Fund--Class A, B and C Shares



   Financial Highlights
   (for a share outstanding throughout each period)

                                                                                         Class B Shares

                                                                                                                 For the Period
                                                              For the Year     For the Year      For the Year            May 4,
                                                                     Ended            Ended             Ended             19981
                                                                August 31,       August 31,        August 31,     to August 31,
                                                                      2001             2000              1999              1998
  Per share operating performance:
  Net asset value, beginning of period                             $ 17.14          $ 15.43           $ 11.08           $ 12.50
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
  Expenses in excess of income                                       (0.14)/2/        (0.12)            (0.02)            (0.01)
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currencies                               (5.43)            1.99              4.56             (1.41)
------------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                   (5.57)            1.87              4.54             (1.42)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders:
  Net investment income                                                 --               --              0.00/3/             --
------------------------------------------------------------------------------------------------------------------------------------
  Net realized gains                                                 (0.61)           (0.16)            (0.19)               --
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                (0.61)           (0.16)            (0.19)               --
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                   $ 10.96          $ 17.14           $ 15.43           $ 11.08
------------------------------------------------------------------------------------------------------------------------------------
  Total investment return/4/                                        (33.25)%          12.10%            41.14%           (11.36)%
------------------------------------------------------------------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets, end of period (000s omitted)                         $ 1,936          $ 4,029           $ 2,131           $    90
------------------------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets:
  Expenses in excess of income                                       (1.02)%          (1.25)%           (0.64)%           (0.84)%/5/
------------------------------------------------------------------------------------------------------------------------------------
  Expenses after waivers and/or reimbursements,
    including expenses of the Top 50 World Portfolio                  2.35%            2.35%             2.35%             2.35%/5/
------------------------------------------------------------------------------------------------------------------------------------
  Expenses before waivers and/or reimbursements,
    including expenses of the Top 50 World Portfolio                  7.24%            7.07%            12.29%           128.24%/5/
------------------------------------------------------------------------------------------------------------------------------------

/1/ Commencement of operations.
/2/ Calcuated using the average shares method.
/3/ Amount rounded to less than $0.01.
/4/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
/5/ Annualized.

--------------------------------------------------------------------------------
                                       20

               A Detailed Look at the Top 50 World Fund--Class A, B and C Shares




Financial Highlights
(for a share outstanding throughout each period)
                                                                 Class C Shares

                                                                          For the Period
                                                          For the Year           May 31,
                                                                 Ended              2000/1/
                                                            August 31,     to August 31,
                                                                  2001              2000
  Per share operating performance:
  Net asset value, beginning of period                         $ 17.14           $ 16.44
------------------------------------------------------------------------------------------------
  Income from investment operations:
  Expenses in excess of income                                   (0.12)/2/         (0.01)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currencies                           (5.45)            (0.01)
------------------------------------------------------------------------------------------------
  Total from investment operations                               (5.57)             0.70
------------------------------------------------------------------------------------------------
  Distributions to shareholders:
  Net realized gains                                             (0.61)               --
------------------------------------------------------------------------------------------------
  Total distributions                                            (0.61)               --
------------------------------------------------------------------------------------------------
  Net asset value, end of period                               $ 10.96           $ 17.14
------------------------------------------------------------------------------------------------
  Total investment return/3/                                    (33.25)             4.20%
------------------------------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets, end of period (000s omitted)                     $   176           $   103
------------------------------------------------------------------------------------------------
  Ratios to average net assets:
  Expenses in excess of income                                   (0.90)%           (0.77)%/4/
------------------------------------------------------------------------------------------------
  Expenses after waivers and/or reimbursements,
    including expenses of the Top 50 World Portfolio              2.35%             2.35%/4/
------------------------------------------------------------------------------------------------
  Expenses before waivers and/or reimbursements,
    including expenses of the Top 50 World Portfolio              7.36%             8.24%/4/
------------------------------------------------------------------------------------------------


/1/ Commencement of operations.
/2/ Calcuated using the average shares method.
/3/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
/4/ Annualized.

--------------------------------------------------------------------------------
                                       21

                       This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 1, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                   Deutsche Asset Management Service Center
                   PO Box 219210
                   Kansas City, MO 64121-9210
or call toll-free: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090.


Top 50 World Fund

Class A Shares                                                  CUSIP #251555645

Class B Shares                                                         251555637
Class C Shares                                                         251555629

                                                                TOP50WPRO(01/02)

                                                                811-8227
Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                                                       Deutsche Asset Management

                                                                     Mutual Fund
                                                                      Prospectus
                                                                 January 1, 2002

                                                         Class A, B and C Shares

Top 50 Europe Fund




[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.]

                                                      A Member of the
                                                      Deutsche Bank Group [LOGO]

Overview
--------------------------------------------------------------------------------
of Top 50 Europe Fund--Class A, B and C Shares



Goals: The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income.


Core Strategy: The Fund seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located or having a business focus (a majority of its profits or sales made) in Europe.

INVESTMENT POLICIES AND STRATEGIES

The Fund invests all of its assets in the Top 50 Europe Portfolio of Deutsche Investors Portfolios Trust (the 'Portfolio'), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the Prospectus regarding investments relate to the Fund and the Portfolio. The Fund generally owns equity securities of 50 companies. The Portfolio's investment advisor and sub-advisor (the 'Advisors') seek investments in companies considered to be of outstanding quality in their particular field.

Top 50 Europe Fund--Class A, B and C Shares


Overview of Top 50 Europe Fund

Goals.....................................................   3
Core Strategy.............................................   3
Investment Policies and Strategies........................   3
Principal Risks of Investing in the Fund..................   4
Who Should Consider Investing in the Fund.................   4
Total Returns, After Fees and Expenses....................   5
Fees and Expenses of the Fund.............................   6

A Detailed Look at Top 50 Europe Fund

Objectives................................................   8
Strategy..................................................   8
Principal Investments.....................................   8
Investment Process........................................   8
Other Investments.........................................   9
Risks.....................................................   9
Organizational Structure..................................  11
Management of the Fund....................................  11
Administrator.............................................  12
Calculating the Fund's Share Price........................  12
Dividends and Distributions...............................  12
Tax Considerations........................................  13
Buying and Selling Fund Shares............................  13
Sales Charges.............................................  14
How to Choose the Class That Is Right for You.............  17
Financial Highlights......................................  19

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .  Stock prices could decline generally.

 .  The individual stocks chosen by the Advisors could decline in value.


Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

 . As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. The stock market could perform poorly in one or more of the countries in which the Fund has invested. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may underperform the international equities markets.

 . Medium-sized company stock returns could trail stock market returns generally because of risks specific to medium-sized company investing, such as greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.


 . Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings could affect overall performance more than if the Fund were diversified.


Further, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

 . Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, it could be particularly susceptible to the effects of political and economic developments in that country or region.

 . Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies.

 . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors. The Fund may seek to hedge against this risk.

WHO SHOULD CONSIDER INVESTING IN THE FUND


You should consider investing in the Fund if you are seeking high capital appreciation and, secondarily reasonable dividend income and are willing to accept the short-term and long-term risks and uncertainties of investing in the common and preferred stocks of companies with a business focus in European countries. There is, of course, no guarantee that the Fund will realize its goals. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.



This Prospectus describes Class A Shares, Class B Shares and Class C Shares of the Fund. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled `Sales Charges'.) The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares directly from the Fund through the Deutsche Asset Management Service Center (the `Service Center').

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the overall volatility of your investment portfolio.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                     Overview of the Top 50 Europe Fund--Class A, B and C Shares


TOTAL RETURNS, AFTER FEES AND EXPENSES

The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is a historical record and does not necessarily indicate how the Fund will perform in the future.

  Year-by-Year Returns
  Class A Shares*
  (each full calendar year since inception)


1998          10.36%
1999          20.55%
2000          -4.81%


*The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period December 31, 2000 through September 30, 2001 the year-to-date return for Class A Shares was -30.27%. For the period shown in the bar chart, the highest return in any calendar quarter was 22.91% (fourth quarter 1999) and the lowest quarterly return was -20.60% (third quarter ended
1998). Past performance offers no indication of how the Fund will perform in the future.


  Performance For Periods Ended
  December 31, 2000

                              Average Annual Total Returns
                                                     Since
                              1 Year   3 Years   Inception
  Class A shares/1/           -10.05%    6.17%      5.06%/3/
  MSCI Europe Index/2/         -8.14%   11.23%     12.43%/4/
--------------------------------------------------------------------------------
  Class B shares/1/           -10.23%       NA      2.16%/5/
  MSCI Europe Index/2/         -8.14%       --      4.99%/6/
--------------------------------------------------------------------------------
  Class C shares/1/            -6.51%       NA      7.66%/7/
  MSCI Europe Index/2/         -8.14%       --      8.83%/8/

1   These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
2   The MSCI Europe Index is a broad-based market index of European equity securities. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
3   October 2, 1997.
4   For the period October 31, 1997 through December 31, 2000.
5   March 30, 1998.
6   For the period March 31, 1998 through December 31, 2000.
7   September 2, 1998.
8   For the period August 31, 1998 through December 31, 2000.

Overview of the Top 50 Europe Fund--Class A, B and C Shares

FEES AND EXPENSES OF THE FUND


The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Class A, B and C shares.

1 Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within two years. (See `Sales Charges--Redemption Price.')

2 Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After seven years, Class B shares automatically convert to Class A shares. (See `Sales Charges--Automatic Conversion of Class B Shares' and `How to Choose the Class That is Right for You.')

3 You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See `Sales
  Charges--Redemption Price.')


4 Information on the annual fund operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (See the section entitled `Organizational Structure'.)

5 A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.


6 The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through December 31, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as `Total net annual fund operating expenses (after fee waivers and expense reimbursements).'


  Shareholder Fees:
  (fees paid directly from your investment)



                                       Class A     Class B     Class C
                                       Shares      Shares      Shares
                                       Initial    Deferred    Deferred
                                        Sales       Sales       Sales
                                       Charge      Charge      Charge
  Maximum Sales Charge (Load)
  Imposed on Purchases (as
  percentage of offering price)         5.50%       None        None
--------------------------------------------------------------------------------
  Maximum Deferred Sales
  Charge (Load) (as a percentage
  of original purchase price or
  redemption proceeds,
  whichever is lower)                   1.00%/1/   5.00%/2/    1.00%/3/
--------------------------------------------------------------------------------
  Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends                              None       None        None
--------------------------------------------------------------------------------
  Redemption Fee                         None       None        None
--------------------------------------------------------------------------------
  Exchange Fee                           None       None        None
--------------------------------------------------------------------------------


  Annual Fund Operating Expenses/4/:
  (expenses paid from Fund assets)


  Management Fees                        1.00%     1.00%       1.00%
--------------------------------------------------------------------------------
  Distribution and/or Service
  (12b-1) Fees/5/                        0.25%     1.00%       1.00%
--------------------------------------------------------------------------------
  Other Expenses                         2.94%     2.93%       2.93%
--------------------------------------------------------------------------------
  Total Annual Fund Operating
  Expenses (before fee
  waivers and expense
  reimbursements)                        4.19%     4.93%       4.93%
--------------------------------------------------------------------------------
  Total Fee Waivers and
  Reimbursements of
  Fund Expenses/6/                      (2.59)%   (2.58)%     (2.58)%
--------------------------------------------------------------------------------
  Total Net Annual Fund Operating
  Expenses (after fee waivers and
  expense reimbursements)                1.60%     2.35%       2.35%
--------------------------------------------------------------------------------

Overview of the Top 50 Europe Fund--Class A, B and C Shares


Expense Example. The example to the right illustrates the expenses incurred on a $10,000 investment in Class A, B and C shares of the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.


Federal regulations require that the table reflect the maximum sales charges. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Sales Charges.') Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.


  Expense Example


                     1 Year*   3 Years    5 Years   10 Years
  Class A Shares       $704    $1,529     $2,368    $4,526
--------------------------------------------------------------------------------
  Class B Shares       $738    $1,559     $2,471    $4,807
--------------------------------------------------------------------------------
  Class C Shares       $338    $1,251     $2,265    $4,807



  You would pay the following expenses if you did not redeem your shares:


--------------------------------------------------------------------------------
  Class A Shares       $704    $1,529     $2,368    $4,526
--------------------------------------------------------------------------------
  Class B Shares       $238    $1,551     $2,465    $4,807
--------------------------------------------------------------------------------
  Class C Shares       $238    $1,251     $2,265    $4,807
--------------------------------------------------------------------------------


*Based on total net annual fund operating expenses (after fee waivers and expense reimbursements) for year one only.

A detailed look

at Top 50 Europe Fund--Class A, B and C Shares

OBJECTIVES

The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through investment in the Top 50 Europe Portfolio. The Fund, through the Portfolio, seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located in or having a business focus (a majority of its profits or sales made) in European countries, including those that are members of the European Union, the Convention on the European Economic Area
(CEEA), Poland, Switzerland, Slovakia, the Czech Republic and Hungary.

The Advisors are responsible for managing the Portfolio's investments. (See the section entitled `Management of the Fund'.) There can be no guarantee that the Fund will achieve its goals.

STRATEGY

The Fund generally owns equity securities of 50 companies. The Advisors seek companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:

 . Strong market position within their market;
 . Profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;
 . High quality management with an orientation toward strong, long-term earnings; . Long-range strategic plans in place; and . Publicly-held with broad distribution of financial information related to their operations.

PRINCIPAL INVESTMENTS

The advent of the European Monetary Union (`EMU') has increased the importance of the European equity markets and allowed a broader allocation of investments among many countries rather than focusing investments in historically stable countries. The Fund tends to have a heavier weighting of its assets in German issuers, although this could change.

Although the Fund invests primarily in common and preferred stocks, the Advisors may purchase other securities with equity characteristics, including securities convertible into common stock and bonds with warrants. The Fund invests principally in securities of companies that are listed on a stock exchange or trade on a recognized, regulated market open to the public.

INVESTMENT PROCESS

The Advisors seek to select companies with above-average potential for capital appreciation. The Advisors emphasize investments in companies that have clear strategic goals, that concentrate on their core businesses and whose management gives appropriate consideration to return on investment.

The Advisors target companies that are well positioned to take advantage of the introduction of the single European currency. The Advisors focus on stocks which meet their high standards in terms of management quality, earnings growth and shareholder-oriented information policies.

The Advisors may also select companies that have restructuring potential along with strong value-oriented management strategies.

The Advisors monitor the companies selected for the Fund to assess risk by analyzing possible changes in the earnings outlook and/or financial condition. In order to assess risks, the Advisors monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analyses, and maintain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Advisors assess macroeconomic and stock market conditions in the various countries in which the companies held by the Fund are domiciled or have their primary stock market listings. The Advisors consider the geographic market focus of a company when considering it for investment.

In assessing which investments to sell, the Advisors consider the following factors, among others:

 . Whether the company continues to meet the Fund's criteria for an initial investment in a security; and

 . Changes in the economy or the company's business that negatively impact the attractiveness of the security as an investment.

The Advisors may use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against

A Detailed Look at the Top 50 Europe Fund--Class A, B and C Shares

circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances (see the section entitled `Other Investments'). The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

OTHER INVESTMENTS

The Fund may invest in various instruments commonly known as `derivatives' to protect its assets or increase its exposure to an asset class. In particular, the Fund may use futures, options and forward currency transactions. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.


Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.


Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against currency losses, or, where possible, to add to investment returns.

RISKS

Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

Primary Risks


Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Non-Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings could affect the overall performance more than if the Fund were diversified.


Foreign Investing Risk. From time to time, foreign capital markets have exhibited more volatility than those in the US. Trading stocks on some foreign exchanges is inherently more difficult than trading in the US for reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the US and may present a less complete picture of a foreign company compared to US standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

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A Detailed Look at the Top 50 Europe Fund--Class A, B and C Shares

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

Medium-Sized Company Risk. To the extent that the Fund invests in medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies since they usually lack a large company's financial resources. Finally, stocks of medium-sized companies are typically less liquid than large company stocks. Particularly when they are performing poorly, a medium-sized company's shares may be more difficult to sell.

Emerging Markets Risk. To the extent that the Fund invests in emerging markets, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and more vulnerable to capital flight.

Secondary Risks


Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.


Derivatives Risk. Although not one of its principal investment strategies, the Fund may invest in futures, options, and forward currency transactions, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

 . the risk that the derivatives transaction could expose the Fund to the effect of leverage, which could increase the Fund's exposure to the market and potential losses that it could have if it had not entered into these transactions.

There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

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              A Detailed Look at the Top 50 Europe Fund--Class A, B and C Shares



ORGANIZATIONAL STRUCTURE

The Fund is a `feeder fund' that invests substantially all of its assets in the Top 50 Europe Portfolio. The Fund and the Portfolio have the same investment objectives. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

MANAGEMENT OF THE FUND


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited.


Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.


Investment Advisor to the Portfolio.Investment Company Capital Corp. (`ICCC' or the `Advisor') is the Portfolio's advisor. The address for the Advisor is One South Street, Baltimore, MD 21202. Prior to May 7, 2001, ICCC's affiliate, Deutsche Fund Management, Inc. (`DFM') was the Portfolio's advisor. The Advisor is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. ICCC provides the same services that DFM provided to the Portfolio and is entitled to receive the same rate of compensation that DFM received. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of September 30, 2001, funds managed by ICCC totaled approximately $10.7 billion in net assets.


Investment Sub-Advisor to the Portfolio. The Advisor has delegated daily management of the Portfolio's assets to the sub-advisor, DWS International Portfolio Management GmbH (`DWS International' or `Sub-Advisor'). The address for DWS International is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.


The Advisor is entitled to receive an annual fee of 1.00% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has contractually agreed to waive its fee and reimburse expenses of the Fund and the Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the share classes through December 31, 2002: 1.60% for Class A Shares; 2.35% for Class B Shares; and 2.35% for Class C Shares.


ICCC and DWS International are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance.

DWS International is a direct wholly owned subsidiary of Deutsche Asset Management Europe GmbH (`DeAM Europe'). DWS Investment GmbH (`DWS Investment') is also a direct wholly owned subsidiary of DeAM Europe. The portfolio managers for the Portfolio are also portfolio managers for DWS Investment.

Other DeAM Europe subsidiaries include subsidiaries based in Luxembourg, Austria, Switzerland, France, Poland and Italy. DeAM Europe and its subsidiaries are known in the financial markets as `DWS Group', an Investment Group of Deutsche Bank.

DeAM Europe subsidiaries have been widely recognized in Europe for the investment performance of the funds they manage. For example, DWS Group has received numerous awards from Standard & Poor's (`S&P')/Micropal for the performance of its mutual funds company as a whole as well as the performance of both its individual funds and portfolio managers. In Germany, these awards include: 2000, best-performing mutual fund company for five-year period; 1999, best-performing mutual fund company for one- and five-year periods; 1998, best-performing mutual fund company for one-, three- and five-year periods; 1997, best-performing mutual fund company for three- and five-year periods; 1996, best-performing mutual fund company for three- and five-year periods; 1995, best-performing mutual fund company for one-, three- and five-year periods; and 1994, best-performing mutual fund company for one-, three- and five-year periods. For the year 2000, these awards were given to fund managers with above-average performance and at least 15 funds (including those that invest in European and North American equities) registered for sale in Germany.

DWS Group was also named by S&P/Micropal as the `best-performing mutual fund company' in three other European

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A Detailed Look at the Top 50 Europe Fund--Class A, B and C Shares

countries: Austria (2000, five- and 10-year periods; 1999, one-, five- and 10-year periods; 1998, three- and five-year periods); France (2000, five-year period; 1999, one-, five- and 10-year periods; 1997, five-year period), and Switzerland (2000, five-year period). Deutsche Asset Management (United Kingdom) was also named the `best-performing unit trust/OEIC company' in the United Kingdom in 1999 for the one- and five-year periods.

In March 2000, S&P/Micropal selected Klaus Kaldemorgen, an 18-year veteran of DWS Group and its head of international equities, as its `best international asset manager' for the second year in a row. At the same time, S&P/Micropal honored the DWS Vermogensbildungsfonds I fund, a mutual fund that invests internationally in promising sectors and corporations, as its `best international equity fund,' also for the second consecutive year.

Portfolio Managers

DWS International uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS International portfolio management team has five members, and includes Klaus Kaldemorgen and Klaus Martini, who each have over 16 years of experience as an investment manager.

ADMINISTRATOR

Investment Company Capital Corp. (`ICCC') provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.

CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the `net asset value' or `NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets-the market value of the securities it holds, plus its cash reserves and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gain at least annually.

The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

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       A Detailed Look at the Top 50 Europe Fund--Class A, B and C Shares

distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:

   Transaction                    Tax Status
  Income dividends               Ordinary income

  Short-term capital gains       Ordinary income
  distributions*
--------------------------------------------------------------------------------
  Long-term capital gains        Long-term capital gains
  distributions*

  * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:

   Transaction                    Tax Status
  Your sale of shares owned      Generally, long-term capital
  for more than one year         gains or losses
--------------------------------------------------------------------------------
  Your sale of shares owned      Generally, short-term capital
  for one year or less           gains or losses subject to
                                 special rules

By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund. The Fund will provide you with the necessary information to reflect a credit (or deduction) for foreign taxes on your individual income tax return if this election is made.

BUYING AND SELLING FUND SHARES

To Purchase Shares

You may buy any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter and pay for your order. You may also buy shares by contacting the Service Center directly. Contact the Service Center at 1-800-730-1313 for details.

Minimum Account Investments
Initial investment in Class A, B or C Shares                            $ 2,000
Subsequent investments                                                  $   100
IRA account, initial investment (there is no minimum for subsequent
investments)                                                            $ 1,000
Initial investment for shareholders of other Deutsche Asset
Management Funds' Class A, B and C Shares                               $   500
Automatic investing plan, initial investment                            $   250
Weekly, semi-monthly or monthly plan subsequent investments             $   100
Quarterly plan subsequent investments                                   $   250
Semi-annual or annual plan subsequent investments                       $   500
Minimum investment for qualified retirement plans
(such as 401(k), pension or profit sharing plans)                       $     0
Account Balance:
  Non-retirement account$ 500
  IRA account$  0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service

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A Detailed Look at the Top 50 Europe Fund--Class A, B and C Shares

providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimum.

Automatic Investing Plan. You may elect to make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice. You may discontinue your plan, change the plan's dollar amount, frequency or investment date by contacting the Service Center. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the application or contact your service agent or the Service Center.

To Redeem Shares

You may redeem any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or by telephone. Refer to the section entitled `Telephone Transactions' for more information on this method of redemption.

Your service agent or the Service Center may require the following documents before redeeming your shares:

 . A letter of instruction, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.

 . A signature guarantee, if you are redeeming shares and the amount is more than $100,000 or you request that the check be mailed to an address other than the one on record. You can obtain one from most banks or service agents.

 . Any stock certificates representing the shares you are redeeming. The certificates must be properly endorsed or accompanied by a duly executed stock power.

 . Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

Systematic Withdrawal Plan. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. The miniumum withdrawal amount is $100. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions, except as noted under 'Waiver of Sales Charge.' Contact your service agent or the Service Center for information on this plan.

Telephone Transactions. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the account application or at any time thereafter by completing and returning documentation supplied by the Service Center. You may contact the Service Center during its regular hours, which are normally 8:30 am to 7:00 pm (Eastern Time), every business day.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

If you request your redemption proceeds by check, you may redeem shares worth up to $100,000. If you request your redemption proceeds by wire, you may redeem shares in any amount.

If you hold shares in certificate form, you may not exchange or redeem them by telephone.

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A Detailed Look at the Top 50 Europe Fund--Class A, B and C Shares

SALES CHARGES

Purchase Price

The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends of distributions paid by the Fund.

Shares are subject to sales charges according to the following schedule:


                  Class A Sales Charge
                        as a % of
                                Net      Class B  Class C
Amount of           Offering   Amount     Sales    Sales
Purchase              Price   Invested    Charge   Charge

Less than  $ 50,000   5.50%     5.82%      None     None
$ 50,000 - $ 99,999   4.50%     4.71%      None     None
$100,000 - $249,999   3.50%     3.63%      None     None
$250,000 - $499,999   2.50%     2.56%      None     None
$500,000 - $999,999   2.00%     2.04%      None     None
---------------------------------------------------------
$1,000,000 and over    None      None      None     None

Although you do not pay an initial sales charge when you invest $1 million or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled `Redemption Price' for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below. Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A Shares of any other Deutsche Asset Management fund or if you already have investments in Class A Shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A Shares of this Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax advisor for more information.

2) If you are exchanging an investment in Class A Shares of certain other Deutsche Asset Management funds for an investment in this Fund (see Purchases by Exchange' for a description of the conditions).

3) If you are a current or retired Director or Trustee of this or any affiliated fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.

4) If you are buying shares in any of the following types of accounts:

   (i)   A qualified retirement plan;

   (ii)  A Deutsche Asset Management fund payroll savings program;

   (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

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A Detailed Look at the Top 50 Europe Fund--Class A, B and C Shares

Purchases by Exchange

You may exchange Class A, B, or C shares of certain other Deutsche Asset Management funds for an equal dollar amount of Class A, B, or C Shares, respectively, without payment of the sales charges described above or any other charge up to four times a calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. (See the section entitled `Important Information about Buying and Selling Shares.')

You may request an exchange through your service agent. Contact them for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center.

Please note the following:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, if your account has the exchange by phone feature, otherwise make the exchange by letter.

 . Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.

 . If your shares are in a taxable account, you may have to pay taxes on the exchange.

 . Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased. Redemption Price The amount of any applicable sales charge will be deducted from your redemption price according to the following schedule:

                            Sales Charge as a Percentage
                                of the Dollar Amount
                                  Subject to Charge
                       (as a % of the Lesser of Cost or Value)

                            Class A     Class B     Class C
   Years Since Purchase      Shares      Shares      Shares

  First                     1.00%*       5.00%       1.00%
  Second                    1.00%*       4.00%        None
  Third                       None       3.00%        None
  Fourth                      None       3.00%        None
  Fifth                       None       2.00%        None
  Sixth                       None       1.00%        None
----------------------------------------------------------------
  Thereafter                  None        None        None

  *You will pay a deferred sales charge when you redeem Class A Shares only if your shares were purchased at net asset value (ie, without any sales charge) because they were part of an investment of $1 million or more.

Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

 . No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

 . If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

 . If you acquired your shares through an exchange of shares of another Deutsche
  Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge in effect at the time of your original purchase.

 . The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

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              A Detailed Look at the Top 50 Europe Fund--Class A, B and C Shares

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

(i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

(ii) Either you or your representative notifies your service agent or the Service Center that such circumstances exist.

Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your Class B Shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and, under current US tax laws, will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses than Class B or C shares while you hold the shares. For investments of $1 million or more in Class A Shares, you pay no sales charge when you buy your shares, but will pay a deferred sales charge if you redeem your shares within two years of purchase.

If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a deferred sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares. At the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses from that point on.

If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares, and there is no conversion to Class A Shares at the end of seven years. Therefore, the higher expenses continue for as long as you own your shares.

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's advisor or administrator may provide significant compensation to securities dealers and service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plans and Shareholder Servicing

The Fund has adopted plans under Rule 12b-1 that allow it to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay a distribution fee equal to 0.25% annually of average daily net assets. Class B and C Shares pay a distribution fee equal to 0.75% annually of average daily net assets and a shareholder servicing fee equal to 0.25% annually of average daily net assets. Because these fees are paid out of the Fund's net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information about Buying and Selling Shares

 .  You may buy and sell shares of the Fund through authorized service agents.
   The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent

A Detailed Look at the Top 50 Europe Fund--Class A, B and C Shares

if you have a dispute as to when your order was actually received by the Service Center.

 . After the Fund or your service agent receives your order, you will buy or sell your shares at the next net asset value calculated on a day the New York Stock Exchange is open for business adjusted for any applicable sales charge.

 . The Fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

 . The payment of redemption proceeds (including exchanges) for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

 . Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

 . Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

 . The Fund reserves the right to close your account on 60 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares `in-kind,' which means that the Fund may give you a portion of your redemption in portfolio securities.

 . The Fund issues share certificates only for Class A Shares and only upon request.

 . You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail or facsimile.

 .  The Fund will not accept purchase and sale orders on any day the New York
   Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

 . The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

 . Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

 . Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.

              A Detailed Look at the Top 50 Europe Fund--Class A, B and C Shares



The financial highlights tables are intended to help you understand the Fund's financial performance since the inception of the Fund's Class A, Class B and Class C Shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate an investor would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

The following financial information is for the fiscal year ended August 31, 2001. The financial information for the fiscal year ended August 31, 2000 includes results for the Fund when it was known as Flag Investors Top 50 Europe Fund. The financial information for the fiscal year ended August 31, 1999 includes results for the Fund when it was known as Deutsche Top 50 Europe Fund.


---------------------------------------------------------------------------------------------------------------------------------
   Financial Highlights
   (for a share outstanding throughout each period)
                                                                                      Class A Shares
                                                                                                               For the Period
                                                           For the Year      For the Year      For the Year        October 2,
                                                                  Ended             Ended             Ended             1997/1/
                                                             August 31,        August 31,        August 31,     to August 31,
                                                                   2001              2000              1999              1998
---------------------------------------------------------------------------------------------------------------------------------
  Per share operating performance:
  Net asset value, beginning of period                           $16.47            $13.40            $13.03            $12.50
---------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
  Net investment (expenses in excess of) income                   (0.07)            (0.03)             0.04              0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currencies                            (4.23)             3.10              0.33              0.51
---------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                (4.16)             3.07              0.37              0.53
---------------------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders:
  Net realized gains                                              (0.19)               --                --                --
---------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                             (0.19)               --                --                --
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                 $12.12            $16.47            $13.40            $13.03
---------------------------------------------------------------------------------------------------------------------------------
  Total investment return/2/                                     (25.47)%           22.91%             2.84%             4.24%
---------------------------------------------------------------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets, end of period (000s omitted)                       $4,828           $10,912            $3,796            $1,208
---------------------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets:
  Net investment income                                            0.06%             0.02%             0.44%             0.50%/3/
---------------------------------------------------------------------------------------------------------------------------------
  Expenses after waivers and/or reimbursements,
    including expenses of the Top 50 Europe Portfolio              1.60%             1.60%             1.60%             1.60%/3/
---------------------------------------------------------------------------------------------------------------------------------
  Expenses before waivers and/or reimbursements,
    including expenses of the Top 50 Europe Portfolio              4.19%             3.86%             4.73%            16.53%/3/
---------------------------------------------------------------------------------------------------------------------------------

/1/ Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
/3/ Annualized.

A Detailed Look at the Top 50 Europe Fund--Class A, B and C Shares
--------------------------------------------------------------------------------

  Financial Highlights
  (for a share outstanding throughout each period)


                                                                                      Class B Shares
                                                                                                                 For the Period
                                                            For the Year      For the Year       For the Year         March 30,
                                                                   Ended             Ended              Ended             1998/1/
                                                              August 31,         August 31,         August 31,     to August 31,
                                                                    2001              2000               1999              1998
----------------------------------------------------------------------------------------------------------------------------------
  Per share operating performance:

  Net asset value, beginning of period                           $14.51            $11.89            $11.65            $12.50
----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

  Expenses in excess of income                                    (0.13)            (0.12)            (0.04)            (0.01)
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currencies                            (3.62)             2.74              0.28             (0.84)
----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                (3.75)             2.62              0.24             (0.85)
----------------------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders:

  Net realized gains                                              (0.19)               --                --                --
----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                             (0.19)               --                --                --
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                 $10.57            $14.51            $11.89            $11.65
----------------------------------------------------------------------------------------------------------------------------------
  Total investment return/2/                                     (26.09)%           22.04%             2.06%            (6.80)%
----------------------------------------------------------------------------------------------------------------------------------
   Supplemental data and ratios:
  Net assets, end of period (000s omitted)                       $4,238            $7,234            $6,395            $3,120
----------------------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets:

  Expenses in excess of income                                    (0.75)%           (0.79)%           (0.46)%           (0.46)%/3/
----------------------------------------------------------------------------------------------------------------------------------
  Expenses after waivers and/or reimbursements,
    including expenses of the Top 50 Europe Portfolio              2.35%             2.35%             2.35%             2.35%/3/
----------------------------------------------------------------------------------------------------------------------------------
  Expenses before waivers and/or reimbursements,
    including expenses of the Top 50 Europe Portfolio              4.93%5            4.61%             5.39%            17.28%3



1  Commencement of operations.
2 Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
3  Annualized.

              A Detailed Look at the Top 50 Europe Fund--Class A, B and C Shares


----------------------------------------------------------------------------------------------------------------------
  Financial Higilights
  (for a share outstanding throughout each period)
                                                                                      Class C Shares
                                                                                                     For the Period
                                                                  For the Year       For the Year      September 2,
                                                                         Ended              Ended           1998/1/
                                                                    August 31,         August 31,     to August 31,
                                                                          2001               2000              1999
----------------------------------------------------------------------------------------------------------------------
  Per share operating performance:
  Net asset value, beginning of period                                $ 15.80            $12.95            $12.50
----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
  Expenses in excess of income                                          (0.10)            (0.13)            (0.03)
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                              (3.98)             2.98              0.48
----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                      (4.08)             2.85              0.45
----------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders:
  Net realized gains                                                    (0.19)               --                --
----------------------------------------------------------------------------------------------------------------------
  Total distributions                                                   (0.19)               --                --
----------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                      $ 11.53            $15.80            $ 12.95
----------------------------------------------------------------------------------------------------------------------
  Total investment return/2/                                           (26.05)%           22.01%             3.60%
----------------------------------------------------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets, end of period (000s omitted)                               $776            $1,053            $  967
----------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets:
----------------------------------------------------------------------------------------------------------------------
  Expenses in excess of income                                          (0.69)%           (0.79)%           (0.31)%/3/
----------------------------------------------------------------------------------------------------------------------
  Expenses after waivers and/or reimbursements,
----------------------------------------------------------------------------------------------------------------------
    including expenses of the Top 50 Europe Portfolio                    2.35%             2.35%             2.35%/3/
----------------------------------------------------------------------------------------------------------------------
  Expenses before waivers and/or reimbursements,
    including expenses of the Top 50 Europe Portfolio                    4.93%             4.61%             5.97%/3/
----------------------------------------------------------------------------------------------------------------------


/1/ Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
/3/ Annualized.

                       This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 1, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                   Deutsche Asset Management Service Center
                   PO Box 219210
                   Kansas City, MO64121-9210
or call toll-free: 1-800-730-1313


You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090.


Top 50 Europe Fund
Class A Shares                                                   CUSIP#251555710
Class B Shares                                                         251555694
Class C Shares                                                         251555686
                                                              BDTOP50EPRO(01/02)
                                                              811-8227

Distributed by:
ICCDistributors, Inc.
Two Portland Square
Portland, ME04101

                                                      Deutsche Asset Management


                                       [Graphic]

                                    Worldmap Cover
                                            Mutual Fund
                                                                     Prospectus

                                                                January 1, 2002


                                                        Class A, B and C Shares
Top 50 US Fund



[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities
and Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or         [LOGO]
adequacy of this Prospectus. Any representation to the
contrary is a criminal offense.]                        A Member of the Deutsche Bank Group

Overview
--------------------------------------------------------------------------------

of the Top 50 US Fund--Class A, B and C Shares



Goals: The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income.


Core Strategy: The Fund seeks to achieve its objectives by investing at least 80% of its assets in equity securities (primarily common and preferred stocks) of US companies.



INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in the Top 50 US Portfolio of Deutsche Investors Portfolios Trust (the 'Portfolio'), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the Prospectus regarding investments relate to the Fund and its corresponding Portfolio. The Fund generally owns equity securities of 50 companies. The Portfolio's investment advisor and sub-advisor (the 'Advisors') seek investments in companies considered to be of outstanding quality in their particular field.
--------------------------------------------

Top 50 US Fund--Class A, B and C Shares


Overview of the Top 50 US Fund



Goals..................................................................... 2
Core Strategy............................................................. 2
Investment Policies and Strategies........................................ 2
Principal Risks of Investing in the Fund.................................. 3
Who Should Consider Investing in the Fund................................. 3
Total Returns, After Fees and Expenses.................................... 4
Fees and Expenses of the Fund............................................. 5



A Detailed Look at the Top 50 US Fund



Objectives................................................................  7
Strategy..................................................................  7
Principal Investments.....................................................  7
Investment Process........................................................  7
Other Investments.........................................................  8
Risks.....................................................................  8
Organizational Structure..................................................  9
Management of the Fund....................................................  9
Administrator............................................................. 10
Calculating the Fund's Share Price........................................ 10
Dividends and Distributions............................................... 10
Tax Considerations........................................................ 10
Buying and Selling Fund Shares............................................ 11
Sales Charges............................................................. 12
How to Choose the Class That Is Right for You............................. 14
Financial Highlights...................................................... 17



--------------------------------------------------------------------------------

                        Overview of the Top 50 US Fund--Class A, B and C Shares



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


 .  Stock prices could decline generally.



 .  The individual stocks chosen by the Advisors could decline in value.


Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:


 . As with any investment strategy, the investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the return potential of one or more stocks, the Fund may underperform the equities markets.



 . Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings could affect overall performance more than if the Fund were diversified.

WHO SHOULD CONSIDER INVESTING IN THE FUND


You should consider investing in the Fund if you are seeking high capital appreciation, and, secondarily, reasonable dividend income and are willing to accept the short-term and long-term risks and uncertainties of investing in the common and preferred stocks of companies. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goals, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.



This Prospectus describes Class A Shares, Class B Shares and Class C Shares of the Fund. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Sales Charges'.) The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares directly from the Fund through the Deutsche Asset Management Service Center (the 'Service Center').


The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in non-US securities alone. Diversifying your investments may improve your long-run investment return and lower the overall volatility of your investment portfolio.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.





--------------------------------------------------------------------------------

Overview of the Top 50 US Fund--Class A, B and C Shares



TOTAL RETURNS, AFTER FEES AND EXPENSES




The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows Class A shares' actual total return for each full calendar year since the Fund began selling Class A shares. The table compares Class A, B and C shares' average annual total return with the Standard & Poor's 500 Composite Stock Index ('S&P 500 Index') over the last calendar year, the last three calendar years (if applicable) and since each class' inception. An index is a model, not an actual portfolio. It is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

---------------------------------------------

S&P 500 Index is an unmanaged index that measures the performance of 500 large US companies.


                                    [CHART]

                                    BAR CHART


   * The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period December 31, 2000 through September 30, 2001, the year-to-date return for Class A Shares was -34.12%. For the period shown in the bar chart, the highest return in any calendar quarter was 27.37% (fourth quarter 1998) and the lowest quarterly return was -13.17% (fourth quarter 2000). Past performance offers no indication of how the Fund will perform in the future.







               Performance for the Periods Ended December 31, 2000
                                       Average Annual Total Returns
                                                           Since
                                      1 Year   3 Years Inception
                Class A shares/1/    (21.11%)   10.58%    10.33%/2/
               S&P 500 Index          (9.10%)   12.26%    12.24%/3/
               -----------------------------------------------------
                Class B shares/1/     21.36%        NA     7.15%/4/
               S&P 500 Index          (9.10%)       --     8.18%/5/
               -----------------------------------------------------
                Class C shares/1/    (17.98%)       NA     3.96%/6/
                S&P 500 Index         (9.10%)       --     6.20%/7/
               -----------------------------------------------------

   /1/ These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.



   /2/October 2, 1997.


   /3/For the period September 30, 1997 through December 31, 2000.


   /4/March 18, 1998.


   /5/For the period March 31, 1998 through December 31, 2000.


   /6/September 2, 1998.


   /7/For the period August 31, 1998 through December 31, 2000.


--------------------------------------------------------------------------------

                        Overview of the Top 50 US Fund--Class A, B and C Shares



FEES AND EXPENSES OF THE FUND


The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Class A, B and C shares.

---------------------------------------------

/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within two years. (See 'Sales
Charges--Redemption Price.')




/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After seven years, Class B shares automatically convert to Class A shares. (See 'Sales Charges--Automatic Conversion of Class B Shares' and 'How to Choose the Class That is Right for You.')




/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See 'Sales Charges--Redemption Price.')


/4/ Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (See section entitled 'Organizational Structure'.)

/5/ A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.



/6/ The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through December 31, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Total net annual fund operating expenses (after fee waivers and expense reimbursements).'



Shareholder Fees
(fees paid directly from your investment)
                                                  Class A     Class B     Class C
                                                   Shares      Shares      Shares
                                                  Initial    Deferred    Deferred
                                                    Sales       Sales       Sales
                                                   Charge      Charge      Charge
Maximum Sales Charge (Load) Imposed on Purchases
 (as percentage of offering price)                  5.50%        None        None
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) ( as a
 percentage of original purchase price or
 redemption proceeds, whichever is lower)           1.00%/1/    5.00%/2/    1.00%/3/
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None        None        None
-------------------------------------------------------------------------------------
Redemption Fee                                       None        None        None
-------------------------------------------------------------------------------------
Exchange Fee                                         None        None        None
-------------------------------------------------------------------------------------




            Annual Fund Operating Expenses/4/
            (expenses paid from Fund assets)
            Management Fees                  0.85%   0.85%   0.85%
            --------------------------------------------------------
            Distribution and/or Service
             (12b-1) Fees/5/                 0.25%   1.00%   1.00%
            --------------------------------------------------------
            Other Expenses                   1.99%   1.98%   1.89%
            --------------------------------------------------------
            Total Annual Fund Operating
             Expenses (before fee waivers
             and expense reimbursements)     3.09%   3.83%   3.74%
            --------------------------------------------------------
            Total Fee Waivers and
             Reimbursements of Fund
             Expenses/6/                    (1.94%) (1.93%) (1.84%)
            --------------------------------------------------------
            Total Net Annual Fund Operating
             Expenses (after fee waivers
             and expense reimbursements)     1.15%   1.90%   1.90%
            --------------------------------------------------------



--------------------------------------------------------------------------------

Overview of the Top 50 US Fund--Class A, B and C Shares






Expense Example. The example to the right illustrates the expenses incurred on a $10,000 investment in Class A, B and C shares of the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvested all dividends and distributions.



You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.



Federal regulations require that the table reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Sales Charges.') Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.






        Expense Example
                                     1 Year*     3 Years     5 Years   10 Years
        Class A Shares                $661    $1,279      $1,921       $3,636
        ------------------------------------------------------------------------
        Class B Shares                $693    $1,309      $2,026       $3,940
        ------------------------------------------------------------------------
        Class C Shares                $293      $974      $1,775       $3,866
        ------------------------------------------------------------------------

        You would pay the following expenses if you did not redeem your shares:
        ------------------------------------------------------------------------
        Class A Shares                $661    $1,279      $1,921       $3,636
        ------------------------------------------------------------------------
        Class B Shares                $193      $992      $1,810       $3,940
        ------------------------------------------------------------------------
        Class C Shares                $193      $974      $1,775       $3,866
        ------------------------------------------------------------------------


 * Based on total net annual fund operating expenses (after fee waivers and expense reimbursements) for year one only.


--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the Top 50 US Fund--Class A, B and C Shares


OBJECTIVES


The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through its investment in the Top 50 US Portfolio. Under normal circumstances, the Fund, through the Portfolio, seeks to achieve its objectives by investing at least 80% of its assets, at the time a security is purchased, in equity securities (primarily common and preferred stocks) of US companies.



The Advisors are responsible for managing the Portfolio's investments. (See the section entitled 'Management of the Fund'.) There can be no guarantee that the Fund will achieve its goals.


STRATEGY

The Fund generally owns equity securities of 50 companies. The Advisors seek companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:

 .  Strong market position within their market;

 . Profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

 . High quality management with an orientation toward strong, long-term earnings;

 .  Long-range strategic plans in place; and

 . Publicly-held with broad distribution of financial information related to their operations.

PRINCIPAL INVESTMENTS

The companies in which the Portfolio invests are primarily located or headquartered in the United States, but may also conduct a substantial part of their business outside the US. The Advisors emphasize investments in companies that dominate their markets and maintain a leadership position through the combination of management talent, product or service differentiation, economies of scale and financial strength. The Advisors believe these companies are aggressive and tenacious. These companies are leading-edge corporations and have a strong attitude geared toward market share dominance.

Although the Fund invests primarily in common and preferred stocks, the Advisors may purchase other securities with equity characteristics, including securities convertible into common stock, and warrants. The Fund may invest only in publicly traded securities and may participate in initial public offerings from time to time.

INVESTMENT PROCESS

In selecting investments, the Advisors will also emphasize the market valuation of a company's earnings (ie, price/earnings or P/E ratio), as well as the predictability and durability of its earnings growth. The analysis of industry trends is also an important factor in the portfolio management process.

In assessing which investments to sell, the Advisors consider the following factors, among others:

 . Negative changes in those attributes used by the Advisors to assess whether a company is of outstanding quality, as described above;

 .  A negative change in a company's earnings growth;

 .  The size of a particular holding relative to the Fund's overall holdings; and

 .  Whether the target price of a particular holding has been met.

The Advisors monitor the companies selected for the Fund to assess risk by analyzing possible changes in the earnings outlook and/or financial condition. In order to assess risks, the Advisors monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analyses, and maintain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Advisors assess macroeconomic and stock market conditions in the various countries in which the companies held by the Fund have their primary stock market listings or conduct a substantial part of their business.

The Advisors consider the geographic market focus of the Fund when considering companies for investment. Specifically, the Advisors assess the level of operations that various companies currently held by the Fund have in a country or region, and whether further investment in that region or country is desirable.

The Advisors may use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a


--------------------------------------------------------------------------------

A Detailed Look at the Top 50 US Fund--Class A, B and C Shares


derivative contract that would normally increase in value under the same circumstances (see the section entitled 'Other Investments'). The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

OTHER INVESTMENTS


The Fund may invest in various instruments commonly known as 'Derivatives' to protect its assets or increase its exposure to an asset class. In particular, the Fund may use Futures and Options. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


Temporary Defensive Position. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

RISKS

Set forth below are some of the prominent risks associated with equity investing, as well as investing in general. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.
---------------------------------------------

Generally, a Derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.


Futures and Options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.



Primary Risks


Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.



Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.



Non-Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings could affect the overall performance more than if the Fund were diversified.


Secondary Risks


Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.


Derivatives Risk. Although not one of its principal investment strategies, the Fund may invest in Futures, Options and Forward Currency Transactions, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

 . the risk that the derivatives transaction could expose the Fund to the effect of leverage, which could increase the Fund's exposure to the market and potential losses that it could have if it had not entered into these transactions.


There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.



--------------------------------------------------------------------------------

                 A Detailed Look at the Top 50 US Fund--Class A, B and C Shares



If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the Fund so long as the Fund has a small asset base. The Fund may not experience a similar impact on its performance as its assets grow because it is unlikely the Fund will be able to obtain proportionately larger IPO allocations.

ORGANIZATIONAL STRUCTURE


The Fund is a 'feeder fund' that invests substantially all of its assets in the Top 50 US Portfolio. The Fund and the Portfolio have the same investment objectives. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.


MANAGEMENT OF THE FUND


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited.


Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.


Investment Advisor to the Portfolio. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Portfolio's advisor. The address for the Advisor is One South Street, Baltimore, MD 21202. Prior to May 7, 2001, ICCC's affiliate, Deutsche Fund Management, Inc. ('DFM') was the Portfolio's advisor. The Advisor is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. ICCC provides the same services that DFM provided to the Portfolio and is entitled to receive the same rate of compensation that DFM received. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of September 30, 2001, funds managed by ICCC totaled approximately $10.7 billion in net assets.





Investment Sub-Advisor to the Portfolio. The Advisor has delegated daily management of the Portfolio's assets to the sub-advisor, Deutsche Asset Management, Inc. ('DeAM, Inc.' or 'Sub-Advisor'). The address for the Sub-Advisor is 280 Park Avenue, New York, NY 10017.



The Advisor is entitled to receive an annual fee of 0.85% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has contractually agreed to waive its fee and reimburse expenses of the Fund and the Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the share classes through December 31, 2002: 1.15% for Class A Shares; 1.90% for Class B Shares; and 1.90% for Class C Shares.



The Advisor and the Sub-Advisor are subsidiaries of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $865.8 billion and 97,009 employees as of September 30, 2001, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.


Portfolio Managers

Following are the portfolio managers who are primarily responsible for the day-to-day management of the Portfolio that is the underlying investment of the Fund. Each portfolio manager has served as a manager of the Portfolio since October 1999.


Mr. Leo Grohowski has been a Vice President of DeAM, Inc. since July 1999. Mr. Grohowski joined Bankers Trust in 1996, where he served as the Managing Director and Head of Investment Management for the Trust and Investment Advisory Group through 1999. He is currently Chief Investment Officer of Deutsche Bank Private Banking and Head of Active Equities for Deutsche Asset Management Americas, supervising funds holding assets under management of $20.5 billion as of September 30, 2001. Mr. Grohowski was Chief Investment Officer and Managing Director of equity investments for HSBC Asset Management Americas from 1988 to 1996.


Mr. Owen Fitzpatrick has been a Managing Director of DeAM, Inc. since April 2001. Mr. Fitzpatrick has 13 years experience


--------------------------------------------------------------------------------

A Detailed Look at the Top 50 US Fund--Class A, B and C Shares



in investment management. He joined Bankers Trust in 1995 as Director and Portfolio Manager for Bankers Trust Private Banking and co-head of the Equity Strategy Group. Mr. Fitzpatrick supervises funds holding assets under management of $900 million as of September 30, 2001. Mr. Fitzpatrick was a Vice President, Portfolio Manager and Research Analyst for Princeton Bank & Trust Company from 1991 to 1995. Mr. Fitzpatrick is a Chartered Financial Analyst.


ADMINISTRATOR

Investment Company Capital Corp. ('ICCC') provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.

CALCULATING THE FUND'S SHARE PRICE




The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.



The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.

---------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.




DIVIDENDS AND DISTRIBUTIONS




If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gain at least annually.



The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.


TAX CONSIDERATIONS




The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.



If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.



--------------------------------------------------------------------------------

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                 A Detailed Look at the Top 50 US Fund--Class A, B and C Shares




Dividends and distributions usually have the following tax status:




                Transaction              Tax Status
                Income dividends         Ordinary income
                -------------------------------------------------
                Short-term capital gains Ordinary income
                distributions*
                -------------------------------------------------
                Long-term capital gains  Long-term capital gains
                distributions*
                -------------------------------------------------


 * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.



In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:




             Transaction               Tax Status
             Your sale of shares owned Generally, long-term capital
             for more than one year    gains or losses
             -------------------------------------------------------
             Your sale of shares owned Generally, short-term
             for one year or less      capital gains or losses
                                       subject to special rules
             -------------------------------------------------------


By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.




BUYING AND SELLING FUND SHARES

To Purchase Shares


You may buy any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter and pay for your order. You may also buy shares by contacting the Service Center directly. Contact the Service Center at 1-800-730-1313 for details.





Minimum Account Investments


Initial investment in Class A, B or C Shares          $2,000
Subsequent investments                                $  100
IRA account, initial investment (there is no minimum
  for subsequent investments)                         $1,000
Initial investment for shareholders of other Deutsche
  Asset Management Funds' Class A, B and C Shares     $  500
Automatic investing plan, initial investment          $  250
 Weekly, semi-monthly or monthly plan subsequent
   investments                                        $  100
 Quarterly plan subsequent investments                $  250
 Semi-annual or annual plan subsequent investments    $  500
Minimum investment for qualified retirement plans
  (such as 401(k), pension or profit sharing plans)   $    0
Account Balance:

                          Non-retirement account $  500
                          IRA account            $    0


Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimum.





Automatic Investing Plan. You may elect to make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice. You may discontinue your plan, change the plan's dollar amount, frequency or investment date by contacting the Service Center. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the application or contact your service agent or the Service Center.




To Redeem Shares


You may redeem any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or by telephone. Refer to the section entitled 'Telephone Transactions' for more information on this method of redemption.



--------------------------------------------------------------------------------

A Detailed Look at the Top 50 US Fund--Class A, B and C Shares




Your service agent or the Service Center may require the following documents before redeeming your shares:





 . A letter of instruction, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.



 . A signature guarantee, if you are redeeming shares and the amount is more than $100,000 or you request that the check be mailed to an address other than the one on record. You can obtain one from most banks or service agents.


 . Any stock certificates representing the shares you are redeeming. The certificates must be properly endorsed or accompanied by a duly executed stock power.

 . Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information




Systematic Withdrawal Plan. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. The minimum withdrawal amount is $100. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions, except as noted under 'Waiver of Sales Charge'. Contact your service agent or the Service Center for information on this plan.





Telephone Transactions. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the account application or at any time thereafter by completing and returning documentation supplied by the Service Center. You may contact the Service Center during its regular hours, which are normally 8:30 am to 7:00 pm (Eastern Time), every business day.



The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.



If you request your redemption proceeds by check, you may redeem shares worth up to $100,000. If you request your redemption proceeds by wire, you may redeem shares in any amount.


If you hold shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES

Purchase Price


The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund.



Shares are subject to sales charges according to the following schedule:





                        Class A Sales
                     Charge as a % of
                                  Net Class B Class C
                    Offering   Amount   Sales   Sales
Amount of Purchase     Price Invested  Charge  Charge
Less than $ 50,000     5.50%    5.82%    None    None
------------------------------------------------------
$ 50,000-$ 99,999      4.50%    4.71%    None    None
------------------------------------------------------
$ 100,000-$ 249,999    3.50%    3.63%    None    None
------------------------------------------------------
$ 250,000-$ 499,999    2.50%    2.56%    None    None
------------------------------------------------------
$ 500,000-$ 999,999    2.00%    2.04%    None    None
------------------------------------------------------
$1,000,000 and over     None     None    None    None
------------------------------------------------------

Although you do not pay an initial sales charge when you invest $1 million or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled 'Redemption Price' for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A Shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at


--------------------------------------------------------------------------------

                 A Detailed Look at the Top 50 US Fund--Class A, B and C Shares


the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A Shares of this Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A shares without paying a sales charge under the following circumstances:


1)If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.


2)If you are exchanging an investment in Class A shares of certain other Deutsche Asset Management funds for an investment in this Fund (see 'Purchases by Exchange' for a description of the conditions).


3)If you are a current or retired Director or Trustee of this or any affiliated fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.


4)If you are buying shares in any of the following types of accounts:

  (i)A qualified retirement plan;

 (ii)A Deutsche Asset Management fund payroll savings program;

(iii)A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange


You may exchange Class A, B, or C shares of certain other Deutsche Asset Management funds for an equal dollar amount of Class A, B, or C Shares, respectively, without payment of the sales charges described above or any other charge up to four times a calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. (See the section entitled 'Important Information about Buying and Selling Shares'.)



You may request an exchange through your service agent. Contact them for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center.


Please note the following:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.


 . You may make the exchange by phone, if your account has the exchange by phone feature, otherwise make the exchange by letter.


 . Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.


 . If your shares are in a taxable account, you may have to pay taxes on the exchange.


 . Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.


--------------------------------------------------------------------------------

A Detailed Look at the Top 50 US Fund--Class A, B and C Shares



Redemption Price


The amount of any applicable sales charge will be deducted from your redemption price according to the following schedule:




                Sales Charge as a Percentage of the
Years             Dollar Amount Subject to Charge
Since         (as a % of the Lesser of Cost or Value)
Purchase   Class A Shares  Class B Shares Class C Shares
First               1.00%*          5.00%          1.00%
---------------------------------------------------------
Second              1.00%*          4.00%           None
---------------------------------------------------------
Third                None           3.00%           None
---------------------------------------------------------
Fourth               None           3.00%           None
---------------------------------------------------------
Fifth                None           2.00%           None
---------------------------------------------------------
Sixth                None           1.00%           None
---------------------------------------------------------
Thereafter           None            None           None
---------------------------------------------------------


 * You will pay a deferred sales charge when you redeem Class A Shares only if your shares were purchased at net asset value (ie, without any sales charge) because they were part of an investment of $1 million or more.


Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

 . No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

 . If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

 .  If you acquired your shares through an exchange of shares of another
   Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge in effect at the time of your original purchase.


 . The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation.


Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1)If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2)If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3)If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4)If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

  (i)The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

 (ii)Either you or your representative notifies your service agent or the Service Center that such circumstances exist.




Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your Class B Shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and under current US tax laws, will not be a taxable event to you.


HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest and the length of time you intend to hold your shares.


If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses than Class B or C shares while you hold the shares. For investments of $1 million or more in Class A Shares, you pay no sales charge when you buy your shares, but will pay a deferred sales charge if you redeem your shares within two years of purchase.



If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a deferred sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares. At



--------------------------------------------------------------------------------

                 A Detailed Look at the Top 50 US Fund--Class A, B and C Shares


the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses from that point on.


If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares, and there is no conversion to Class A Shares at the end of seven years. Therefore, the higher expenses continue for as long as you own your shares.



Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's advisor or administrator may provide significant compensation to securities dealers and service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.




Distribution Plans and Shareholder Servicing


The Fund has adopted plans under Rule 12b-1 that allow it to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay a distribution fee equal to 0.25% annually of average daily net assets. Class B and C Shares pay a distribution fee equal to 0.75% annually of average daily net assets and a shareholder servicing fee equal to 0.25% annually of average daily net assets. Because these fees are paid out of the Fund's net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


Important Information about Buying and Selling Shares




 .  You may buy and sell shares of the Fund through authorized service agents.
   The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.


 . After the Fund or your service agent receives your order, you will buy or sell your shares at the next net asset value calculated on a day the New York Stock Exchange is open for business adjusted for any applicable sales charge.


 . The Fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.


 . The payment of redemption proceeds (including exchanges) for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.


 . Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.



 . Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.


 . The Fund reserves the right to close your account on 60 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.




 . The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares 'in-kind,' which means that the Fund may give you a portion of your redemption in portfolio securities.




 . The Fund issues share certificates only for Class A Shares and only upon request.




 . You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail or facsimile.





 .  The Fund will not accept purchase and sale orders on any day the New York
   Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.



 . The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.




--------------------------------------------------------------------------------

A Detailed Look at the Top 50 US Fund--Class A, B and C Shares


 . Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.





 . Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.


--------------------------------------------------------------------------------

                 A Detailed Look at the Top 50 US Fund--Class A, B and C Shares




The financial highlights tables are intended to help you understand the Fund's financial performance since the inception of the Fund's Class A, Class B and Class C Shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report which is available upon request.


The following financial information is for the fiscal year ended August 31, 2001. The financial information for the fiscal year ended August 31, 2000 includes results for the Fund when it was known as Flag Investors Top 50 US. The financial information for the fiscal year ended August 31, 1999 includes results for the Fund when it was known as Deutsche Top 50 US Fund.



Financial Highlights
(for a share outstanding throughout
each period)

                                                                  Class A Shares
                                         For the Year   For the Year   For the Year   For the Period
                                                Ended          Ended          Ended   Oct. 2, 1997/1/
                                           August 31,     August 31,     August 31,    to August 31,
                                               2001//           2000           1999             1998

Per share operating performance:

Net asset value, beginning of period           $22.34         $17.89         $12.62           $12.50
----------------------------------------------------------------------------------------------------------
Income from investment operations

Expenses in excess of income                    (0.03)         (0.10)         (0.08)           (0.03)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments                                 (9.07)          4.55           5.35             0.15
----------------------------------------------------------------------------------------------------------
Total from investment operations                (9.10)          4.45           5.27             0.12
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $16.25         $22.34         $17.89           $12.62
----------------------------------------------------------------------------------------------------------
Total investment return/2/                     (40.73)%        24.87%         41.76%            0.96%
----------------------------------------------------------------------------------------------------------
Supplemental data and ratios:

Net assets, end of period (000s omitted)      $16,027        $10,784         $3,370           $2,056
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses in excess of income                    (0.25)%        (0.65)%        (0.52)%          (0.44)%/3/
----------------------------------------------------------------------------------------------------------
Expenses after waivers and/or
 reimbursements, including expenses of
 the Top 50 US Portfolio                         1.15%          1.31%          1.50%            1.50%/3/
----------------------------------------------------------------------------------------------------------
Expenses before waivers and/or
 reimbursements, including expenses of
 the Top 50 US Portfolio                         3.09%          4.81%          5.71%           11.58%/3/
----------------------------------------------------------------------------------------------------------


 /1 /Commencement of operations.


 /2 /Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.


 /3/ Annualized.



--------------------------------------------------------------------------------

A Detailed Look at the Top 50 US Fund--Class A, B and C Shares





Financial Highlights
(for a share outstanding throughout each period)

                                                                 Class B Shares
                                        For the Year   For the Year   For the Year    For the Period
                                               Ended          Ended          Ended   Mar. 18, 1998/1/
                                          August 31,     August 31,     August 31,     to August 31,
                                                2001           2000           1999              1998

Per share operating performance:

Net asset value, beginning of period          $19.11         $15.44         $10.96            $12.50
----------------------------------------------------------------------------------------------------------
Income from investment operations:

Expenses in excess of income                   (0.15)         (0.18)         (0.12)            (0.06)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments                                (7.72)          3.85           4.60             (1.48)
----------------------------------------------------------------------------------------------------------
Total from investment operations               (7.87)          3.67           4.48             (1.54)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                $11.24         $19.11         $15.44            $10.96
----------------------------------------------------------------------------------------------------------
Total investment return/2/                    (41.21)%        23.77%         40.88%           (12.32)%
----------------------------------------------------------------------------------------------------------
Supplemental data and ratios:

Net assets, end of period (000's
 omitted)                                     $4,178         $4,576         $2,764              $436
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses in excess of income                   (1.01)%        (1.42)%        (1.30)%           (1.35)%/3/
----------------------------------------------------------------------------------------------------------
Expenses after waivers and/or
 reimbursements, including expenses on
 the Top 50 US Portfolio                        1.90%          2.09%          2.25%             2.25%/3/
----------------------------------------------------------------------------------------------------------
Expenses before waivers and/or
 reimbursements, including expenses of
 the Top 50 US Portfolio                        3.83%          5.55%          6.83%            12.33%/3/
----------------------------------------------------------------------------------------------------------




 /1/ Commencement of operations.


 /2/ Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.


 /3/ Annualized.




--------------------------------------------------------------------------------

                 A Detailed Look at the Top 50 US Fund--Class A, B and C Shares





Financial Highlights
(for a share outstanding throughout
each period)

                                                           Class C Shares
                                         For the Year   For the Year    For the Period
                                                Ended          Ended   Sept. 2, 1998/1/
                                           August 31,     August 31,     to August 31,
                                                 2001           2000              1999

Per share operating performance:

Net asset value, beginning of period           $20.86         $16.83            $12.50
--------------------------------------------------------------------------------------------
Income from investment operations:

Expenses in excess of income                   (0.16)//        (0.17)            (0.09)
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments                                 (8.43)          4.20              4.42
--------------------------------------------------------------------------------------------
Total from investment operations                (8.59)          4.03              4.33
--------------------------------------------------------------------------------------------
Net asset value, end of period                 $12.27         $20.86            $16.83
--------------------------------------------------------------------------------------------
Total investment return/2/                     (41.18)%        23.95%            34.64%
--------------------------------------------------------------------------------------------
Supplemental data and ratios:

Net assets, end of period (000s omitted)         $487           $280              $136
--------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses in excess of income                    (0.98)%        (1.41)%           (1.31)%/3/
--------------------------------------------------------------------------------------------
Expenses after waivers and/or
 reimbursements, including expenses of
 the Top 50 US Portfolio                         1.90%          2.07%             2.25%/3/
--------------------------------------------------------------------------------------------
Expenses before waivers and/or
 reimbursements, including expenses of
 the Top 50 US Portfolio                         3.74%          5.53%             7.15%/3/
--------------------------------------------------------------------------------------------




  /1/Commencement of operations.


  /2/Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.




  /3/Annualized.



--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 1, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:


           Deutsche Asset Management Service Center
           PO Box 219210
           Kansas City, MO 64121-9210
or call toll-free: 1-800-730-1313


You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090.




Top 50 US Fund
Class A Shares                 CUSIP #251555678
Class B Shares                        251555660
Class C Shares                        251555652
                           BDTOP50USPRO (01/02)
                                       811-8227


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                 January 1, 2002

DEUTSCHE INVESTORS FUNDS, INC.
Top 50 US Fund (formerly Flag Investors Top 50 US)
Top 50 World Fund (formerly Flag Investors Top 50 World)
Top 50 Europe Fund (formerly Flag Investors Top 50 Europe)
Top 50 Asia Fund (formerly Flag Investors Top 50 Asia)
European Mid-Cap Fund (formerly Flag Investors European Mid-Cap Fund) Japanese Equity Fund (formerly Flag Investors Japanese Equity Fund)

Deutsche Investors Funds, Inc. (formerly, Flag Investors Funds, Inc.) (the 'Corporation') is an open-end, management investment company that offers investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ('SAI') provides supplementary information pertaining to the above listed funds (each a 'Fund'). On December 19, 2001, the Board of Directors voted to close the Top 50 World Fund, Top 50 Europe Fund, Top 50 Asia Fund, Japanese Equity Fund and European Mid-Cap Fund to new investments effective December 20, 2001. The Board of Directors also voted to liquidate these Funds at a date to be determined. Shareholders will be given at least 30 days notice prior to liquidation.

     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective through a master-feeder investment fund structure, by investing all of its investable assets in a corresponding, diversified open-end management investment company (or series thereof) having the same investment objective as such Fund. The investment companies that follow are the series of the Deutsche Investors Portfolios Trust (renamed from Flag Investors Portfolios Trust effective May 7, 2001 and prior to January 18, 2000 it was known as Deutsche Portfolios) (each a 'Portfolio'), that correspond to each Fund:


         Top 50 World Portfolio
         Top 50 Europe Portfolio
         Top 50 Asia Portfolio
         Top 50 US Portfolio
         European Mid-Cap Portfolio (formerly, Provesta Portfolio) Japanese Equity Portfolio




     Each Fund's Prospectus dated January 1, 2002 (the 'Prospectuses'), as it may be amended, revised or supplemented from time to time, provides the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of each Fund and each Portfolio and should be read only in conjunction with the Prospectuses. You may request a copy of the Prospectuses or a copy of this SAI, free of charge by written request at the address, or by calling the telephone number, listed below. This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in each Fund's Prospectus. The financial statements for each Fund for the fiscal year ended August 31, 2001 (audited), are incorporated herein by reference to the Annual Reports to shareholders for each Fund and each Portfolio dated August 31, 2001. A copy of the Corporation's Semi-Annual and Annual Reports may be obtained without charge by written request at the address, or by calling the telephone number, listed below.


                         DEUTSCHE INVESTORS FUNDS, INC.
                                One South Street
                            BALTIMORE, MARYLAND 21202

                            TOLL-FREE 1-800-730-1313

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION AND HISTORY.........................................      1
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS........................      1
INVESTMENT OBJECTIVES AND POLICIES......................................     38
PORTFOLIO TURNOVER......................................................     40
WHAT DO SHARES COST?....................................................     40
HOW ARE THE FUNDS SOLD?.................................................     42
DISTRIBUTION AND SERVICES PLANS.........................................     42
REDEMPTION..............................................................     43
ACCOUNT AND SHARE INFORMATION...........................................     44
TAX INFORMATION.........................................................     50
WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?.........................     52
BROKERAGE TRANSACTIONS..................................................     59
ADMINISTRATOR...........................................................     61
CUSTODIAN AND FUND ACCOUNTANT...........................................     62
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT............................     62
INDEPENDENT ACCOUNTANTS.................................................     62
LEGAL COUNSEL...........................................................     62
HOW DO THE FUNDS MEASURE PERFORMANCE?...................................     64
FINANCIAL INFORMATION...................................................     69
APPENDIX A..............................................................   A-69
APPENDIX B..............................................................    B-1

GENERAL INFORMATION AND HISTORY

     Deutsche Investors Funds, Inc., formerly Flag Investors Funds, Inc. (the `Corporation') is an open-end management investment company. Prior to March 15, 2001, the Corporation was known as Flag Investors Funds, Inc. Prior to January 18, 2000, the Corporation was known as Deutsche Funds, Inc. Prior to May 5, 1998, the Corporation was known as Deutsche Family of Funds, Inc. Under the rules and regulations of the Securities and Exchange Commission (the `SEC'), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Corporation currently offers eight Funds.



     Deutsche Investors Portfolios Trust (renamed from Flag Investors Portfolios Trust effective May 7, 2001 and prior to January 18, 2000 it was known as Deutsche Portfolios) (`Portfolios Trust') is an open-end, management investment company that was organized as a trust under the laws of the State of New York. The Portfolios Trust is currently comprised of six portfolios.


     Important information concerning the Corporation and each Fund is included in each Fund's Prospectus, which may be obtained without charge from the Fund's distributor (the `Distributor') or from Participating Dealers that offer Class A, Class B and Class Shares (collectively, the `Shares') to prospective investors. The Prospectuses may also be obtained from Shareholder Service Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of each Prospectus. In addition, the Prospectuses and this Statement of Additional Information omit certain information about each Fund and its business that is contained in the Registration Statement for each Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


     The Corporation was incorporated under the laws of the State of Maryland on May 22, 1997. The Corporation filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the `1940 Act') and its Shares under the Securities Act of 1933, as amended (the `1933 Act').

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives
---------------------

     The following is a description of each Portfolio's investment objectives. Each Portfolio's investment objectives and the investment objectives of the corresponding feeder Fund are identical. There can, of course, be no assurance that each Portfolio will achieve its investment objectives.


     The investment objectives of each Portfolio (except Japanese Equity Portfolio) is to seek high capital appreciation and, as a secondary objective, reasonable dividend income. The objective of the Japanese Equity Portfolio is to seek high capital appreciation.

Investment Policies
-------------------

     Each Fund seeks to achieve its investment objectives by investing all of its assets in its corresponding Portfolio, which has the same investment objectives as the Fund. The principal investment strategies of each Portfolio and each Fund, and the risks associated with these strategies, are described in each Fund's prospectus. Additional information is provided below. Each Fund may withdraw its investments from its corresponding Portfolio at any time the Board of Directors of the Corporation determines that it is in the best interest of each Fund to do so. The investment characteristics of each Fund will correspond directly to those of the corresponding Portfolio. Any percentage limitation on each Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below. Each Portfolio is not obligated to pursue any of these strategies and does not represent that these techniques are available now or will be available at any time in the future.

Securities in which the Portfolios Invest
-----------------------------------------

     Since each Fund and its corresponding Portfolio have the same investment objectives, policies and restrictions, discussions about each Fund and its acceptable investments also pertain to its corresponding Portfolio and its acceptable investments. Following is a table that indicates which types of securities are:

 .    P = PRINCIPAL investments of each Fund and its corresponding Portfolio;
         (bolded in chart)
 .    A = ACCEPTABLE (but not principal) investments of each Fund and its corresponding Portfolio; or
 .    N = NOT AN ACCEPTABLE investment of each Fund and its corresponding
         Portfolio.


-------------------------------------------------------------------------------------------------------------------
                                         Top 50      Top 50      Top 50      European      Japanese      Top 50
                                         World       Europe       Asia        Mid-Cap       Equity         US
                                          Fund        Fund        Fund         Fund          Fund         Fund
-------------------------------------------------------------------------------------------------------------------
Equity Securities                           P           P           P             P             P           P
-------------------------------------------------------------------------------------------------------------------
   Common Stocks                            P           P           P             P             P           P
-------------------------------------------------------------------------------------------------------------------
   Warrants                                 A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Preferred Stocks                         A           A           A             A             A           P
-------------------------------------------------------------------------------------------------------------------
   Convertible Securities                   A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Participation Certificates               A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Real Estate Investment Trusts            A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Initial Public Offerings (`IPOs')        A           A           A             P             A           A
-------------------------------------------------------------------------------------------------------------------
Fixed Income Securities                     A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Corporate Debt Securities                A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Treasury Securities                      A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Agency Securities                        A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Variable Rate Securities                 A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Demand Instruments                       A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Insurance Contracts                      A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Zero Coupon Securities                   A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
Short-Term Instruments                      A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Commercial Paper                         A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Bank Instruments                         A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Repurchase Agreements                    A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Reverse Repurchase Agreements            A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Taxable Municipal Securities             N           N           N             N             N           N
-------------------------------------------------------------------------------------------------------------------
Derivative Contracts                        A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Options                                  A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Options on Securities Indices            A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Options on Foreign Securities
     Indices                                A           A           A             A             A           N
-------------------------------------------------------------------------------------------------------------------
   Futures Contracts                        A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Futures Contracts on Securities
     Indices                                A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Options on Futures Contracts             A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Warrants on Futures Contracts            A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Swap Agreements                          A           A           A             A             A           N
-------------------------------------------------------------------------------------------------------------------
   Interest Rate Swaps                      A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Caps and Floors                          A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Total Return Swaps                       A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                  A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------
   Sequential CMOs                          A           A           A             A             A           A
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                          Top 50      Top 50      Top 50      European      Japanese      Top 50
                                        World Fund    Europe       Asia        Mid-Cap       Equity         US
                                                       Fund        Fund         Fund          Fund         Fund
--------------------------------------------------------------------------------------------------------------------
   PACs, TACs and Companion Classes         A           A           A             A             A           A
--------------------------------------------------------------------------------------------------------------------
   IOs and POs                              A           A           A             A             A           A
--------------------------------------------------------------------------------------------------------------------
   Floaters and Inverse Floaters            A           A           A             A             A           A
--------------------------------------------------------------------------------------------------------------------
   Z Classes and Residual Classes           A           A           A             A             A           A
--------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                     A           A           A             A             A           A
--------------------------------------------------------------------------------------------------------------------
Securities of Non-US Based Issuers          P           P           P             P             P           N
--------------------------------------------------------------------------------------------------------------------
   Foreign Government Debt Securities       A           A           A             A             A           N
--------------------------------------------------------------------------------------------------------------------
   Brady Bonds                              A           A           A             A             A           N
--------------------------------------------------------------------------------------------------------------------
Other Investments
--------------------------------------------------------------------------------------------------------------------
   To Be Announced Securities (`TBA')       A           A           A             A             A           A
--------------------------------------------------------------------------------------------------------------------
   Special Transactions                     A           A           A             A             A           A
--------------------------------------------------------------------------------------------------------------------
   When-Issued and Delayed Delivery
     Securities                             A           A           A             A             A           A
--------------------------------------------------------------------------------------------------------------------
   Securities Lending                       A           A           A             A             A           A
--------------------------------------------------------------------------------------------------------------------
   Borrowing                                A           A           A             A             A           A
--------------------------------------------------------------------------------------------------------------------
   Listed Securities                        A           A           A             A             A           A
--------------------------------------------------------------------------------------------------------------------
   Unlisted Securities                      A           A           A             A             A           A
--------------------------------------------------------------------------------------------------------------------

Equity Securities

     Each Portfolio (except Top 50 US Portfolio) underlying each Fund (except Top 50 US Fund) may invest at least 65% of its total assets in the equity securities of domestic and foreign issuers to the extent consistent with its investment objectives and policies. Top 50 US Portfolio underlying Top 50 US Fund may invest at least 80% of its assets in the equity securities of domestic issuers to the extent consistent with its investment objectives and policies. As used herein, `equity securities' include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.)


Common Stock

     Common stocks, the most familiar type of equity securities, represent an equity (ie, ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of the Portfolio, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

     Warrants

     Each Portfolio underlying each Fund may purchase warrants in value of up to 10% of the Portfolio's net assets. Warrants are securities that give the Portfolio the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.


         While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights to the assets of the issuing company.


         Preferred Stocks


         Preferred stock has a preference (ie, ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (ie, ranks lower) in liquidation of fixed income securities. Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stock shareholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (eg, common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.


         All preferred stocks are subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Services (`S&P'), Moody's Investors Service, Inc. (`Moody's') and Fitch, Inc. (`Fitch') although there is no minimum rating which a preferred stock must have to be an eligible instrument of the Portfolio. Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P, Caa by Moody's or CCC by Fitch, or, if unrated, of comparable quality in the opinion of the Portfolio's investment advisor or sub-advisor (the `Advisors'). Preferred stocks rated CCC by S&P are regarded as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.



         Convertible Securities

         A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, they are generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security. A convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock to which it is convertible.

         The option allows the Portfolio to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Portfolio may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Portfolio could realize an additional $2 per share by converting their fixed income securities. Convertible securities have lower yields than comparable fixed income securities.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

         In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         Participation Certificates

         Certain companies have issued participation certificates which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields; but, they may be less liquid than common stock. The Advisors believe that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities (if publicly traded) and other criteria.

         Real Estate Investment Trusts (REITS)

         REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

         Initial Public Offerings (IPOs)

         Each Portfolio may invest in IPOs. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. A Fund may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Fund will be able to obtain proportionately larger IPO allocations.

Fixed Income Securities


     Each Portfolio may invest in a broad range of domestic and foreign fixed income (debt) securities. Although not a principal investment strategy, each Portfolio is able to invest up to 20% of its net assets in investment grade fixed income securities (excluding bank deposits and money market instruments). Japanese Equity may invest up to 30% of its net assets in fixed income securities (other than bank deposits and money market instruments). The fixed income securities in which each Portfolio invests must be rated investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organization (`NRSRO') or be of comparable quality to securities having such ratings, as determined by the Advisors.

     Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

     The value of fixed income securities in each Portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

     In periods of declining interest rates, the yield (the income generated over a stated period of time) of the fixed income securities in which the Portfolio may invest may tend to be higher than prevailing market rates. In periods of rising interest rates, the yield may tend to be lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's fixed income investments. In periods of rising interest rates, the opposite can be true. The net asset value of a Portfolio, while investing in fixed income securities, can generally be expected to change as general levels of interest rates fluctuate.

         Fixed Income Security Risk

         Fixed income securities generally expose a Portfolio to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolio's income due to the falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or `called' prior to maturity, requiring the Portfolio to invest the proceeds at the generally lower interest rates).

         Corporate Debt Securities

         Each Portfolio may invest in corporate debt securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Portfolio may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

         In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.


         US Government Securities (Including US Treasury Securities and Agency Securities)
         Each Portfolio may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the `full faith and credit' of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, Fannie Mae, the US Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home

         Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in US government securities.

         Variable Rate Securities

         Each Portfolio may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called `variable rate demand notes.'

         The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Portfolio could suffer a loss if the issuer defaults or during periods in which the Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Portfolio will be subject to the Portfolio's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days.

         Demand Instruments

         Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Each Portfolio treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

         Insurance Contracts

         Insurance contracts include guaranteed investment contracts, funding agreements and annuities. Each Portfolio treats these contracts as fixed income securities.

         Zero Coupon Securities and Deferred Interest Bonds

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically.

         While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

         Each Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Portfolio's distribution obligations. See the section entitled `State Taxes.'

Short-Term Instruments)


     Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by `S&P' or Aa or higher by `Moody's' or, if unrated, deemed to be of comparable quality in the opinion of the Advisors; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time a Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisors. These instruments may be denominated in US dollars or in foreign currencies. Each Portfolio may invest in bank deposits and money market instruments maturing in less than 12 months.


     Short-term instruments also include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by Germany, the states of Germany, the European Union, OECD Members or quasi-governmental entities of any of the foregoing. See Appendix A for a listing of the countries included in these organizations and the additional markets and exchanges where the Portfolios may invest.


     The Portfolios may also invest in separately traded principal and interest components of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (`STRIPS') or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See the section entitled `Zero Coupon Securities and Deferred Interest Bonds.'


     When in the opinion of the Advisors it is necessary to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of a Portfolio's assets may be invested in such short-term instruments. However, each Portfolio may only temporarily invest up to 49% of its net assets in bank deposits and money market instruments. Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, for each Portfolio, except the Top 50 US Portfolio, certificates of deposit from any one credit institution may not account for more than 10% of a Portfolio's total assets. When a Portfolio experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments.


     To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs.


         Commercial Paper

         Each Portfolio may invest its assets in commercial paper including variable rate demand master notes issued by US corporations or by non-US corporations (with the exception of Top 50 US) which are direct parents or subsidiaries of US corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a US commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (eg, Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. Any commercial paper issued by a non-US corporation must be US dollar-denominated and not subject to non-US withholding tax at the time of purchase. Aggregate investments in non-US commercial paper of non-US issuers cannot exceed 10% of a Portfolio's net assets. Since a Portfolio may contain commercial paper issued by non-US corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers.

         Bank Instruments
      Each Portfolio may invest its assets in US dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-US branches of such banks, or of non-US banks or their US or non-US branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (eg, Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

         There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of US branches of US banks and US branches of non-US banks that are subject to the same regulation as US banks. Since a Portfolio may contain US dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-US banks and their non-US branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-US bank obligations may be subject to less stringent or different regulations than US bank issuers, there may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers. Income earned or received by a Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by a Portfolio would reduce its net income available for distribution to investors (ie, the Fund and other investors in the Fund). While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of a Portfolio are not invested in obligations of the Advisors, the Distributor, or in the obligations of the affiliates of any such organization. Assets of a Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.

         Repurchase Agreements
         Repurchase agreements may be entered into for each Portfolio only with a `primary dealer' (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the seller (the `Lender') of a security agrees to repurchase from a Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A Portfolio always receives


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         as collateral securities which are issued or guaranteed by the US government, its agencies or instrumentalities. Collateral is marked to market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for a Portfolio only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio's Custodian. If the Lender defaults, a Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of a Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available.

         Reverse Repurchase Agreements
         Reverse repurchase agreements may be entered into for each Portfolio only with a `primary dealer' (as designated by the Federal Reserve
         Bank) in US government securities. This is an agreement in which a Portfolio agrees to repurchase securities sold by them at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements are available for investment and other purposes for the Portfolio. Such purposes may involve the speculative factor known as `leverage'. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for a Portfolio as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for a Portfolio if, as a result, more than one- third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the Custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under their reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Derivative Securities
     Each Portfolio may invest in various instruments that are commonly known as `derivatives.' Generally, a derivative is a financial arrangement, the value of which is based on, or `derived' from, a traditional security, asset or market index. Some `derivatives' such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, a Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. Each Portfolio will limit the leverage created by its use of derivatives for investment purposes by `covering' such positions as required by the SEC. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolios. The use of derivatives for non-hedging purposes may be considered speculative.

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


     Each Portfolio's investment in options, futures or forward contracts, and similar strategies depend on the Advisors' judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisors apply a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower a Portfolio's return. A Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and these exchanges may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

     Many derivative contracts are traded on securities or commodities exchanges. Most derivative contracts bought and sold by a Portfolio underlying a Fund must be admitted to official listing on a recognized futures or securities exchange and the securities underlying the options must be within the applicable investment objectives and policies of the Portfolio. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts (marker to market). This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. In the case of Top 50 US, contracts may also be purchased or sold by securities dealers that meet certain creditworthiness standards (over-the-counter options). These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Portfolios.

     Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

         Options on Securities
         Each Portfolio may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations, to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period.

         A Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities (`covered options') in an attempt to increase income through the premiums they receive for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

         A call option written by a Portfolio is `covered' if a Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by a Portfolio in cash or liquid securities.

         When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the `exercise price') by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an

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

         amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission (`net premium'), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

         A put option written by a Portfolio is `covered' when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolios will only write put options involving securities for which a determination is made at the time the option is written that the Portfolios wish to acquire the securities at the exercise price.

         A Portfolio may terminate its obligation as writers of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a `closing purchase transaction.' A Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio may enter into a `closing sale transaction' which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio's books.

         A Portfolio may also purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolios (`protective puts') or securities of the type in which they are permitted to invest. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by a Portfolio at a specified price during the option period. The purchase of


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

         protective puts is designed merely to offset or hedge against a decline in the market value of securities held by the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolios do not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         All options purchased or sold by a Portfolio will be traded on a securities exchange or, in the case of the Top 50 US Portfolio, will be purchased or sold by securities dealers (in the case of over-the-counter, or `OTC,' options) that meet creditworthiness standards approved by the Portfolios Trust's Board of Trustees. In the case of OTC options, the Top 50 US Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

         The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Top 50 US Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that such Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of the net assets of the Portfolio. With respect to the European Mid-Cap Portfolio, the strike prices of options on fixed income securities held by the Portfolio may not exceed 4% of the net assets of the Portfolio (ie, 20% of the 20% investment limitation on fixed income securities). Options on securities may be purchased or granted to a third party only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of the Portfolio, does not exceed 10% of the net assets of the Portfolio. Options on securities may be written
         (sold) only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, does not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back- to-back transaction (eg, where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

         Options on Securities Indices
         Each Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.


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

         Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and
         (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash `exercise settlement amount' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed `index multiplier.' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.


         As discussed in `Options on Securities,' the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolios, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         As discussed in `Options on Securities,' each Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index (`protective puts'). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. A Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolios of options on stock indices will be subject to the Advisors' ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Portfolio generally will purchase or write such an option only if the Advisors believe the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Portfolio will not purchase such options unless the Advisors believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the Portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisors may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio's activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the `Code') for qualification as a regulated investment company.

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       In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

       Options on Foreign Securities Indices (All Portfolios, except Top 50 US) The Portfolios (with the exception of Top 50 US) may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. Each Portfolio (with the exception of Top 50
       US) may also purchase and write OTC Options on foreign stock indices.

       A Portfolio may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual non-US securities. A Portfolio may also use foreign stock index options for hedging purposes.

       Futures Contracts and Options on Futures Contracts

       A Portfolio may enter into futures contracts on securities, securities indices, foreign currencies (with the exception of Top 50 US) and interest rates. A Portfolio may also purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the `CFTC') or, if consistent with CFTC regulations, on foreign exchanges (with the exception of Top 50 US). These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in a futures contract.

       A Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies (with the exception of Top 50 US) both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be `bona fide hedging' will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.


       The successful use of futures contracts and options thereon draws upon the Advisors' skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in a Portfolio. Successful use of futures or options contracts is further dependent on the Advisors' ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that their judgment will be correct.

       Futures Contracts
       Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.

       At the same time a futures contract is entered into, a Portfolio must allocate cash or liquid securities as a deposit payment (`initial margin'). When a Portfolio purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a

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

         futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Portfolio's initial margin deposit. Daily thereafter, the futures contract is valued and the payment of `variation margin' may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.


         Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offsetting before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

         When a Portfolio underlying a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When a Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When a Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

         The purpose of the acquisition or sale of a futures contract, in cases where a Portfolio holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio should increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the

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         fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.


         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate trends by the Advisors may still not result in a successful transaction.

         In addition, futures contracts entail significant risks. Although the Advisors believe that use of such contracts will benefit the Portfolio, if the Advisors' investment judgment about the general direction of interest rates or an index is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         Futures Contracts on Securities Indices

         Each Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US securities or non-US securities (except for Top 50 US). This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by a Portfolio, adversely affect the prices of securities which are intended to be purchased at a later date for a Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

         When used for hedging purposes, each transaction in a futures contract on a securities index involves the establishment of a position which the Advisors believe will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.


         For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by a Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure

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         associated with the assets held in the applicable currency by a
         Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

         Options on Futures Contracts (Including Futures Contracts on Securities Indices)
         Each Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when a Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option (`exercise price'), a Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings.

         The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

         If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.


         The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, a Portfolio may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

         The amount of risk a Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         Each Portfolio (except Top 50 US) may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Each Portfolio (except Top 50 US) may enter into these transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold. The Top 50

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          US Portfolio does not limit its purchase or sale of stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants for other than hedging purposes. In addition, with respect to the European Mid-Cap Portfolio, the contract values of all interest rate futures contracts and options and warrants on interest rate futures contracts held for non-hedging purposes may not exceed 4% of the net assets of the Portfolio (ie, 20% of the 20% limitation on fixed income securities).

          Warrants on Futures Contracts
          Each Portfolio may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. A Portfolio may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with a Portfolio's positions in options on futures and options on securities indices.

          Liquidity of Options and Futures Contracts
          There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

          Combined Positions
          Each Portfolio underlying a Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          Position Limits
          Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or the Advisors may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

          Other Limitations
          The Commodity Exchange Act prohibits US persons, such as a Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, no Portfolio will engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by US persons in accordance with applicable CFTC regulations or CFTC staff advisories, interpretations and no- action letters. In addition, in order to assure that a Portfolio will not be considered a `commodity pool' for purposes of CFTC rules, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions, as defined under CFTC

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

          rules or (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

          Asset Coverage for Futures Contracts and Options Positions
          Each Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, each Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

          Swap Agreements (All Portfolios except Top 50 US)
          Each Portfolio (with the exception of Top 50 US) may enter into swaps relating to indices, currencies, interest rates, equity and debt interests of non-US issuers without limit. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. A Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms. Swaps have special risks including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

          A Portfolio will usually enter into swaps on a net basis (ie, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisors believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

          Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisors' ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Portfolio will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions

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          imposed on the Portfolios by the Code may limit the Portfolio's ability to use swap agreements. Swap agreements also bear the risk that a Portfolio will not be able to meet their obligation to the counter party. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.

          Certain swap agreements are exempt from most provisions of the Commodity Exchange Act and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

          This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a `safe harbor' for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

          Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Portfolios may use include:

          Interest Rate Swaps (All Portfolios)
          Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate multiplied by a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate multiplied by the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

          Caps and Floors (All Portfolios)
          Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

          Total Return Swaps (All Portfolios)
          Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or currency during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return or currency from another underlying asset.

Mortgage-Backed Securities
     Each Portfolio may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar

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security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (ie, five or more) properties, agriculture properties, commercial properties and mixed use properties.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Portfolio purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Portfolio purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that the Portfolio invests in mortgage-backed securities, the Advisors may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

          Collateralized Mortgage Obligations (CMOs)
          CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class.

          Sequential CMOs
          In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

          PACs, TACs and Companion Classes
          More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

          IOs and POs
          CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

          Floaters and Inverse Floaters
          Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

          Z Classes and Residual Classes
          CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments

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         from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

Asset-Backed Securities
     Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans) held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate-holder generally has no recourse against the entity that originated the loans.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which a Portfolio may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody's.

     The yield characteristics of the asset-backed securities in which a Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

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Mortgage-Backed Securities and Asset-Backed Securities - Types of Credit Support
     Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Examples of credit support arising out of the structure of the transaction include `senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of `reserve funds' (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and `over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.


Securities of Non-US Based Issuers (All Portfolios except Top 50 US)
     Each Portfolio (with the exception of Top 50 US) may invest in securities of non-US based issuers in the form of American Depositary Receipts (`ADRs'), European Depositary Receipts (`EDRs'), Global Depositary Receipts (`GDRs') and International Depositary Receipts (`IDRs') or other similar securities representing ownership of securities of non-US based issuers held in trust by a bank or similar financial institution. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. Top 50 US may invest only in ADRs that are traded on US exchanges. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in US, European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

     With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolios may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

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The Portfolios (except the Top 50 US Portfolio) consider an issuer to be based outside the United States if:
 .    it is organized under the laws of, or has a principal office located in, another country; or
 .    the principal trading market for its securities is in another country; or
 .    it (or its subsidiaries) derived in its most current fiscal year at least
     50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made a country other than the US.

The  Top 50 US Portfolio considers an issuer to be based outside the US if:
 .    it is domiciled in another country; and
 .    it is not listed for trading on an US Stock Exchange.

Each Portfolio (other than the Top 50 US Portfolio) will invest primarily in securities which are:
 .    listed on a stock exchange in countries that are members of the European
     Union (EU), or the Convention on the European Economic Area (CEEA), or included in another recognized, public, and regularly operating, regulated market in these countries,
 .    admitted to official listing in countries that are members of the EU, the
     CEEA, or the Organisation for Economic Cooperation and Development (OECD),
     or
 .    under application for admission (within 12 months of their issue) to official listing on one of these markets.

     See Appendix A for a listing of the countries included in each of the above organizations and the additional markets and exchanges where the Portfolios may invest.

          Foreign Government Debt Securities (All Portfolios except Top 50 US) Each Portfolio (with the exception of Top 50 US) may invest in foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, `sovereign debt obligations'). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

          Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Currently, the Portfolios (with the exception of Top 50 US) intend to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

          Brady Bonds (All Portfolios except Top 50 US)
          Each Portfolio (with the exception of Top 50 US) may invest in so-called `Brady Bonds,' which are issued as part of a debt restructuring in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US dollar) and are actively traded in the over-the-counter secondary market.

          US dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds are generally collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, is initially equal to at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

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          The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon US Treasury securities which have the same maturity as the Brady Bonds. However, neither the US government nor the IMF has guaranteed the repayment of any Brady Bond.

          Region and Country Investing (All Portfolios except Top 50 US)
          Each Portfolio (with the exception of Top 50 US) may focus their investments in a particular region and/or in one or more foreign countries. Focusing a Portfolio's investments in a particular region or country will subject the Portfolio (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

Currency Management (All Portfolios except Top 50 US)
     In connection with each of the Portfolio's (with the exception of Top 50
US) investments denominated in foreign currencies, the Advisors may choose to utilize a variety of currency management (hedging) strategies. The Advisors seek to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisors will consider such factors as the outlook for currency relationships, current and anticipated interest rates, levels of inflation within various countries, prospects for relative economic growth and government policies influencing currency exchange rates and business conditions.

          Currency Exchange Transactions (All Portfolios except Top 50 US) Because each Portfolio (with the exception of Top 50 US) may buy and sell securities denominated in currencies other than the US dollar and receive interest, dividends and sale proceeds in currencies other than the US dollar, a Portfolio from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from US dollars. A Portfolio either enters into these transactions on a spot (ie, cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

          Currency Hedging (All Portfolios except Top 50 US)
          Each Portfolio's (with the exception of Top 50 US) currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which a Portfolio's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities they hold, a Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of their securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally

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          involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell a currency at a price above the devaluation level they anticipate.

          Forward Currency Exchange Contracts (All Portfolios except top 50 US) A forward currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. Each Portfolio (with the exception of Top 50
          US) maintains with their custodian a segregated account of cash or liquid securities in an amount at least equal to their obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of a Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

          Each Portfolio (with the exception of Top 50 US) may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions, or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisors' long-term investment decisions, a Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisors believe that it is important to have the flexibility to enter into currency hedging transactions when they determine that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

          While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if they had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolios to certain risks.

          Options on Foreign Currencies (All Portfolios except Top 50 US) Each Portfolio (with the exception of Top 50 US) may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Portfolio's position, they may forfeit the entire amount of the premium plus related transaction costs. In addition a Portfolio may purchase call options on currency when the Advisors anticipate that the currency will appreciate in value.

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          Each Portfolio (with the exception of Top 50 US) may also write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write put options on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the options may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          Each Portfolio (with the exception of Top 50 US) may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is `covered' if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Portfolio's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or liquid securities.

          There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Portfolio is unable to effect closing purchase transactions with respect to covered options they have written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options they have purchased, they would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying currency. A Portfolio pays brokerage commissions or spreads in connection with its options transactions.

          As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, a Portfolio's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. A Portfolio intends to treat OTC options as not readily marketable and therefore subject to its limitations with respect to illiquid securities.

          Each Portfolio (except the Top 50 US Portfolio) may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. Each of these Portfolios may also enter into foreign currency transactions to hedge currency risks associated with the assets of a Portfolio denominated in foreign currencies or (in the case of the European Mid-Cap Portfolio and Japanese Equity Portfolio) principally traded in foreign currencies. The European Mid-Cap Portfolio, however, does not presently intend to engage in such hedging activity but reserves the ability to do so under circumstances in which the Advisors believe that one or more currencies in which such Portfolio's assets are denominated may suffer a substantial decline against the US dollar. Each Portfolio (except the European Mid-Cap

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          Portfolio and the Top 50 US Portfolio) may also enter into foreign currency transactions to hedge against currencies other than the US dollar. A Portfolio may purchase or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, a Portfolio would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for US dollars or other currency in which the Advisors desire to protect the value of the Portfolio. A Portfolio may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

          The Portfolios underlying the Top 50 Funds (with the exception of the Top 50 US Portfolio) do not currently intend to engage in foreign currency transactions as an investment strategy. However, each of these Portfolios (except for the Top 50 US Portfolio) may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency.

Additional Limitations and Risk Factors

          Asset Coverage
          Each Portfolio will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and securities index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by a Portfolio of cash or liquid securities to the extent the Portfolio's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

          For example, a call option written on securities may require a Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require a Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

          In order to secure its obligations in connection with derivatives contracts or special transactions, a Portfolio will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Portfolio's obligations. Unless a Portfolio has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Portfolio to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

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          The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisors' ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Portfolio in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

          Except as set forth above under `Futures Contracts' and `Options on Futures Contracts', there is no limit on the percentage of the assets of a Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. A Portfolio may not invest more than 25% of its total assets in purchased protective put options. The Portfolio's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See the section entitled `Taxes.' There can be no assurance that the use of these portfolio strategies will be successful.

          Initial Public Offerings (IPOs)
          IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. The Fund may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Fund will be able to obtain proportionately larger IPO allocations.

          Foreign Securities (All Portfolios except Top 50 US)
          Each Portfolio (except the Top 50 US Portfolio) invests primarily in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of US domestic issuers.

          The value of a Portfolio's investment in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

          In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than

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          the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

          Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Top 50 Europe Portfolio and the European Mid-Cap Portfolio do not presently intend to engage in currency transactions to hedge currency risks, these Portfolios may be more exposed to the aforementioned currency risks.

          Certain of the risks associated with foreign investments are heightened for the Top 50 Asia Portfolio and the Top 50 World Portfolio, which invest in certain Asian countries. In some cases, political uncertainty and political corruption in such countries could threaten to reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and further disruptions in Asian securities markets could result. In addition, certain Asian countries have managed currencies which are maintained at artificial levels relative to the US dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, may have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai Baht lost 46.75% of its value against the US dollar. A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and other supranational organizations which impose strict repayment term schedules and require significant economic and financial restructuring. There can be no assurance that such restructurings will not have an adverse effect on individual companies, or securities markets, in which the Top 50 Asia Portfolio or the Top 50 World Portfolio is invested.

          Emerging Markets (Top 50 World, Top 50 Europe, Top 50 Asia, and European Mid-Cap Portfolios only)
          The world's industrialized markets generally include (but are not limited to) the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The world's emerging markets generally include (but are not limited to) the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

          Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict a Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risk of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

          The risks involved in investing in securities of issuers in emerging markets have been underscored by recent events. For example, issuers in the Asia region have experienced currency volatility, political instability and economic declines in recent months. In response to these declines, Malaysia has enacted currency exchange controls, restricting the repatriation of assets for a period of one year. In 1998, Russia

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          declared a moratorium on repayment of its own debt, substantially devalued its currency and suspended the government- sponsored foreign exchange market for its currency.

          In addition, brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to a Portfolio due to subsequent declines in the value of the security or, if the Portfolios have entered into a contract to sell the security, could result in possible liability to the purchaser.



          Currency (All Portfolios except Top 50 US)
          The Advisors attempt to manage currency risk by limiting the amount a Portfolio invests in securities denominated in a particular currency. However, diversification will not protect a Portfolio against a general increase in the value of the US dollar relative to other currencies.

          Liquidity
          OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.

          Leverage
          Leverage risk is created when an investment exposes a Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio's risk of loss and potential for gain. Leverage risk may exist when a Portfolio purchases securities while it also has borrowed money.

          Interest Rates
          Interest rate risks apply to the Portfolios only to the extent it invests in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

          Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

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          Credit
          Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Portfolio will lose money. Credit risk is only a risk for the Portfolio if it invests in fixed income securities or chooses to lend securities.

          Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Portfolio must rely entirely upon the Advisors' credit assessment.

          Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a US Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

          Credit risk includes the possibility that a party to a transaction involving a Portfolio will fail to meet its obligations. This could cause the Portfolio to lose the benefit of the transaction or prevent the Portfolio from selling or buying other securities to implement their investment strategies.

          Prepayments
          Investments in mortgage-backed and asset-backed securities share many of the same risks of prepayment.

          Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect the Portfolio's holdings in mortgage-backed securities. For example, when interest rates decline, the value of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and a Portfolio would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

          Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed income securities.

          Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a US Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

          Complex CMOs
          CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

          Risks Associated with Futures, Options and Warrants
          The successful use of futures, options and warrants depends on the ability of the Advisors to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements

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


          and movements in the value of the Portfolios' assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of the Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its earnings. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.


          As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios.


          Correlation of Price Changes
          Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. Each Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Portfolio's other investments.


          Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


          Shareholder Liability Risks
          The Portfolios Trust's Declaration of Trust provides that each Fund and other entities investing in the Portfolio (eg, other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolios. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Funds in the Portfolios.


          Risk Management
          Each Portfolio may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisors wish to extend maturities in a fixed income portfolio in order to take advantage of an anticipated

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

          decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Advisors wish to decrease fixed income securities or purchase equities, it could cause a Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques involve leverage, the possibility exists, as with all leveraged transactions, of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Other Investments and Investment Practices


          To Be Announced Securities (TBAs) - Purchase Commitments
          As with other delayed delivery transactions, as described below, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. For example, in a TBA mortgage-backed transaction, a Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Portfolio.


          When-Issued and Delayed Delivery Securities
          Each Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a `when, as and if issued' basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.


          At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio (with the exception of Top 50 US) maintains with their custodian a segregated account of cash or liquid securities in an amount at least equal to such commitments. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolios not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of a Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. When a Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


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

          Lending of Portfolio Securities - Securities Lending
          Each Portfolio may lend portfolio securities to borrowers that the Advisors deem creditworthy. In return, a Portfolio receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Portfolio the equivalent of any dividends or interest received on the loaned securities.

          A Portfolio will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Portfolio may pay all or a portion of the interest earned on the cash collateral to the borrower.


          Loans are subject to termination at the option of a Portfolio or the borrower. The Portfolio will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan accrues to a Portfolio and its investors.


          Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.


          The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event occurs conferring voting rights and adversely affecting the investment. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolios Trust, the Advisors or the Distributor, unless otherwise permitted by applicable law. Each Portfolio may lend its portfolio securities up to one-third of the value of its total assets.


          Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of total net assets of the Portfolio.

          Borrowing
          Each Portfolio may borrow money, except in amounts not to exceed one-third of a Portfolio's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or Fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

          Under the 1940 Act, each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolios' holdings may be disadvantageous from an investment standpoint.

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

          Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio's securities and the Portfolio's NAV per share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.

          Interests in Other Limited Liability Companies
          Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.


          Investment Ratings
          The fixed income securities in which each Portfolio invests must be rated investment grade (in one of the four highest rating categories) by one or more NRSRO or be of comparable quality to securities having such ratings, as determined by the Advisors. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Advisors' credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics.


          Listed Securities
          Each Portfolio will invest primarily in listed securities (`Listed Securities'). Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a Member State or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA whose market is recognized, open to the public and operates regularly; (b) they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or (c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.

          Unlisted Securities and Notes
          Up to a total of 10% of the net assets of the Portfolio may be invested in:
          (a) securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;
          (b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued (Notes), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:
               . the Federal Republic of Germany (Germany), a special purpose fund of Germany, a state of Germany, the European Union or a member state of the Organization for Economic Cooperation and Development (an OECD Member),
               . another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),
               . other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,
               . other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or
               . companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.

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

         Investments in Notes are subject to each Portfolio's overall limitation on fixed income securities (30% for the Japanese Equity Portfolio and 20% for all other Portfolios).

         The current Member States, the states party to the CEEA and OECD Members are listed in Appendix A.

INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include its corresponding Portfolio unless the context requires otherwise. Similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

     A Fund's investment objectives and its fundamental investment policies cannot be changed unless authorized by the `vote of a majority of its outstanding voting securities,' which is defined as a vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less. A Fund's non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change if these limitations become effective. Whenever a Fund is requested to vote on a change in the fundamental investment policies of its corresponding Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

     Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Fundamental Investment Policies
-------------------------------

     Each Portfolio is classified as `non-diversified' under the 1940 Act, which means that each corresponding Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Code). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

     Top 50 World will invest at least 65% of its total assets in equity securities. Top 50 Europe will invest at least 65% of its total assets in the equity securities of issuers located in European countries. Top 50 Asia will invest at least 65% of its total assets in the equity securities of issuers with a domicile or business focus in Asian countries. Top 50 US will invest at least 80% of its assets in the equity securities of issuers located in the United States.

     At least 65% of the European Mid-Cap Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion. At least 65% of the Japanese Equity Portfolio's total assets are invested in equity securities issued by Japanese companies, which may include, for the purposes of meeting such 65% minimum, up to 5% of the total assets in securities that grant the right to acquire Japanese securities.

     No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued by the US government or its agencies or instrumentalities. Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or

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


SEC staff interpretations thereof are amended or modified and except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio, each of the Funds and its corresponding Portfolio may not:

1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the US government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one-third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or Fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 (the `1933 Act').

5. Purchase or sell real estate except that a Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Portfolio may (i) lend portfolio securities with a value not exceeding one-third of the Portfolio's total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Non-Fundamental Investment Policies
-----------------------------------

8. Up to 5% of the total assets of each Portfolio underlying the Funds (except Top 50 US) may be invested in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and the investment companies have investment policies consistent with those of the Fund. The Portfolio underlying Top 50 US may invest up to 5% of its total assets in the securities of any one investment company and invest in the aggregate up to 10% of its total assets in the securities of investment companies as a group. Each Portfolio may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

9. Acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Portfolio's net assets would be in investments that are illiquid;

10.  Invest more than 10% of its net assets in unlisted securities and Notes;

11. Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

12. Purchase securities on margin, but a Portfolio may obtain such short term credits as may be necessary for the clearance of transactions.

     Note: In connection with the first non-fundamental policy, shares of another securities investment fund managed by the Advisors or by another investment advisor affiliated with the Advisors through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. A Portfolio would not, however, pay a sales charge when investing in an investment company managed by the Advisors or their affiliates. In addition, no management or advisory fees would be paid by a Portfolio with respect to its assets which are invested in investment companies managed by the Advisors or their affiliates.

PORTFOLIO TURNOVER

     Although the Portfolios do not intend to invest for the purpose of seeking short-term profits, securities in the Portfolios will be sold whenever the Advisors believe it is appropriate to do so in light of the investment objectives of each Fund and each Portfolio, without regard to the length of time a particular security may have been held. The estimated annual portfolio turnover rate for the Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio, Top 50 US Portfolio, European Mid-Cap Portfolio, and Japanese Equity Portfolio is generally not expected to exceed 105%, 80%, 100%, 80%, 180%, and 150%, respectively.

                                         Portfolio Turnover Rate as of
                      Portfolio            August 31, 1999      August 31, 2000      August 31, 2001
                 ----------------------- -------------------- -------------------- --------------------
                 Top 50 World                    79%                 101%                  67%
                 Top 50 Europe                   61%                  65%                  62%
                 Top 50 Asia                     51%                  48%                  38%
                 Top 50 US                       58%                  68%                  31%
                 European Mid-Cap                89%                  72%                  62%
                 Japanese Equity                133%                 120%                 119%

     A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of each Portfolio may exceed that of certain other mutual funds with the same investment objectives. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.

WHAT DO SHARES COST?

Market Values
-------------

     Each Fund computes its net asset value once daily on Monday through Friday as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when US trading markets close early in observance of these holidays, each Fund and its corresponding Portfolio would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Fund's business days.

     The Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets (ie, the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Portfolio are determined on the basis of their market value or where market quotations are not determinable or may be unreliable, at fair value as determined by the Trustees of the Portfolios
Trust.

     Market values of portfolio securities are determined as follows:

     The fixed income portion of the Portfolios and portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or at the average of readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by a Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees of the Portfolios Trust. All portfolio securities with a remaining maturity of less than 60 days generally are valued by the amortized cost method.

     The value of investments listed on a US securities exchange, other than options on stock indexes, is based on the last sale prices on the NYSE generally at 4:00 pm (US Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchange. Securities listed on a foreign exchange considered by the Advisors to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Advisors determine the listing exchange is not a primary market, are valued at the average of the quoted bid-and-asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the prevailing market rates available at the time of valuation.

     Options on stock indexes traded on US national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 pm (US Eastern time). Stock index futures and related options, which are traded on US futures exchanges, are valued at their last sales price as of the close of such futures exchanges which is currently 4:15 pm (US Eastern time). Options, futures contracts and warrants traded on a foreign stock exchange or on a foreign futures exchange are valued at the last price available before the time when the net assets are valued. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees of the Portfolios Trust. Such procedures include the use of independent pricing services that use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days on which the NYSE is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees, although the actual calculation may be done by others.

HOW ARE THE FUNDS SOLD?

     Under the Distributor's Contract with the Funds, the Distributor (ICC Distributors, Inc.) offers Shares on a continuous, best-efforts basis. ICC Distributors, Inc. is a Delaware corporation organized in August 1995, and is the principal distributor for a number of investment companies. In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor.

Subscriptions
-------------

     Under normal circumstances, a Fund will redeem Shares by check or wire transfer of funds, as described in the Prospectuses. Shareholders may opt to subscribe to a Fund in whole or in part by a contribution of readily available marketable securities to a Portfolio of a Fund.

Purchasing Shares through an Investment Professional
----------------------------------------------------

     The investment professional which maintains investor accounts in Class B Shares or Class C Shares with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the CDSC. In addition, advance payments made to an investment professional may be subject to reclaim by the Distributor for accounts transferred to the investment professional which does not maintain investor accounts on a fully disclosed basis and does not account for share ownership periods.

Supplemental Payments
---------------------

     Investment professionals who initiate and are responsible for purchases of $1 million or more may be paid fees out of the assets of the Distributor (but not out of Fund assets). Securities laws may require certain investment professionals such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 4.0% of the net asset value of Class B Shares and 1.0% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed above to investment professionals that waive all or any portion of the advance payments.

DISTRIBUTION AND SERVICES PLANS

     Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class A Shares, Class B Shares and Class C Shares are subject to a distribution plan (Distribution Plan), and Class B Shares and Class C Shares are subject to a service plan (Service Plan).

     Under the Distribution Plan, Class A Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of Class A Shares. Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of Class B Shares and Class C Shares. The Distributor uses these fees to finance any activity which is principally intended to result in the sale of Class A Shares, Class B Shares and Class C Shares of the Fund subject to the Distribution Plan. Because distribution fees to be paid by the Fund to the Distributor may not exceed an annual rate of 0.25% of Class A Shares and 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales, services and distribution-related support services pursuant to the Distribution Plan. The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution
Plan.

     Under the Service Plan, each Fund pays to ICC Distributors, Inc. for the provision of certain services to the holders of Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and investment professionals, and services related to the maintenance of shareholder accounts, and other services. ICC Distributors, Inc. determines the amounts to be paid to investment professionals, the schedules of such fees and the basis upon which such fees will be paid.

     Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial institutions as financial assistance for providing substantial sales services, distribution related support services, or shareholder services.

     The Distributor received commissions on the sale of Top 50 US's, Top 50 World's, Top 50 Europe's, Top 50 Asia's, Japanese Equity's and European Mid-Cap's Class A Shares and contingent deferred sales charges on Top 50 US's, Top 50 World's, Top 50 Europe's, Top 50 Asia's, Japanese Equity's and European Mid-Cap's Class B and Class C Shares and retained from such commissions and sales charges the following amounts:


                                      Fiscal Year Ended August 31,
                            2001                 2000                 1999
                            ----                 ----                 ---
Fund                 Received  Retained  Received    Retained Received  Retained
----                 --------  --------  --------    -------- --------  --------

Top 50 US           $ 67,089     $0      $20,134      $0      $ 6,637 .... $0
Top 50 Europe       $ 59,426     $0      $57,935 .... $0      $34,339 .... $0
Top 50 World        $ 25,096     $0      $12,039 .... $0      $ 3,150 .... $0
Top 50 Asia         $ 36,479     $0      $58,812 .... $0      $ 2,350 .... $0
Japanese Equity     $ 42,356     $0      $48,660 .... $0      $ 1,179 .... $0
European Mid-Cap    $174,657     $0      $65,898 .... $0      $33,131 .... $0


REDEMPTION

     A Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

     Under normal circumstances, a Fund will redeem Shares by check or by wire transfer of funds, as described in the Prospectuses. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders, the Fund will make payment of the redemption price in whole or in part by a distribution of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under `What Do Shares Cost?', and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant under which it is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

     Certain changes in a Portfolio's investment objectives, policies or restrictions, or a failure by a Fund's shareholders to approve a change in its corresponding Portfolio's investment objectives or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.

ACCOUNT AND SHARE INFORMATION

Voting Rights
-------------

     Each share of a Fund or class shall have equal rights with each other share of that Fund or class with respect to the assets of the Corporation pertaining to that Fund or class. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

     Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described in the Prospectuses). Shares are fully paid and non-assessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

     Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

     The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one-third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary also are deemed represented at the meeting for purposes of quorum requirements.

     Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolios Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

     As of December 7, 2001, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

-----------------------------------------------------------------------------------------------------------------------------------
      FUNDS                     NAME AND ADDRESS               OWNED OF RECORD    BENEFICIALLY OWNED     PERCENTAGE OF OWNERSHIP

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  Top 50 US        Bankers Trust Company                              X                                  11.14% of Class A Shares
                   FBO 2591854040
                   PO Box 9005
                   Church Street Station
                   New York, NY 10007

                   Fidelity Investments Institutional                 X                                  12.93% of Class A Shares
                   Operations CO, Inc. (FIIOC) As Agent
                   For Certain Employee Benefit Plans
                   100 Magellan Way KW1C
                   Covington, KY 41015-1999

                   Merrill Lynch Pierce Fenner & Smith                X                                  5.21% of Class B Shares
                   For The Sole Benefit Of Its Cust
                   Attention:  Fund Administration Team
                   4800 Deer Lake Drive E 3/rd/ Floor
                   Jacksonville, FL 32246-6484

                   Parker Hunter Incorporated FBO                     X                                  5.18% of Class B Shares
                   Robert Crisci and Kathy Crisci
                   PO Box 7629
                   3525 Ellwood Rood
                   New Castle, PA 16101-6121

                   First Clearing Corporation                         X                                  35.06% of Class C Shares
                   Account 8400-8806
                   741 Woodlands Road
                   Katharine B Winn JTWROS
                   Charlottesville VA 22901-5506

                   LPL Financial Services                             X                                  15.04% of Class C Shares
                   A/C 6489-5183
                   9785 Towne Centre Drive
                   San Diego CA 92121-1968


-----------------------------------------------------------------------------------------------------------------------------------
         FUNDS                   NAME AND ADDRESS               OWNED OF RECORD    BENEFICIALLY OWNED     PERCENTAGE OF OWNERSHIP

-----------------------------------------------------------------------------------------------------------------------------------
                      Merrill Lynch Pierce Fenner & Smith              X                                 14.82% of Class C Shares
                      For The Sole Benefit Of Its Cust
                      Attention:  Fund Administration Team
                      4800 Deer Lake Drive E 3/rd/ Floor
                      Jacksonville, FL 32246-6484

                      Deutsche Banc Alex. Brown, Inc.                  X                                  5.01% of Class C Shares
                      FBO 248-86205-15
                      PO Box 1346
                      Baltimore, MD 21203-1346

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  Top 50 World        Fidelity Investments Institutional               X                                 50.62% of Class A Shares
                      Operations CO, Inc. (FIIOC) As Agent
                      For Certain Employee Benefit Plans
                      100 Magellan Way KW1C
                      Covington, KY 41015-1999
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Merrill Lynch Pierce Fenner & Smith              X                                 22.95% of Class B Shares
                      For The Sole Benefit Of Its Cust
                      Attention:  Fund Administration Team
                      4800 Deer Lake Drive E 3/rd/ Floor
                      Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Parker Hunter Incorporated FBO                   X                                  6.43% of Class B Shares
                      Robert Crisci and Kathy Crisci
                      PO Box 7629
                      3525 Ellwood Rood
                      New Castle, PA 16101-6121
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Parker Hunter Incorporated FBO                   X                                  5.85% of Class B Shares
                      Harry E Crisci and Bonita A Crisci
                      13 Sylvan Heights
                      New Castle PA 16101-6261
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Donaldson Lufkin Jenrette                        X                                  5.58% of Class B Shares
                      Securities Corp Inc.
                      PO Box 2052
                      Jersey City NJ 07303-2052
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Investment Company Capital Corp.                 X                                 38.79% of Class C Shares
                      Attn: Julie Thomas MS BAL01-1602
                      1 South Street
                      Baltimore MD 21202-3298
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Donaldson Lufkin Jenrette                        X                                 32.74% of Class C Shares
                      Securities Corp Inc.
                      PO Box 2052
                      Jersey City NJ 07303-2052
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
       FUNDS                    NAME AND ADDRESS               OWNED OF RECORD    BENEFICIALLY OWNED     PERCENTAGE OF OWNERSHIP
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     Painewebber for the Benefit of                   X                                  8.78% of Class C Shares
                     Mary Ellen Wallis, TTEE Act 4
                     Dislciamer Trust Under Will
                     Michael M M Wallis, Testator
                     1304 Magnolia Drive
                     Indialantic FL 32903-3511
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     Investors Trust Co Cust                          X                                  6.64% of Class C Shares
                     IRA A/C William Clapp
                     2144 Runabout Pl
                     El Cajon CA 92019-4247
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Top 50 Europe        Fidelity Investments Institutional               X                                 44.06% of Class A Shares
                     Operations CO, Inc. (FIIOC) As Agent
                     For Certain Employee Benefit Plans
                     100 Magellan Way KW1C
                     Covington, KY 41015-1999
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     Merrill Lynch Pierce Fenner & Smith              X                                 14.25% of Class A Shares
                     For The Sole Benefit Of Its Cust
                     Attention:  Fund Administration Team
                     4800 Deer Lake Drive E 3/rd/ Floor
                     Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     Bankers Trust Co.                                X                                 12.64% of Class A Shares
                     FBO 2508262424
                     PO Box 9005
                     New York NY 10007

                     Merrill Lynch Pierce Fenner & Smith              X                                 42.62% of Class B Shares
                     For The Sole Benefit Of Its Cust
                     Attention:  Fund Administration Team
                     4800 Deer Lake Drive E 3/rd/ Floor
                     Jacksonville, FL 32246-6484

                     Merrill Lynch Pierce Fenner & Smith              X                                 63.46% of Class C Shares
                     For The Sole Benefit Of Its Cust
                     Attention:  Fund Administration Team
                     4800 Deer Lake Drive E 3/rd/ Floor
                     Jacksonville, FL 32246-6484

                     Janney Montgomery Scott LLC                      X                                  5.52% of Class C Shares
                     A/C 8226-9859
                     Tipperary Qualified Personal
                     1801 Market Street
                     Philadelphia PA 19103-1628

--------------------  ---------------------------------------- ------------------ --------------------- ----------------------------
         FUNDS                   NAME AND ADDRESS               OWNED OF RECORD    BENEFICIALLY OWNED     PERCENTAGE OF OWNERSHIP

--------------------  ---------------------------------------- ------------------ --------------------- ----------------------------
Top 50 Asia           Fidelity Investments Institutional               X                                 44.33% of Class A Shares
                      Operations CO, Inc. (FIIOC) As Agent
                      For Certain Employee Benefit Plans
                      100 Magellan Way KW1C
                      Covington, KY  41015-1999

                      Merrill Lynch Pierce Fenner & Smith              X                                 18.56% of Class A Shares
                      For The Sole Benefit Of Its Cust
                      Attention:  Fund Administration Team
                      4800 Deer Lake Drive E 3/rd/ Floor
                      Jacksonville, FL  32246-6484

                      Deutsche Banc Alex. Brown Inc.                   X                                  6.84% of Class A Shares
                      FBO 247-43403-18
                      PO Box 1346
                      Baltimore MD 21203-1346

                      Merrill Lynch Pierce Fenner & Smith              X                                 38.97% of Class B Shares
                      For The Sole Benefit Of Its Cust
                      Attention:  Fund Administration Team
                      4800 Deer Lake Drive E 3/rd/ Floor
                      Jacksonville, FL  32246-6484

                      NFSC FEBO # 0C8-054380                           X                                 7.42% of Class B Shares
                      John S Bruno TTEE
                      John S Bruno PSP MPP/PS PL DTD
                      01/21/1994
                      2685 Swamp Cabbage Court
                      Fort Myers FL 33901-9331

                      Investment Company Capital Corp.                 X                                 62.80% of Class C Shares
                      Attn: Julie Thomas MS BAL01-1602
                      1 South Street
                      Baltimore MD 21202-3298

                      Merrill Lynch Pierce Fenner & Smith              X                                 18.09% of Class C Shares
                      Mutual Funds Operations
                      Attn: Transfer Supervisor
                      4800 Deer Lake Drive E 3/rd/Floor
                      Jacksonville, FL  32246-6484

                      Jennifer Randall                                 X                                 8.19% of Class C Shares
                      202 Sunset Ln
                      Boscobel WI 53805-1932

                      First Clearing Corp.                             X                                 7.32% of Class C Shares
                      A/C 2071-3776 Robert J Coleman & Dale C
                      Coleman 605 Lenox Ct. Champaign IL
                      61822-7800

----------------------- ---------------------------------------- ------------------ --------------------- --------------------------
         FUNDS                     NAME AND ADDRESS               OWNED OF RECORD    BENEFICIALLY OWNED     PERCENTAGE OF OWNERSHIP

----------------------- ---------------------------------------- ------------------ --------------------- --------------------------
European Mid-Cap        Fidelity Investments Institutional               X                                 31.94% of Class A Shares
                        Operations CO, Inc. (FIIOC) As Agent
                        For Certain Employee Benefit Plans
                        100 Magellan Way KW1C
                        Covington, KY  41015-1999

                        Merrill Lynch Pierce Fenner & Smith              X                                 19.15% of Class A Shares
                        For The Sole Benefit Of Its Cust
                        Attention:  Fund Administration Team
                        4800 Deer Lake Drive E 3/rd/ Floor
                        Jacksonville, FL  32246-6484

                        Merrill Lynch Pierce Fenner & Smith              X                                 50.45% of Class B Shares
                        For The Sole Benefit Of Its Cust
                        Attention:  Fund Administration Team
                        4800 Deer Lake Drive E 3/rd/ Floor
                        Jacksonville, FL  32246-6484

                        Merrill Lynch Pierce Fenner & Smith              X                                 55.40% of Class C Shares
                        For The Sole Benefit Of Its Cust
                        Attention:  Fund Administration Team
                        4800 Deer Lake Drive E 3/rd/ Floor
                        Jacksonville, FL  32246-6484

Japanese Equity         Merrill Lynch Pierce Fenner & Smith              X                                 28.02% of Class A Shares
                        For The Sole Benefit Of Its Cust
                        Attention:  Fund Administration Team
                        4800 Deer Lake Drive E 3/rd/ Floor
                        Jacksonville, FL  32246-6484

                        Atwell & Co.                                     X                                 25.69% of Class A Shares
                        FBO East Coast Realty
                        C/O US Trust Company of NY Peck Slip
                        Station PO Box 2044 New York NY 10008-2044

                        M Gottlieb Associates Inc.                       X                                  5.19% of Class A Shares
                        6009 N Milwaukee Ave.
                        Chicago IL 60646-4797

                        Merrill Lynch Pierce Fenner & Smith              X                                 81.59% of Class B Shares
                        For The Sole Benefit Of Its Cust
                        Attention:  Fund Administration Team
                        4800 Deer Lake Drive E 3/rd/ Floor
                        Jacksonville, FL  32246-6484

                        Lehman Brothers, Inc.                            X                                 54.27% of Class C Shares
                        834-21861-14
                        101 Hudson Street, 31/st/ Floor
                        Jersey City NJ 07302-3915

----------------------- ---------------------------------------- ------------------ --------------------- --------------------------
         FUNDS                     NAME AND ADDRESS               OWNED OF RECORD    BENEFICIALLY OWNED     PERCENTAGE OF OWNERSHIP

----------------------- ---------------------------------------- ------------------ --------------------- --------------------------
                        Investment Company Capital Corp.                 X                                 22.90% of Class C Shares
                        Attn: Julie Thomas MS BAL01-1602
                        1 South Street
                        Baltimore MD 21202-3298

                        Deutsche Banc Alex. Brown Inc.                   X                                 11.99% of Class C Shares
                        FBO 231-77676-10
                        PO Box 1346
                        Baltimore MD 21203

                        National Investor Services FBO                   X                                 5.38% of Class C Shares
                        442-30019-18
                        55 Water Street Fl 32
                        New York NY 10041-0028

     Shareholders owning 25% or more of outstanding Shares may be in control of the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

     Interests in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolios Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in a Portfolio.

     As used in this SAI and the Prospectuses, the term `majority of the outstanding voting securities' (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

     In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures.

     The Declaration of Trust of the Portfolios Trust provides that a Fund and other entities investing in a Portfolio (eg, other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in the Portfolio.

TAX INFORMATION

Federal Taxes
-------------

     Each Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (the `Code') applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal, and possibly state and local, corporate income tax on its net income, and distributions to shareholders will be taxed as ordinary dividend income to the extent of each Fund's earnings and profits.

     Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other Funds will be separate from those realized by any one Fund. Each Fund is entitled to a loss carry-forward, which may reduce the taxable gain that Fund would realize, and to which the shareholder would otherwise be subject, in the future. As of August 31, 2001, the Top 50 US Fund had available capital loss carry-forwards to be utilized to offset future net capital gains.

     To avoid federal excise taxes, the Code requires that a Fund distribute to shareholders by December 31 of each year at least 98% of its taxable ordinary income earned during the calendar year and at least 98% of its capital gain net income earned during the 12 month period ending October 31; plus 100% of any undistributed amounts from the prior year. The Funds intend to make sufficient distributions to avoid these excise taxes, but can give no assurances that all taxes will be eliminated.

     The Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. The Portfolio intends to elect to be treated as a partnership for US federal income tax purposes. As such, the Portfolio generally should not be subject to US taxes.


     In certain cases, the Funds will be required to withhold, at the applicable withholding rates, and remit to the United States Treasury the withheld amount of distributions payable to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) fails to provide a certified statement that such shareholder is a US person (including a US resident alien).

Foreign Investments (All Portfolios except Top 50 US)
-----------------------------------------------------

     If a Portfolio (with the exception of Top 50 US) purchases foreign securities, the investment income of the Portfolio may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolios would be subject. The effective rate of foreign tax cannot be predicted since the amount of a Portfolio's assets to be invested within various countries is uncertain. However, each Portfolio (with the exception of Top 50 US) intends to operate so as to qualify for treaty-reduced tax rates where available.

     If a Portfolio invests in futures contracts, options and certain other investments (such as the stock of certain foreign corporations which are Passive Foreign Investment Companies (PFICs)), the Portfolio may be subject to special tax rules. In a given case, these rules may accelerate income to a Fund, defer its losses, convert short-term capital losses into long-term capital losses, or otherwise affect the character of a Fund's net income. These rules could therefore effect the amount, timing and character of distributions to shareholders.

     If more than 50% of the value of a Portfolio's assets at the end of the tax year is represented by stock or securities of foreign corporations, its corresponding Fund intends to qualify for certain Code stipulations that would allow the Fund to elect to pass-through the pro-rata share of foreign taxes paid by the Fund to the shareholders, who may be able to claim a foreign tax credit or deduction on their US income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

State Taxes
-----------

     Each Fund may be subject to state or local taxes in jurisdictions in which that Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders for state and local tax purposes might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors regarding state or local taxes affecting their investment in a Fund.

Tax Treatment of Reinvestments
------------------------------

     Generally, a reinvestment of the proceeds of a redemption of shares in a Fund will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

Officers and Board of Directors of the Corporation and Trustees of the
----------------------------------------------------------------------
Portfolios Trust
----------------

     The Directors of the Corporation, Trustees of the Portfolios Trust and the executive officers are responsible for managing the Corporation and Portfolios Trust's business affairs and for exercising all the Corporation and Portfolios Trust's powers except those reserved for the shareholders.

     The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

RICHARD R. BURT, Director (2/3/47)

IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10/th/ Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, Partner, McKinsey & Company (consulting), 1991-1994; US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany, 1985-1991.

*RICHARD T. HALE, Director/President (7/17/45)

Managing Director, Deutsche Banc Alex. Brown Inc. (formerly DB Alex. Brown LLC) and Deutsche Asset Management Americas; Director and President, Investment Company Capital Corp. (registered investment advisor); Director and/or President, Deutsche Asset Management Mutual Funds (registered investment companies); Chartered Financial Analyst. Formerly, Director, ISI Family of Funds (registered investment companies).

JOSEPH R. HARDIMAN, Director (5/27/37)

8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Soundview Technology Group, Inc. (investment banking), Corvis Corporation, (optical networks), Brown Investment Advisory & Trust Company (investment advisor), The Nevis Fund (registered investment company) and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated, (now Deutsche Banc Alex. Brown Inc.), 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.), 1976-1985; Director, Flag Investors Emerging Growth Fund, Inc. (now known as Emerging Growth Fund, Inc.) and Flag Investors Short-Intermediate Income Fund, Inc. (now known as Short-Intermediate Income Fund, Inc.) (registered investment companies), resigned 2000.

LOUIS E. LEVY, Director (11/16/32)

26 Farmstead Road, Short Hills, New Jersey 07078. Director, Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Director, Kimberly-Clark Corporation, retired 2000 and Partner, KPMG Peat Marwick, retired 1990.




EUGENE J. McDONALD, Director (7/14/32)

2200 West Main Street, Suite 240, Durham, North Carolina 27705. Executive Vice President, Duke University Investment Counsel; Principal and Chief Investment Officer, Quellos Private Capital Markets, LLC, Seattle, Washington; Founding President and Chief Executive Officer, Duke Management Company (investments); Director, Victory Funds (registered investment companies); Lead Director, National Commerce Financial Corporation (NCF) (banking); Director, RedHat, Inc. (software); and Director, Incara Pharmaceuticals. Advisory Board Member of A.M. Pappas & Associates (life sciences industry) and Ashford Capital Management; and Committee Member of North Carolina Treasurer's Office Investment Advisory Committee. Formerly, Chairman, Winston Hedged Equity Group; Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking), Director, AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies); President, Duke Management Company (investments) and Executive Vice President, Duke University (education, research and health care).

REBECCA W. RIMEL, Director (4/10/51)

The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).

*TRUMAN T. SEMANS, Director 10/27/26)

Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, MD 21202. Vice Chairman, Brown Investment Advisory & Trust Company (investment advisor), Director and Chairman, Virginia Hot Springs, Inc. (property management), and Director of Argonex (biotechnology). Formerly, Managing Director and Vice Chairman, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.); Director, Investment Company Capital Corp. (registered investment advisor) and Director, ISI Family of Funds (registered investment companies).

CARL W. VOGT, Esq., Director (4/20/36)

Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment), and ISI Family of Funds (registered investment companies). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); Interim President of Williams College and President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)

4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, Investment Company Administration LLC; President and Trustee, Trust for Investment Managers (registered investment company); President and Director, First Fund Distributors, Inc. (registered broker-dealer); Director, The Germany Fund, Inc., The New Germany Fund, Inc., and The Central European Equity Fund, Inc.; and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies). Formerly, President, Guinness Flight Investment Funds, Inc. (registered investment companies).


AMY M. OLMERT, Secretary (5/14/63)

Director, Deutsche Asset Management; Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1997-1999 and Senior Manager, Coopers & Lybrand L.L.P. (now
PricewaterhouseCoopers LLP), 1992-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)

Director, Deutsche Asset Management. Formerly, Principal, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999 and Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

CHARLES A. RIZZO, Treasurer (8/5/57)

Director, Deutsche Asset Management; Certified Public Accountant and Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999 and Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1993-1998.
------------------------------

* Messrs. Semans and Hale are directors who are `interested persons' as defined in the 1940 Act.

Directors / Trustees and officers of the Corporation are also directors and officers of some or all of the other investment companies managed, advised, or administered by Investment Company Capital Corporation (`ICCC') or its affiliates. These funds are part of the Deutsche Asset Management Fund Complex (`the Fund Complex'), which includes all the funds that formerly were part of the Flag Investors Fund Complex, as well as other funds. Mr. Semans serves as Chairman of six funds and as a Director of 18 other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds, President of each of the funds in the Fund Complex as well as Director or Trustee of each of the funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Vogt, Levy, McDonald and Wadsworth serve as Directors of 24 funds in the Fund Complex. Mr. Hardiman serves as Director of 22 funds in the Fund Complex. Mr. Rizzo serves as Treasurer for all funds in the Fund Complex. Ms. Olmert serves as Secretary and Mr. Hirsch serves as Assistant Secretary of 24 funds in the Fund Complex.

Neither the Corporation nor the Portfolios Trust requires employees, and none of the executive officers devotes full time to the affairs of the Corporation or Portfolios Trust or receives any compensation from a Fund or a Portfolio.

Some of the Directors of the Corporation are customers of, and have had normal brokerage transactions with, Deutsche Banc Alex. Brown Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

As of December 7, 2001, the Corporation's Directors and Officers as a group owned less than 1% of the Funds' outstanding Class A, Class B, and Class C Shares.

Officers of the Corporation receive no direct remuneration in such capacity from the Corporation. Officers and Directors of the Corporation who are officers or directors of ICCC or its affiliates may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an `interested person' of the Corporation (as defined in the 1940 Act) (an `Independent Director') receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

The following table shows the aggregate compensation payable to each Director/Trustee by the Corporation, the Portfolios Trust and the Fund Complex, respectively, and pension or retirement benefits accrued as part of the Corporation's expenses for the Corporation's fiscal year ended August 31, 2001. As of March 28, 2000, the Corporation and Portfolios Trust joined the Fund Complex, as described below.


                                                                                                             Total
                                                                    Aggregate                            Compensation
                             Name                                  Compensation        Pension or      Payable from the
                                                                   Payable from        Retirement        Corporation,
        Position with Corporation and Portfolios Trust           the Corporation    Benefits Accrued   Portfolios Trust
                                                                  and Portfolios    as Part of Fund      and the Fund
                                                                      Trust             Expenses            Complex
-------------------------------------------------------------------------------------------------------------------------
Richard R. Burt/1/                                                   $756.56/3/            2              $49,500.00
Director/Trustee

Joseph R. Hardiman                                                   $760.81/3/            2              $49,500.00
Director/Trustee

Louis E. Levy                                                        $916.81/3/            2              $59,500.00
Director/Trustee

Eugene J. McDonald                                                   $916.81/3/            2              $59,500.00
Director/Trustee

Rebecca W. Rime                                                      $756.56/3/            2              $49,500.00
Director/Trustee

Truman T. Semans*
Director/Trustee                                                     $     0              $0              $        0

Richard T. Hale*
Director / Trustee / President                                       $     0              $0              $        0
(since December 19, 2000)

Carl W. Vogt/4/                                                      $375.88/3/            2              $   49,500
Director / Trustee

Robert H. Wadsworth/1/                                               $756.56/3/            2              $   49,500
Director/Trustee

_______________________
55

* Messrs. Hale and Semans are directors who are `interested persons' as defined in the 1940 Act.
/1/ Messrs. Burt and Wadsworth were trustees of the original Deutsche Funds and subsequently became directors of Flag Investors Funds, Inc. (now Deutsche Investors Funds, Inc.)

/2/ Certain funds in the Fund Complex have adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Funds for the fiscal year ended August 31, 2001 was $0.
/3/ Of the amounts payable to Ms. Rimel and Messrs. Burt, Hardiman, Levy, McDonald, Vogt and Wadsworth $0 was deferred pursuant a deferred compensation plan.
/4/ Formerly, President of the Funds. Mr. Vogt was elected as Director for the Funds on December 19, 2000.


Certain funds in the Fund Complex, including the Fund described in this Statement of Additional Information, have adopted a Retirement Plan for Directors who are not employees of the Corporation, the Corporation's Administrator or its respective affiliates (the `Retirement Plan'). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 24 funds that have adopted the Retirement Plan based upon the relative net assets of such fund. As of December 31, 2000 Messrs. McDonald and Levy have qualified for, but have not received, benefits.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at August 31, 2001 are as follows: for Mr. McDonald, 9 years; for Mr. Levy, 7 years; for Ms. Rimel and Mr. Vogt, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 year.

                      Estimated Annual Benefits Payable By Fund Complex Upon Retirement
                      -----------------------------------------------------------------
Years of Service                     Chairmen of Audit and Executive Committees                  Other Participants
----------------                     ------------------------------------------                  ------------------
 6 years                                                $ 4,900                                          $ 3,900

 7 years                                                $ 9,800                                          $ 7,800

 8 years                                                $14,700                                          $11,700

 9 years                                                $19,600                                          $15,600

10 years or more                                        $24,500                                          $19,500


Effective February 12, 2001, the Board of Directors of the Corporation, as well as each fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 and 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

Any Director who receives fees from the Corporation is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald, Burt, Wadsworth, Hardiman and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among the funds in the Deutsche Asset Management Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics
--------------

     The Board of Directors of the Corporation and the Portfolios' advisor, Investment Company Capital Corp., have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Corporation's and Advisors' Codes of Ethics permit access persons, as this term is defined in the Code of Ethics, to trade securities that may be purchased or held by a Portfolio for its own accounts, subject to compliance with preclearance procedures. In addition, the Corporation's and Advisors' Codes provide for trading `blackout periods' that prohibit trading by personnel within periods of trading by a Portfolio in the same security. The Corporation's and Advisors' Codes prohibit short term trading profits and personal investment in initial public offerings, and requires prior approval with respect to purchases of securities in private placements. The Codes are on file with and available from the SEC.


     DWS International Portfolio Management GmbH (`DWS International'), the sub-advisor of each of the Portfolios except the Top 50 US Portfolio, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. DWS International's Code permits access persons to trade securities that may be purchased or held by the Portfolios but prohibits front-running, frequent buying and selling, and purchase of restricted list securities without prior approval. DWS International's Code also requires prior approval for personal investments in initial public offerings and prohibits investments in private placements.


     Deutsche Asset Management, Inc. (`DeAM, Inc.'), the sub-advisor of the Top 50 US Portfolio, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. DeAM, Inc.'s Code permits access persons to trade securities that may be purchased or held by the Portfolio for its own accounts, subject to compliance with the Code's preclearance requirements. In addition, DeAM, Inc.'s Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Portfolio in the same security. The Code prohibits short-term trading and personal investment in initial public offerings, and requires prior approval with respect to purchases of securities in private placements.

     The Funds' principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.


Advisor
-------


     Each Fund has not retained the services of an investment manager or advisor since each Fund seeks to achieve its investment objectives by investing all of its investable assets in its corresponding Portfolio.

     On March 27, 2001, the Board of Trustees of Portfolios Trust approved replacing Deutsche Fund Management, Inc. (`DFM') with Investment Company Capital Corp. (`ICCC') as the investment advisor for each Portfolio. Shareholders of the Portfolios had previously provided approval for this change. Effective May 7, 2001, ICCC is the advisor (manager) to each Portfolio.

     ICCC is a Maryland corporation and registered investment advisor. The address for ICCC is One South Street, Baltimore, Maryland 21202. ICCC is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including mutual funds, retail, private and commercial banking, investment banking and insurance. ICCC provides the same services that DFM provided to each Portfolio and is entitled to receive the same rate of compensation that DFM received.

     For its services, ICCC is entitled to receive an annual fee from each Portfolio, which is computed daily and paid monthly, equal to a percentage of the average daily net assets of the Portfolio as follows: 0.85% for Top 50 US Portfolio, European Mid-Cap Portfolio and Japanese Equity Portfolio; and 1.00% for Top 50 World Portfolio, Top

50 Europe Portfolio and Top 50 Asia Portfolio. (See the table entitled 'Fees Paid by the Portfolios Trust' for advisory fees paid by the Portfolio to the Advisor for the last three fiscal years.)

         ICCC, in its capacity as Advisor and Administrator, has contractually agreed through December 31, 2002 to reduce its annual fee, if necessary, or to make payments to each Fund to the extent that its annual expenses do not exceed 1.15% of the Class A Shares' average daily net assets, 1.90% of the Class B Shares' average daily net assets and 1.90% of the Class C Shares' average daily net assets for Top 50 US; and 1.60% of the Class A Shares' average daily net assets, 2.35% of the Class B Shares' average daily net assets and 2.35% of the Class C Shares' average daily net assets for Top 50 World, Top 50 Europe, Top 50 Asia, Japanese Equity and European Mid-Cap.


     Subject to the overall supervision of the Portfolios Trust's Trustees, ICCC is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolios Trust (the Management Agreement), ICCC is permitted, subject to the approval of the Board of Trustees of the Portfolios Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. ICCC has delegated this responsibility to each Portfolio's Sub-Advisor. ICCC retains overall responsibility, however, for supervision of the investment management program for each Portfolio.



Investment Sub-Advisor
----------------------


         On behalf of the Portfolios Trust, ICCC has entered into an investment sub-advisory agreement (Sub-Advisory Agreements) with DWS International Portfolio Management GmbH ('DWS International') for each Portfolio (with the exception of Top 50 US Portfolio) and with DeAM, Inc. for the Top 50 US Portfolio. DWS and DeAM, Inc. are registered investment advisors. It is each Sub-Advisor's responsibility, under the overall supervision of ICCC, to conduct the day-to-day investment decisions of the respective Portfolios, arrange for the execution of portfolio transactions and generally manage each Portfolio's investments in accordance with its investment objective, policies and restrictions. For these services, the respective Sub-Advisor receives from ICCC and not the Portfolios, an annual fee, which is computed daily and may be paid monthly, equal to a percentage of the average daily net assets of each Portfolio as follows: 0.75% for Top 50 World Portfolio, Top 50 Europe Portfolio and Top 50 Asia Portfolio; and 0.60% for Top 50 US Portfolio, European Mid-Cap Portfolio and Japanese Equity Portfolio. (See the table entitled 'Fees Paid by the Portfolios Trust' for sub-advisory fees paid by the Advisor to DeAM, Inc. for the last three fiscal years.) Each Sub-Advisor may waive a portion of the fees it receives from ICCC.


         The Sub-Advisor shall not be liable to the Corporation, Portfolios Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract.

         DWS International, the sub-advisor to each Portfolio except the Top 50 US Portfolio, is a direct wholly owned subsidiary of Deutsche Asset Management Europe GmbH ('DeAM Europe'). DWS Investment GmbH ('DWS Investment') is also a direct wholly owned subsidiary of DeAM Europe. The portfolio managers for the

Portfolios (with the exception of Top 50 US Portfolio) are also portfolio managers for DWS Investment. DeAM Europe and its subsidiaries are known in the financial market as `DWS Group', an Investment Group of Deutsche Bank.

         Other DWS Group entities include subsidiaries based in Luxembourg, Austria, Switzerland, France, Poland and Italy. DWS Group employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management. DWS Group serves as manager and/or investment advisor to more than 200 mutual funds.

         DWS Group was founded in 1956. It is one of the largest fund managers in Europe and the largest mutual fund company in Germany, holding a 23.5% share of the German mutual fund market based on assets under management as of October 31, 2001. DWS Group manages more than $ 76 billion in assets for more than 3 million investors from around the world (as of October 31, 2001). DWS Group's current senior management team has been in place since 1984 and consists of veteran investment professionals who have managed mutual funds through both bear and bull markets.

         DWS Group manages mutual funds that invest in virtually all types of securities, including equities, bonds, money markets and industry sectors. DWS Group has earned a reputation in Europe as an `innovative' mutual fund company because of its introduction of mutual funds that invest in nontraditional sectors (e.g., VentureCap Basket 25+ or New Energies Basket 25+) or seek tax-optimization, among other things. DWS Group is the first mutual fund company in either Europe or the United States to list actively managed funds - often referred to as `exchange traded funds' - on a stock exchange.

         DWS Group is part of an extensive global network of investment management-related businesses comprising Deutsche Bank's asset management and mutual funds organization. DWS Group makes use of Deutsche Bank's global investment network and global resources, including a dedicated team of sector and regional investment managers, specialists and analysts. Many of these investment managers bring to their jobs a unique blend of traditional investment management experience combined with practical, on-the-job industry experience in the industries in which they invest.

BROKERAGE TRANSACTIONS


     The Portfolios Trust trades securities for a Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective. Changes in a Portfolio's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for a Portfolio are made by its portfolio manager who is an employee of the Sub-Advisor. The portfolio manager may serve other clients of the Sub-Advisor in a similar capacity.

     The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Sub-Advisor attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolio and other clients of the Sub-Advisor on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Sub-Advisor normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Sub-Advisor on the tender of a Portfolio's securities in so-called tender or exchange offers.


     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Advisor seeks for each Portfolio in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker - dealers who have furnished statistical, research and other information or services to the Sub-Advisor or the Portfolio or who have sold or are selling Shares of the Fund and other mutual funds distributed by the Distributor, subject to any applicable laws, rules and regulations.


     The investment advisory fee that the Advisor pays to the Sub-Advisors will not be reduced as a consequence of the Sub-Advisors' receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Sub-Advisor, the Sub-Advisor would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

     In certain instances there may be securities that are suitable as an investment for a Portfolio as well as for one or more of the Sub-Advisor's other clients. Investment decisions for a Portfolio and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Portfolio. When purchases or sales of the same security for a Portfolio and for other portfolios managed by the Sub-Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

     Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities, options or futures transactions when, in the judgment of the Sub-Advisors, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants. As one of the principal brokers for the Portfolios, Deutsche Bank AG or its affiliates may receive brokerage commissions or other transaction-related compensation from the Portfolios.


     The Sub-Advisor may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by the Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

         On August 31, 2001, the Portfolio owned securities of the following regular broker/dealers:




             PORTFOLIO           BROKER / DEALER                   AMOUNT OWNED
             -------------------------------------------------------------------
             Top 50 US           J.P. Morgan Chase & Co.             $ 829,370
                                 Lehman Brothers Holding, Inc.       $ 525,200
             Top 50 Europe       Credit Suisse Group                 $ 467,643
             Top 50 Asia         HSBC Holdings PLC                   $ 470,307
                                 Nomura Securities Co., Ltd          $ 170,184
             Top 50 World        Morgan Stanley Dean Witter & Co.    $ 426,800
             Japanese Equity     Nomura Securities Co., Ltd          $ 221,239
             European Mid-Cap                ----------              ---------


For the fiscal year ended August 31, 2001, the Portfolios paid $782 in brokerage commissions to Deutsche Bank London, an affiliated broker, which represents 0.15% of the aggregate brokerage commissions paid and 16.96% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 2001, the Portfolios paid $465 in brokerage commissions to Deutsche Bank Frankfurt, an affiliated broker, which represents 0.09% of the aggregate brokerage commissions paid and 10.08% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 2001, the Portfolios paid $2,913 in brokerage commissions to Deutsche Bank - New York, an affiliated broker, which represents 0.58% of the aggregate brokerage commissions paid and 63.13% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 2001, the Portfolios paid $402 in brokerage commissions to Deutsche Bank Securities Limited - Tokyo, Japan, an affiliated broker, which represents 0.08% of the aggregate brokerage commissions paid and 8.70% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 2001, the Portfolios paid $52 in brokerage commissions to DB Clearing Services, an affiliated broker, which represents 0.01% of the aggregate brokerage commissions paid and 1.13% of the aggregate principal amount of trades by affiliated brokers.

ADMINISTRATOR

     ICCC, also provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate each Fund. The Administrator, among other things, (i) prepares, files and maintains each Fund's governing documents, registration statements and regulatory documents;
(ii) prepares and coordinates the printing of publicly disseminated documents;
(iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews each Fund's expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials. ICCC provides these services at the following annual rate of the average aggregate daily net assets of each Fund as specified below:

 Maximum Administrative Fee*     Average Aggregate Daily Net Assets of each Fund
================================================================================
 0.065 of 1%                     on the first $200 million
--------------------------------------------------------------------------------
 0.0525 of 1%                    on assets in excess of $200 million
--------------------------------------------------------------------------------
*The Administrator receives a minimum annual fee of $75,000.

Operations Agent
----------------


     ICCC serves as operations agent to the Portfolios. The Operations Agent of the Portfolios, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolios Trust; (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Advisor; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims. ICCC provides these services at the annual rate of 0.035% of the average daily net assets of each Portfolio. (See the table below entitled 'Fees Paid by the Portfolios Trust' for operations agent fee paid by each Portfolio to ICCC for the last three fiscal years.)


     The operations agency fee received for each Portfolio, during any fiscal year, shall be at least $60,000. The operations agency fee received for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, shall be at least $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent and the Administrator.

Administrative Agent
--------------------

     ICCC serves as sub-administrative agent to the Portfolios.* The Administrative Agent, (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budgets; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolios Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns; and
(ix) maintains the investor register. ICCC provides these services at the following annual rate of the average aggregate daily net assets of each Portfolio as specified below:

* As of September 1, 2000. Previously, IBT Fund Services (Canada) Inc. ('IBT') and Federated Services Company served as sub-administrators. On April 1, 2000, IBT and ICCC served as sub-administrators.

 Maximum Administrative Agent Fee*        Average Aggregate Daily Net Assets of each Portfolio
==============================================================================================
 0.025 of 1%                              on the first $200 million
----------------------------------------------------------------------------------------------
 0.02 of 1%                               on the next $800 million
----------------------------------------------------------------------------------------------
 0.01 of 1%                               on assets in excess of $1 billion
----------------------------------------------------------------------------------------------

*The administrative agency fee received for the Portfolio shall be at least
 $50,000.

(See the table below entitled 'Fees Paid by the Portfolios Trust' for administrative agent fee paid by each Portfolio to ICCC for the last three fiscal years.)

CUSTODIAN AND FUND ACCOUNTANT

     Investors Bank & Trust Company (`IBT Co.') is custodian for the securities and cash of each Fund's and each Portfolio's assets. Foreign instruments purchased by the Portfolios are held by various sub-custodial arrangements employed by IBT Co. IBT Fund Services (Canada) Inc. (`IBT') provides fund accounting services to the Funds and the Portfolios including: (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code. IBT Co. and IBT provides these services at the following annual rate of the average aggregate daily net assets of each Portfolio as specified below:


Maximum Custody and Accounting Fee*               Average Aggregate Daily Net Assets of each Portfolio
------------------------------------------------------------------------------------------------------------
0.020 of 1%                                       on the first $200 million
------------------------------------------------------------------------------------------------------------
0.015 of 1%                                       on the next $800 million
------------------------------------------------------------------------------------------------------------
0.010 of 1%                                       on assets in excess of $1 billion
------------------------------------------------------------------------------------------------------------


*The custodian fee received for each Portfolio shall be at least $40,000.

For the fiscal year ended August 31, 2001, IBT Co. and IBT were paid the following as compensation for providing custody and accounting services:


                      ------------------------------------------------
                                                        Custody and
                                Portfolio             Accounting Fees
                      ------------------------------------------------
                      Top 50 US Portfolio                     $57,917
                      ------------------------------------------------
                      Top 50 Europe Portfolio                 $86,871
                      ------------------------------------------------
                      Top 50 Asia Portfolio                   $91,587
                      ------------------------------------------------
                      Top 50 World Portfolio                  $81,919
                      ------------------------------------------------
                      Japanese Equity Portfolio               $76,891
                      ------------------------------------------------
                      European Mid-Cap Portfolio              $94,596
                      ------------------------------------------------


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     ICCC maintains all necessary shareholder records. Each Fund pays the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders. As compensation for these services, the Portfolios pays ICCC an $18,000 base fee per class per Fund; up to $10.00 for open accounts per account per year; and $1.80 for closed accounts per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended August 31, 2001, ICCC's fee was $343,576 for Top 50 US, Top 50 World, Top 50 Europe, Top 50 Asia, Japanese Equity and European Mid-Cap Funds. For the period April 7, 2000 through August 31, 2000 ICCC's fee was $49, 747. Prior to April 7, 2000, Federated Shareholder Services Company served as transfer agent and dividend disbursing agent for the Portfolios and operated under a similar fee structure.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP is the independent accountant for the Corporation and Portfolios Trust. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for each Fund or Portfolio, as the case may be.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Funds and the Portfolios Trust.

                                                FEES PAID BY THE PORTFOLIOS TRUST
            --------------------------------------------------------------------------------------------------------------
                                              SERVICES FOR FISCAL YEAR ENDED AUGUST 31,
------------------------------------------------------------------------------------------------------------------------------------

                      Manager Fee                   Sub-Advisory Fee*           Operations Agent Fee        Administrative Agent Fee
 Portfolio
  Name
            -----------------------------------------------------------------------------------------------------------------------
                2001      2000      1999      2001      2000      1999      2001     2000      1999      2001      2000     1999
-----------------------------------------------------------------------------------------------------------------------------------
   Top 50
     US       $311,150  $240,525  $210,939  $164,727  $126,198  $107,156  $ 60,000 $ 59,980  $116,881  $ 50,000  $ 49,583 $ 44,583
 Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
   Top 50
   Europe     $331,182  $397,086  $272,729  $ 54,545  $ 65,399  $ 47,461  $ 60,000 $ 59,926  $114,606  $ 50,000  $ 49,583 $ 44,583
 Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
   Top 50
    Asia      $393,675  $826,934  $389,911  $ 67,836  $142,492  $ 57,526  $ 60,000 $ 60,166  $110,830  $ 50,000  $ 49,583 $ 44,582
 Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
   Top 50
   World      $297,757  $318,965  $153,724  $ 47,462  $ 50,843  $ 23,057  $ 60,000 $ 59,865  $120,354  $ 50,000  $ 49,486 $ 44,697
 Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
  Japanese
   Equity     $ 97,335  $192,297  $ 54,632  $ 12,024  $ 21,369  $  7,713  $ 60,000 $ 59,883  $121,732  $ 50,000  $ 49,583 $ 44,583
 Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
  European
  Mid-Cap     $399,103  $435,338  $188,736  $ 56,344  $ 63,942  $ 26,595  $ 60,000 $ 59,916  $112,867  $ 50,000  $ 49,583 $ 44,583
 Portfolio
-----------------------------------------------------------------------------------------------------------------------------------



       * The Sub-Advisory fee was paid by the Advisor out of the advisory fee it received from the Portfolios.


                                                        FEES PAID BY THE FUNDS
                    ------------------------------------------------------------------------------------------------
                                        SERVICES FOR THE FISCAL YEAR ENDED AUGUST 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                            Administrative Fee                             Brokerage Commissions

FUND NAME                           2001             2000            1999           2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------------------
Top 50 US Fund                    $ 75,187        $ 74,833        $  3,116        $ 29,820        $ 38,406        $ 39,461
-----------------------------------------------------------------------------------------------------------------------------------
Top 50 World Fund                 $ 75,191        $ 74,857        $  1,305        $ 59,553        $112,479        $ 45,307
-----------------------------------------------------------------------------------------------------------------------------------
Top 50 Europe Fund                $ 75,176        $ 74,814        $  5,807        $ 63,188        $ 71,653        $ 86,609
-----------------------------------------------------------------------------------------------------------------------------------
Top 50 Asia Fund                  $ 75,184        $ 74,854        $  7,197        $211,328        $247,976        $214,463
-----------------------------------------------------------------------------------------------------------------------------------
Japanese Equity Fund              $ 75,192        $ 74,857        $  2,699        $ 59,964        $148,716        $ 55,077
-----------------------------------------------------------------------------------------------------------------------------------
European Mid-Cap Fund             $ 75,174        $ 74,811        $ 10,716        $ 82,434        $ 89,331        $ 70,019
-----------------------------------------------------------------------------------------------------------------------------------



       Front-End Sales Charge Reallowances (Class A Shares for the Fund)
       -----------------------------------------------------------------

       The distributor receives a front-end sales charge on certain share sales. The distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The distributor retains any portion not paid to an investment professional.


            -------------------------------------------------------------------------------------------------
                                                       For the Fiscal year ended August 31, 2001
                                      -----------------------------------------------------------------------
                                                               12b-1 Fee       Shareholder Services Fee
                                      -----------------------------------------------------------------------
                                                         Class A   Class B   Class C   Class B   Class C
             Fund Name                                   Shares    Shares    Shares    Shares    Shares
            -------------------------------------------------------------------------------------------------
             Top 50 US Fund                              $34,301   $42,234   $ 4,719   $14,078   $ 1,573
            -------------------------------------------------------------------------------------------------
             Top 50 World Fund                           $ 7,126   $22,203   $ 1,239   $ 7,401   $   413
            -------------------------------------------------------------------------------------------------
             Top 50 Europe Fund                          $14,864   $41,948   $ 7,633   $13,983   $ 2,544
            -------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------
        Top 50 Asia Fund                        $53,095       $17,331     $   909     $ 5,777         $  303
        ----------------------------------------------------------------------------------------------------
        Japanese Equity Fund                    $ 3,520       $30,555     $ 1,925     $10,185         $  642
        ----------------------------------------------------------------------------------------------------
        European Mid-Cap Fund                   $42,798       $62,289     $19,133     $20,763         $6,378
        ----------------------------------------------------------------------------------------------------
        Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing
        (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of shares.


HOW DO THE FUNDS MEASURE PERFORMANCE?


     The Funds may advertise Share performance by using the SEC's standard method for calculating performance applicable to all mutual funds. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

     P(1 + T)n = ERV

     Where: P = a hypothetical initial payment of $1,000

            T = average annual total return

            n = number of years (1, 5 or 10)

            ERV = ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-,5- or 10-year periods.

The SEC also permits this standard performance information to be accompanied by non-standard performance information.

     Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

     Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.


Average Annual Total Returns and Yield
--------------------------------------


Total returns given for the last fiscal year or since inception period ended August 31, 2001.

------------------------------------------------------------------------------------------------------------------------------------
Fund name                          Average Annual Total Return                              Average Annual Total Return
                                   without Sales Charges/CDSC                                 with Sales Charges/CDSC
                      --------------------------------------------------------------------------------------------------------------
                       Class A Shares     Class B Shares     Class C Shares    Class A Shares      Class B Shares     Class C Shares
                         One Year/          One Year/          One Year/         One Year/           One Year/          One Year/
                      Since Inception     Since Inception   Since Inception    Since Inception    Since Inception    Since Inception
------------------------------------------------------------------------------------------------------------------------------------
Top 50                    (40.73)%           (41.21)%           (41.18)%          (43.99)%            (44.15)%           (41.77)%
US Fund/1/                  1.48%             (3.03)%            (0.62)%            0.02%              (3.88)%            (0.62)%
------------------------------------------------------------------------------------------------------------------------------------
Top 50                    (25.47)%           (26.09)%           (26.05)%          (29.57)%            (29.79)%           (26.79)%
Europe Fund/2/             (0.46)%            (4.38)%            (2.23)%           (1.89)%             (5.23)%            (2.23)%
------------------------------------------------------------------------------------------------------------------------------------
Top 50                    (38.70)%           (39.16)%           (39.14)%          (42.07)%            (42.20)%           (39.75)%
Asia Fund/3/                2.11%              5.77%            (31.70)%            0.63%               4.97%            (31.70)%
------------------------------------------------------------------------------------------------------------------------------------
Top 50                    (32.75)%           (33.25)%           (33.25)%          (36.45)%            (36.58)%           (33.92)%
World Fund/4/               1.67%             (1.97)%           (25.19)%            0.21%              (2.86)%           (25.19)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Fund name                          Average Annual Total Return                              Average Annual Total Return
                                   without Sales Charges/CDSC                                 with Sales Charges/CDSC
                      --------------------------------------------------------------------------------------------------------------
                       Class A Shares     Class B Shares     Class C Shares    Class A Shares      Class B Shares     Class C Shares
                         One Year/          One Year/          One Year/         One Year/           One Year/          One Year/
                      Since Inception     Since Inception   Since Inception    Since Inception    Since Inception    Since Inception
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Japanese                  (37.79)%           (38.32)%           (38.27)%          (41.21)%            (41.40)%           (38.39)%
Equity Fund/5/              6.11%             13.87%            (30.30)%            4.56%              13.12%            (30.31)%

------------------------------------------------------------------------------------------------------------------------------------
European Mid-Cap          (44.09)%           (44.48)%           (44.46)%          (47.17)%            (47.26)%           (45.02)%
Cap Fund/6/                 0.23%             (3.99)%            (4.05)%           (1.22)%             (4.84)%            (4.05)%
------------------------------------------------------------------------------------------------------------------------------------


   /1/ Inception Dates: Class A Shares - October 2, 1997
                        Class B Shares - March 18, 1998
                        Class C Shares - September 2, 1998

   /2/ Inception Dates: Class A Shares - October 2, 1997
                        Class B Shares - March 30, 1998
                        Class C Shares - September 2, 1998

   /3/ Inception Dates: Class A Shares - October 14, 1997
                        Class B Shares - May 5, 1998
                        Class C Shares - May 31, 2000

   /4/ Inception Dates: Class A Shares - October 2, 1997
                        Class B Shares - May 4, 1998
                        Class C Shares - May 31, 2000

   /5/ Inception Dates: Class A Shares - October 20, 1997
                        Class B Shares - August 10, 1998
                        Class C Shares - May 31, 2000

   /6/ Inception Dates: Class A Shares - October 17, 1997
                        Class B Shares - March 30, 1998
                        Class C Shares - September 2, 1998


Total Return
------------

     Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

     The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.


     When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

Yield
-----

     The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

     To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Performance Comparisons
-----------------------

     From time to time, a Fund may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for the Fund may be obtained by calling 1-800-730-1313.

     Advertising and sales literature may include:

     . references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

     . charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

     . discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

     . information about the mutual fund industry from sources such as the Investment Company Institute.


     General
     The performance of each of the classes of Fund Shares will vary from time to time depending upon market conditions, the composition of a Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.


     Comparative performance information may be used from time to time in advertising a Fund's Shares, including appropriate market indices or data from Lipper, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

     The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

     Information and Comparisons Relating to the Funds, Secondary Market Trading, Net Asset Size, Performance and Tax Treatment
     Information regarding various aspects of each Fund, including the net asset size thereof, as well as the performance and the tax treatment of Fund Shares, may be included from time to time in advertisements, sales literature and other communications as well as in reports to current or prospective investors.

     Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques.

     Information regarding the net asset size of a Fund may be stated in communications to prospective or current investors for one or more time periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of Fund Shares outstanding as of one or more time periods. Factors integral to the size of a Fund's net assets, such as the volume and activity of purchases and redemptions of Fund Shares, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages. Information may be provided to investors regarding capital gain distributions by the Fund, including historical information relating to such distributions. Comparisons between the Funds and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, including the expected effects of differing levels of portfolio adjustments on such distributions and the potential tax consequences thereof.


     Information may also be provided in communications to prospective or current investors comparing and contrasting the relative advantages of investing in Fund Shares as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (eg, stock index mutual funds). Such information may include comparisons of costs, expense ratios, expressed either in dollars or basis points, securities lending activities, permitted investments and hedging activities (eg, engaging in options or futures transactions), price volatility and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios as the foregoing relate to the comparison of Fund Shares to other investment vehicles, current economic financial and political conditions, investment philosophy or techniques or the desirability of owning Fund Shares. Such information may be provided both before and after deduction of sales charges.


     Information on the performance of a Fund on the basis of changes in net asset value per Fund Share, with or without reinvesting all dividends and/or any distributions of capital in additional Fund Shares, may be included from time to time in the Fund's performance reporting. The performance of a Fund may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt funds) or mutual funds such as those reported by Lipper, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures, or of the NYSE Composite Index, the American Stock Exchange Index (indices of stocks traded on the NYSE and the American Stock Exchange, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks), any widely recognized foreign stock and bond index or similar measurement standards during the same period of time.



     Information relating to the relative net asset value performance of Fund Shares may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, ADRs, long and intermediate term corporate and government bonds, Treasury bills, futures contracts, the rate of inflation in the United States (based on the Consumer Price Index (`CPI') or other recognized indices) and other capital markets and combinations thereof. Historical returns of the capital markets relating to a Fund may be provided by independent statistical studies and sources, such as those provided to Ibbotson Associates. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. For example, performance of Fund Shares may be compared to the performance of selected asset classes such as short-term US Treasury bills, long-term US Treasury bonds, long-term corporate bonds, mid-capitalization stocks, small capitalization stocks and various classes of foreign stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of Fund Shares may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of Fund Shares and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either Fund Shares or the asset classes chosen for such comparisons.

     You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

     . European Mid-Cap Fund may be compared to the DAX Composite Index (`CDAX'), Financial Times (`FT')/Standard & Poor's Medium-Small Cap Europe Index, Deutscher Aktien Index (`DAX'), Mid-Cap Deutscher Aktien Index (`MDAX'), DSX Mid-Cap and the Morgan Stanley Capital Index (`MSCI') - Europe Index;

     . Japanese Equity Fund may be compared to the Tokyo Price Index (`TOPIX'), Nikkei-225 Index, and the MSCI Japan Index;

     .   Top 50 World Fund may be compared to the MSCI-World Index;

     .   Top 50 Europe Fund may be compared to the MSCI-Europe Index;

     . Top 50 Asia Fund may be compared to the MSCI Pacific Index and MSCI Pacific ex Japan Index;

     .   Top 50 US Fund may be compared to Standard & Poor's 500 Index.

     Each index is an unmanaged index of common security prices, converted into US dollars where appropriate. Any index selected by the Fund for information purposes may not compute total return in the same manner as the Fund and may exclude, for example, dividends paid, as well as brokerage and other fees.

     Information comparing the portfolio holdings relating to a particular Fund with those of relevant stock indices or other investment vehicles, such as mutual funds or futures contracts, may be advertised or reported by the Fund. Equity analytic measures, such as price/earnings ratio, price/book value and price/cash flow and market capitalizations, may be calculated for the portfolio holdings and may be reported on an historical basis or on the basis of independent forecasts.


     Information may be provided by a Fund on the total return for various composites of different funds. These composite returns might be compared to other securities or indices utilizing any of the comparative measures that might be used for individual Fund, including correlations, standard deviation, and tracking error analysis.

     Past results may not be indicative of future performance. The investment return and net asset value of Shares of each Fund will fluctuate so that the Shares, when redeemed, may be worth more or less than their original cost.

     Economic and Market Information

     Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. For example, such advertisements and/or sales literature may include statements such as the following setting forth the Manager's views on certain trends and/or opportunities: European companies are among the world's strongest from which an investor could derive potential benefits by investing in high-quality European companies with strong balance sheets; Europe's stock markets are growing quickly because Europeans are turning to equities, seeking higher long-term return potential, which creates opportunities for non-European investors; the advent of the European Monetary Union, and the resultant single currency is expected to spur dramatic change by galvanizing Europe into a single, globally competitive economy; and European companies are working to improve shareholder value through restructuring aimed at operating more efficiently and meeting performance targets. Such discussions may also take the form of commentary on these developments by Fund or Portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

FINANCIAL INFORMATION

     The Financial Statements, including notes thereto and the report of PricewaterhouseCoopers LLP for the Funds for the fiscal year ended August 31, 2001, were audited by PricewaterhouseCoopers LLP and are incorporated herein by reference to the Annual Reports to Shareholders of Top 50 World Fund (formerly, Flag Investors Top 50 World), Top 50 Asia Fund (formerly, Flag Investors Top 50
Asia), Top 50 Europe Fund (formerly, Flag Investors Top 50 Europe), Top 50 US Fund (formerly Flag Investors Top 50 US), European Mid-Cap Fund (formerly, Flag Investors European Mid-Cap Fund), and Japanese Equity Fund (formerly, Flag Investors Japanese Equity Fund), series of Deutsche Investors Funds, Inc. (formerly Flag Investors Funds, Inc. and prior to that Deutsche Funds, Inc.) filed with the SEC, dated August 31, 2001.

                                   APPENDIX A

Member States of the European Union

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, United Kingdom

Organization for Economic Cooperation and Development Members

Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

Exchanges in European countries which are not Member States European Union and not States Party to the Convention on the European Economic Area.

Czech Republic
Prague

Hungary
Budapest

Poland*
Warsaw

Slovakia
Bratislavia

Switzerland
Basel, Geneva, Zurich

Exchanges in Non-European countries**
Argentina
Buenos Aires

Australia
ASX (Sydney, Hobart, Melbourne, Perth)

Brazil
Sao Paulo, Rio de Janiero

Canada
Toronto, Vancouver, Montreal

Chile
Santiago

Hong Kong
Hong Kong Stock Exchange

India
Mumbai, Calcutta, Delhi, Madras

Indonesia
Jakarta

Japan
Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

Malaysia
Kuala Lumpur

Mexico
Mexico City

New Zealand
Wellington Christchurch/Invercargill, Auckland

Peru
Lima

Philippines
Manila

Singapore
Singapore

South Africa
Johannesburg

South Korea
Seoul

Taiwan
Taipei

Thailand
Bangkok

USA
American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

Regulated Markets in countries which are not members of the European Union and not contracting states of the treaty on the European Economic Area
Canada***

Over-the-Counter Market

Japan***
Over-the-Counter Market

South Korea***
Over-the Counter Market

Switzerland
Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich

United States***

NASDAQ-System
Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.)

* Top 50 World, Top 50 Europe, Top 50 Asia, and European Mid-Cap Only. ** Not applicable to the European Mid-Cap Fund.
*** European Mid-Cap Fund Only

                                 APPENDIX B

STANDARD & POOR'S

Long-Term Debt Rating Definitions
AAA--The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--A very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--A strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Regarded as having an adequate capacity to pay interest and repay principal. Although normally exhibiting adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Less near-term vulnerability to default than other speculative issues. However, faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--A greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--A currently identifiable vulnerability to default, and dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, not likely to have the capacity to pay interest and repay principal. Also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.

CC--Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--Typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. May be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Commercial Paper (CP) Ratings
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--Indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Short-Term Municipal Obligation Ratings
A Standard & Poor's (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

Variable Rate Demand Notes (VRDNS) And Tender Option Bonds (TOBS) Ratings
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

MOODY'S INVESTORS SERVICE

Long-Term Bond Rating Definitions
Aaa--Judged to be of the best quality. The smallest degree of investment risk and generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Judged to be of high quality by all standards. Together with the Aaa group, comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Possess many favorable investment attributes and considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Considered as medium-grade obligations (ie, neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Judged to have speculative elements; future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

Ca--Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--The lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper Ratings
P-1--A superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--A strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Short-Term Municipal Obligation Ratings
Moody's Investor Service (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--Denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--Denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Variable Rate Demand Notes (VRDNs) and Tender Option Bonds (TOBS) Ratings Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

FITCH, INC.

Long-Term Debt Rating Definitions
AAA--Investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Imminent default in payment of interest or principal.

Short-Term Debt Rating Definitions
F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Commercial Paper Rating Definitions
FITCH-1--(Highest Grade) Regarded as having the strongest degree of assurance for timely payment. FITCH-2--(Very Good Grade) Assurance of timely payment only slightly less in degree than the strongest issues.

Long-Term Debt Ratings
NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's.

Other Considerations
Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer;
(ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

                                    ADDRESSES

Top 50 US Fund
Top 50 Europe Fund
Top 50 Asia Fund
Top 50 US Fund
European Mid-Cap Fund
Japanese Equity Fund
One South Street
Baltimore, Maryland 21202

Investment Advisor
Investment Company Capital Corp.
One South Street
Baltimore, MD 21202

Deutsche Asset Management, Inc.
280 Park Avenue
New York, New York 10017

Distributor
ICC Distributors, Inc.
2 Portland Square
Portland, Maine 04101

Administrator, Transfer Agent and Dividend Disbursing Agent
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

Custodian
Investors Bank & Trust Co.
200 Clarendon Street
Boston, Massachusetts 02116

Independent Accountants
PricewaterhouseCoopers LLP
250 W. Pratt Street
Baltimore, Maryland 21201

Legal Counsel
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

PART C. OTHER INFORMATION.

ITEM 23. EXHIBITS:

   (a) (i)   Copy of Articles of Amendment and Restatement of the Registrant;
             (2)

       (ii)  Conformed copy of Articles of Amendment; (6)

       (iii) Conformed copy of Articles Supplementary of Registrant; (6)

       (iv)  Conformed copy of Articles of Amendment Certificate of
             Correction; (6)

       (v)   Conformed copy of Articles of Amendment; (8)

       (vi)  Conformed copy of Articles of Amendment; (12)

       (vii) Conformed copy of Articles Supplementary; (12)

   (b) (i)   Copy of By-Laws of the Registrant; (1)

       (ii)  Copy of Amendment #1 to the By-Laws; (9)

   (c) Copy of Specimen Certificate for shares of common stock of the Registrant; (5)

   (d) (i)   Copy of Investment Advisory Agreement of the Registrant; (2)

       (ii) Conformed Copy of Investment Advisory Agreement between Deutsche Investors Portfolios Trust and ICCC; (+)

       (iii) Conformed Copy of Sub-Advisory Agreement among Deutsche Investors Portfolios Trust , Deutsche Asset Management, Inc. and ICCC; (+)

       (iv)  Form of Expense Limitation Agreements between Registrant and
             ICCC;(+)

   (e) (i) Conformed copy of Distributor's Contract including Exhibits A and B thereto; (4)

       (ii)  Conformed copy of Exhibit C to the Distributor's Contract; (6)

       (iii) Form of Distribution Agreement including Appendix A and B thereto; (7)

       (iv)  Conformed copy of Mutual Funds Sales and Service Agreement; (4)

   (f) Not applicable;

   (g) (i) Conformed copy of Custodian Agreement between Investors Bank and Trust and the Registrant; (4)

       (ii) Custodian Agreement between Deutsche Portfolios and Investors Bank and Trust Company; (5)

        (iii) Conformed copy of Delegation Agreement between Deutsche Portfolios and Investors Bank and Trust Company including Appendix A-D;
         (6)

     (h)(i) Conformed copy of Master Services Agreement between Investment Company Capital Corporation and the Registrant dated September 1, 2000, amended through July 6, 2001; (+)

        (ii) Conformed copy of Fund Accounting Agreement between IBT Fund Services (Canada) Inc. and the Registrant; (4)

         (iii) Conformed copy of Appendix A-C to Fund Accounting Agreement between IBT Fund Services (Canada) Inc. and the Registrant; (6)

         (iv)  Conformed copy of Services Agreement; (4)

         (v)   Form of Amendment #1 to Exhibit 1 of the Services Agreement; (6)

         (vi) Conformed copy of Letter Agreement between Deutsche Investors Funds, Inc. (formerly Flag Investors Funds, Inc.) and ICCC; (11)

     (i) (i)  Opinion of Counsel as to legality of shares being registered; (11)
         (ii) Consent of Counsel (+)

     (j) Consent of Independent Accountants; (+)

     (k) Not applicable;

     (l) Copy of investment representation letters from initial shareholders;
         (3)

     (m) (i)  Conformed copy of Distribution and Services Plan; (4)

         (ii) Conformed copy of Exhibit C to the Distribution and Service Plan;
         (6)

     (n) Not applicable.

     (o) Conformed copy of Amended and Restated Multiple Class Plan including Exhibit A; (10)

     (p) Codes of Ethics

         (i)     Code of Ethics of Registrant; (+)
         (ii)    Investment Company Capital Corp.; (11)
         (iii)   DWS International Portfolio Management GmbH Code of Ethics; (+)
         (iv)    Deutsche Asset Management, Inc. Code of Ethics; (+)

     (q) Conformed copy of Powers of Attorney. (13)
     --------------------------------------------------------------------
     (+): filed electronically herewith.

   1. Response is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on May 23, 1997. (File Nos.333-7008 and 811-8227).
   2. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 4 on Form N-1A filed on August 1, 1997 (File Nos. 333-7008 and 811-8227).
   3. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 6 on Form N-1A filed on September 23, 1997. (File Nos. 333-7008 and 811-8227).
   4. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed on April 13, 1998. (File Nos. 333-7008 and 811-8227)
   5. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 2 on Form N-1A filed on September 1, 1998. (File Nos. 333-7008 and 811-8227).
   6. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed on November 2, 1998. (File Nos. 333-7008 and 811-8227).
   7. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 5 on Form N-1A filed on October 29, 1999. (File Nos. 333-7008 and 811-8227).
   8. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 6 on Form N-1A filed on December 30, 1999. (File Nos. 333-7008 and 811-8227).
   9. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 8 on Form N-1A filed on March 31, 2000. (File Nos. 333-7008 and 811-8227).
  10. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed on June 1, 2000 (File Nos. 333-7008 and 811-8227).
  11. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed on December 29, 2000 (File Nos. 333-7008 and 811-8227).
  12. Response is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on March 30, 2001 (File No. 333-7008 and 811-8227).
  13. Response is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on December 11, 2001 (File Nos.
       333-7008 and 811-8227).


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

None

ITEM 25. INDEMNIFICATION:

Reference is made to Article EIGHT of Registrant's Articles of Amendment and Restatement.

Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

Not applicable.

ITEM 27. PRINCIPAL UNDERWRITERS:

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Emerging Growth Fund, Inc. (formerly, Flag Investors Emerging Growth Fund, Inc.), Deutsche Asset Management Total Return U.S. Treasury Fund Shares (formerly the Flag Investors Total Return U.S. Treasury Fund Shares) of Total Return U.S. Treasury Fund, Inc., Deutsche Asset Management Managed Municipal Fund Shares (formerly the Flag Investors Managed Municipal Fund Shares) of Managed Municipal Fund, Inc., Short-Intermediate Income Fund, Inc. (formerly, Flag Investors Short-Intermediate Income Fund, Inc.) Flag Investors Value Builder Fund, Inc., Real Estate Securities Fund, Inc. (formerly, Flag Investors Real Estate Securities Fund, Inc.), Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds, Inc. (formerly, Flag Investors International Fund, Inc.), Deutsche Investors Funds, Inc. (formerly, Flag Investors Funds, Inc.), Deutsche Investors Portfolios Trust (formerly, Flag Investors Portfolios Trust), and Morgan Grenfell Investment Trust.

(b)


             (1)                                      (2)                                    (3)
----------------------------------------------------------------------------------------------------------------
Names and Principal Business             Position and Offices with               Position and Offices with
Addresses*                               Principal Underwriter **                Registrant
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
John Y. Keffer                           President                               None
----------------------------------------------------------------------------------------------------------------
David I. Goldstein                       Secretary                               None
----------------------------------------------------------------------------------------------------------------
Benjamin L. Niles                        Vice President                          None
----------------------------------------------------------------------------------------------------------------
Nanette K. Chern                         Chief Compliance Officer                None
----------------------------------------------------------------------------------------------------------------
Ronald H. Hirsch                         Treasurer                               None
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Frederick Skillin                      Assistant Treasurer                      None
-------------------------------------------------------------------------------------------------------
Dana A. Lukens                         Assistant Secretary                      None
-------------------------------------------------------------------------------------------------------


* Two Portland Square                       **ICC Distributors, Inc.
  Portland, ME 14101

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:


Deutsche Investors Funds, Inc....................................      One South Street
                                                                       Baltimore, MD 21202

Deutsche Asset Management, Inc...................................      280 Park Avenue
(Sub-Advisor)                                                          New York, NY 10017

ICC Distributors, Inc. (Distributor).............................      Two Portland Square
                                                                       Portland, ME 04101

Investment Company Capital Corp..................................      One South Street
(Advisor, Transfer Agent, Administrator)                               Baltimore, MD 21202

IBT Fund Services (Canada) Inc...................................      One First Place
(Fund Accountant)                                                      King Street West,
                                                                       Suite 2800 P.O. Box 231
                                                                       Toronto, Ontario M5X1C8

Investors Bank & Trust Co........................................      200 Clarendon Street
(Custodian)                                                            Boston, MA 02116




ITEM 29. MANAGEMENT SERVICES:

Not applicable

ITEM 30. UNDERTAKINGS: Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Directors and the calling of special shareholder meetings by shareholders.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 23 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 28th day of December, 2001.

                         Deutsche Investors Funds, Inc.

                                       By: /s/Richard T. Hale*
                                           -------------------
                                           Richard T. Hale, President/Director
                                           December 28, 2001


         This Post-Effective Amendment No.23 to the Registration Statement has been signed below by the following persons in the capacities indicated with respect to Deutsche Investors Funds, Inc.:



Name                                        Title                                      Date
/s/ Richard T. Hale*                        President and Director
-------------------
Richard T. Hale                             (Chief Executive Officer and Acting        December 28, 2001
                                            Principal Officer)
/s/ Eugene J. McDonald*
----------------------
Eugene J. McDonald                          Director                                   December 28, 2001

/s/ Louis E. Levy*
-----------------
Louis E. Levy                               Director                                   December 28, 2001

/s/ Richard R. Burt*
-------------------
Richard R. Burt                             Director                                   December 28, 2001

/s/ Robert W. Wadsworth*
-----------------------
Robert W. Wadsworth                         Director                                   December 28, 2001

/s/ Truman T. Semans*
--------------------
Truman T. Semans                            Director                                   December 28, 2001

/s/ Joseph R. Hardiman*
----------------------
Joseph R. Hardiman                          Director                                   December 28, 2001

/s/ Rebecca W. Rimel*
--------------------
Rebeccae W. Rimel                           Director                                   December 28, 2001

/s/ Carl W. Vogt*
-----------------
Carl W. Vogt, Esq.                          Director                                   December 28, 2001

/s/ Charles A. Rizzo*             Treasurer
--------------------              Chief Financial and Accounting        December 28, 2001
Charles A. Rizzo                  Officer)

* By Power of Attorney
   By: /s/Daniel O. Hirsch        Attorney In Fact For the Persons      December 28, 2001
       -------------------        Above
   Daniel O. Hirsch

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the Flag Complex on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the Flag Complex on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the Flag Complex on behalf of each Fund's Director/Trustee pursuant to a properly executed power of attorney.